Exhibit 10.1

SIXTEENTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of July 27, 2020
among

GULFPORT ENERGY CORPORATION,
as Borrower,

THE BANK OF NOVA SCOTIA,
as Administrative Agent

and

The Lenders Party Hereto

THE BANK OF NOVA SCOTIA, KEYBANK NATIONAL ASSOCIATION,
and PNC BANK, NATIONAL ASSOCIATION,

as Joint Lead Arrangers and Joint Bookrunners

KEYBANK NATIONAL ASSOCIATION and
PNC BANK, NATIONAL ASSOCIATION,

as Co-Syndication Agents

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

WELLS FARGO BANK, N.A. and
BARCLAYS BANK PLC,
as Co-Documentation Agents

SIXTEENTH AMENDMENT TO AMENDED
AND RESTATED CREDIT AGREEMENT

THIS SIXTEENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of July 27, 2020, among GULFPORT ENERGY CORPORATION, a Delaware corporation (“Borrower”), the Guarantors party hereto, THE BANK OF NOVA SCOTIA, as Administrative Agent (“Administrative Agent”) and L/C Issuer, and the Lenders party hereto.

R E C I T A L S

A. Borrower, the financial institutions signing as Lenders thereto, Administrative Agent and the other agents party thereto are parties to an Amended and Restated Credit Agreement dated as of December 27, 2013, as amended by a First Amendment to Amended and Restated Credit Agreement dated as of April 23, 2014, a Second Amendment to Amended and Restated Credit Agreement dated as of November 26, 2014, a Third Amendment to Amended and Restated Credit Agreement dated as of April 10, 2015, a Fourth Amendment to Amended and Restated Credit Agreement and Limited Consent and Waiver dated as of May 29, 2015, a Fifth Amendment to Amended and Restated Credit Agreement dated as of September 18, 2015, a Sixth Amendment to Amended and Restated Credit Agreement dated as of February 19, 2016, a Seventh Amendment to Amended and Restated Credit Agreement dated as of December 13, 2016, an Eighth Amendment to Amended and Restated Credit Agreement dated as of March 29, 2017, a Ninth Amendment to Amended and Restated Credit Agreement dated as of May 4, 2017, a Tenth Amendment to Amended and Restated Credit Agreement dated as of October 4, 2017, an Eleventh Amendment to Amended and Restated Credit Agreement dated as of November 21, 2017, a Twelfth Amendment to Amended and Restated Credit Agreement dated as of May 21, 2018, a Thirteenth Amendment to Amended and Restated Credit Agreement dated as of November 28, 2018, a Fourteenth Amendment to Amended and Restated Credit Agreement dated as of June 3, 2019, and a Fifteenth Amendment to Amended and Restated Credit Agreement dated as of May 1, 2020 (collectively, the “Original Credit Agreement”; the Original Credit Agreement as amended by this Amendment is referred to herein as the “Credit Agreement”).

B. The parties desire to amend the Original Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Same Terms. All terms used herein that are defined in the Original Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, from and after the Sixteenth Amendment Effective Date, (a) all references in the Original Credit Agreement and, where appropriate in the context, in the other Loan Documents to the “Agreement” shall mean the Original Credit Agreement, as amended by this Amendment, as the same may hereafter be amended and waived from time to time, and (b) all references in the Loan Documents to the “Loan Documents” shall mean the Loan Documents, as amended by the Modification Papers, as the same may hereafter be amended and waived from time to time. In addition, the following terms have the meanings set forth below:

“Modification Papers” means this Amendment and all other documents and agreements executed in connection with the transactions contemplated by this Amendment.

“Sixteenth Amendment Effective Date” has the meaning set forth in Section 2.

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2. Conditions Precedent. The obligations and agreements of the Lenders as set forth in this Amendment are subject to the satisfaction, unless waived in writing by Administrative Agent and each Lender party hereto, of each of the following conditions (the first day of satisfaction of all such conditions herein, the “Sixteenth Amendment Effective Date”):

(a) Sixteenth Amendment to Credit Agreement. This Amendment shall have been duly executed and delivered by the Borrower, the Guarantors and the Majority Lenders.

(b) Consent Fees. The Borrower shall have paid a consent fee to the Administrative Agent for the account of each Lender that delivers a signature page to the Administrative Agent, on a pro rata basis in accordance with such Lender’s Elected Commitment Amount in an amount equal to 0.15% of such Lender’s Elected Commitment Amount immediately prior to the Sixteenth Amendment Effective Date.

(c) Fees and Expenses. Administrative Agent shall have received payment of all invoiced out-of-pocket fees and expenses (including reasonable attorneys’ fees and expenses) incurred by Administrative Agent in connection with the preparation, negotiation and execution of the Modification Papers.

3. Amendment to Original Credit Agreement. On the Sixteenth Amendment Effective Date, the Original Credit Agreement shall be deemed to be amended as follows:

(a) The following definitions of Section 1.01 of the Original Credit Agreement are hereby amended and restated in their entirety as follows:

“Applicable Rate” means, from time to time, the following percentages per annum, based upon the Applicable Usage Level:

Applicable Rate

Applicable Usage Level	Commitment fee	Eurodollar Rate Loans and Letters of Credit	Base Rate Loans
Level 1	0.375%	2.00%	1.00%
Level 2	0.375%	2.25%	1.25%
Level 3	0.50%	2.50%	1.50%
Level 4	0.50%	2.75%	1.75%
Level 5	0.50%	3.00%	2.00%

Any increase or decrease in the Applicable Rate resulting from a change in the Applicable Usage Level shall become effective as of the date of the change in the Applicable Usage Level. The Applicable Rate shall be Level 5 during any period that a Borrowing Base Deficiency is being paid back in installments as permitted by Section 4.06.

“Collateral Documents” means all Oil and Gas Mortgages, each Security Agreement, each Subsidiary Security Agreement, each Pledge Agreement, each Subsidiary Pledge Agreement, the Intercreditor Agreement and all other agreements, instruments and documents (other than Lender Swap Contracts and Secured Cash Management Agreements) now or hereafter executed and delivered in connection with this Agreement pursuant to which Liens are granted or purported to be granted to Agent in Collateral securing all or part of the Obligations, each in form and substance satisfactory to Agent.

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“Excess Cash” means, as of any date of determination, cash and cash equivalents of the Loan Parties other than (a) any cash allocated for, reserved or otherwise set aside to pay royalty obligations, working interest obligations, vendor payments, suspense payments, similar payments as are customary in the oil and gas industry, severance and ad valorem taxes, payroll, payroll taxes, other taxes, and employee wage and benefit payment obligations of the Borrower or any Restricted Subsidiary then due and owing (or to be due and owing within five (5) Business Days of such date) and for which the Borrower or such Restricted Subsidiary either (x) has issued checks or has initiated wires or ACH transfers or (y) reasonably anticipates in good faith that it will issue checks or initiate wires or ACH transfers within five (5) Business Days of such date, (b) any cash allocated for, reserved or otherwise set aside to pay other amounts permitted to be paid by the Borrower or its Restricted Subsidiaries in accordance with this Agreement and other Loan Documents due and owing as of such date (or to be due and owing within five (5) Business Days of such date) to Persons who are not Affiliates of the Loan Parties and for which obligations the Borrower or any of its Restricted Subsidiaries have (x) issued checks or have initiated wires or ACH transfers or (y) reasonably anticipates in good faith that it will issue checks or initiate wires or ACH transfers within five (5) Business Days of such date, as certified by the Borrower in any Loan Notice or in connection with Section 2.04(d) with sufficient detail as is reasonably acceptable to the Agent, (c) any cash of the Borrower and its Restricted Subsidiaries constituting pledges and/or deposits securing any binding and enforceable purchase and sale agreement with any Persons who are not Affiliates of the Loan Parties, in each case to the extent permitted by this Agreement, (d) cash deposited with the L/C Issuer to cash collateralize Letters of Credit, and (e) solely for 90 days after the issuance of any Senior Notes (other than Permitted Refinancing Notes) issued on or after the Sixteenth Amendment Effective Date, net cash proceeds of any such Senior Notes in an amount not to exceed an aggregate of $750,000,000 so long as held in one or more segregated deposit accounts or securities accounts held at the Administrative Agent that is subject to a control agreement in form and substance reasonably satisfactory to the Administrative Agent and to be used solely for the purpose of funding the purchase, redemption, repayment or defeasance of existing Senior Notes outstanding on the Sixteenth Amendment Effective Date; it being understood that any such purchase, redemption or defeasance of any existing Senior Notes shall comply with Section 8.18(a).

“Senior Notes” means (a) any unsecured Indebtedness of Borrower (and any unsecured Guarantees thereof by the Guarantors) in an aggregate principal amount not exceeding $1,800,000,000 and (b) any Second Lien Notes.

(b) The definition of “Net Senior Secured Debt” in Section 1.01 of the Original Credit Agreement is hereby amended by amending and restating clause (z) thereof in its entirety as follows:

“(z) any other Net Funded Debt described in clause (i) of the definition thereof (other than any Indebtedness with respect to Second Lien Notes) that constitutes senior Indebtedness secured by a Lien on assets or property of the Borrower or its Restricted Subsidiaries as of such date, minus, without duplication,”

(c) Section 1.01 of the Original Credit Agreement is hereby amended by adding the following new defined terms in the proper alphabetical order as follows:

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“Convertible Indebtedness” means Indebtedness of the Borrower permitted to be incurred under the terms of this Agreement that is either (a) convertible into common stock of the Borrower (and cash in lieu of fractional shares) and/or cash (in an amount determined by reference to the price of such common stock) or (b) sold as units with call options, warrants or rights to purchase (or substantially equivalent derivative transactions) that are exercisable for common stock of the Borrower and/or cash (in an amount determined by reference to the price of such common stock).

“Intercreditor Agreement” means an intercreditor agreement among the Agent, the Second Lien Agent and the Second Lien Collateral Agent, if any, and acknowledged by the Loan Parties, which agreement shall be in the form attached as Exhibit B to the Sixteenth Amendment or as modified to reflect such changes thereto as agreed by the parties thereto and which changes have not been objected to by the Majority Lenders in writing after two Business Days’ notice of such changes.

“Multiplier” means, if the aggregate face amount of Senior Notes issued after the Sixteenth Amendment Effective Date (without regard to original issue discount) is less than or equal to $250,000,000, 25%, and if the aggregate face amount of Senior Notes issued after the Sixteenth Amendment Effective Date (without regard to original issue discount) is greater than $250,000,000, 33.333333%.

“Permitted Bond Hedge Transaction” means any call or capped call option (or substantively equivalent derivative transaction) on the Borrower’s common stock purchased by the Borrower in connection with the issuance of any Convertible Indebtedness; provided that the purchase price for such Permitted Bond Hedge Transaction, less the proceeds received by the Borrower from the sale of any related Permitted Warrant Transaction, does not exceed the net proceeds received by the Borrower from the sale of such Convertible Indebtedness issued in connection with the Permitted Bond Hedge Transaction.

“Permitted Refinancing Notes” means any Senior Notes issued or incurred by the Borrower for any refinancing, replacement, or Redemption of existing Senior Notes or issued or incurred in exchange for existing Senior Notes, so long as:

(a) no Default or Event of Default exists immediately before or after giving pro forma effect to any such incurrence;

(b) the Borrower shall be in compliance, on a pro forma basis, with the covenants set forth in Section 7.12;

(c) such Permitted Refinancing Notes shall not have a stated outside maturity date earlier than March 13, 2024 and shall not require payment of principal in respect of such Permitted Refinancing Notes prior to March 13, 2024 (except for customary offers to purchase with proceeds of asset sales, conversions or upon the occurrence of a change of control); provided that the Permitted Refinancing Notes may include a “springing” maturity date if such springing maturity date is no earlier than 91 days after the Maturity Date;

(d) such Permitted Refinancing Notes shall have an average life to maturity at the time of incurrence that is no shorter than March 13, 2024;

SIXTEENTH AMENDMENT – Page 4

(e) such Permitted Refinancing Notes have an aggregate principal amount (or if incurred with original issue discount, an aggregate issue price) that is equal to or less than the aggregate principal amount (or if incurred with original issue discount, the aggregate accreted value) then outstanding (plus accrued and unpaid interest, fees and expenses, including any premium and defeasance costs) under such existing Senior Notes;

(f) such Permitted Refinancing Notes do not have any scheduled principal amortization;

(g) no Person shall guarantee such Permitted Refinancing Notes unless such Person has guaranteed or contemporaneously guarantees the Obligations;

(h) the indenture governing such Permitted Refinancing Notes shall not include any financial maintenance covenants that are more restrictive than the financial maintenance covenants under the Loan Documents nor prohibit prior repayment or prepayment of the Loans and the covenants and events of default applicable to such Permitted Refinancing Notes shall be customary for high yield debt securities or convertible debt securities but in any event shall not be more restrictive to the Borrower and its Subsidiaries than the covenants and events of default under the Loan Documents, taken as a whole; in each case, as reasonably determined by the Borrower in good faith, unless such covenants or events of default are incorporated into this Agreement; and

(i) any Liens securing such Permitted Refinancing Notes shall only be incurred pursuant to Section 8.01(t) and any Second Lien Security Documents shall be consistent with the Collateral Documents and shall otherwise contain customary provisions reasonably satisfactory to the Agent to reflect the second lien nature of such Permitted Refinancing Notes.

“Permitted Warrant Transaction” means any call option, warrant or right to purchase (or substantively equivalent derivative transaction) on the Borrower’s common stock sold by the Borrower substantially concurrently with any purchase by the Borrower of a related Permitted Bond Hedge Transaction.

“Pro Forma Borrowing Base” means, (a) as of any date of determination prior to any Reduction Date, (i) the Borrowing Base then in effect, minus (ii) the Pro Forma Reduction Amount, and (b) as of any date of determination when no Reduction Date is pending, the Borrowing Base then in effect.

“Pro Forma Reduction Amount” means an amount equal to the product of the Multiplier and the difference of (a) the aggregate face principal amount of the Senior Notes incurred (without regard to any original issue discount) after the Sixteenth Amendment Effective Date, minus (b) the aggregate amount of the cash proceeds of such Senior Notes described in clause (a) to the extent actually paid (or that are subject to an exchange agreement binding on the Loan Parties) by the Loan Parties in cash for the repayment, redemption, purchase, repurchase, refinancing, defeasance or other satisfaction of other Senior Notes following the incurrence of such Senior Notes and prior to the Reduction Date with respect to such Senior Notes.

“Redemption” means with respect to any Indebtedness, the repurchase, redemption, prepayment, defeasance, purchase or any other acquisition or retirement for value (or the segregation of funds with respect to any of the foregoing) of such Indebtedness.

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“Reduction Amount” means, with respect to any issuance of Senior Notes after the Sixteenth Amendment Effective Date, an amount equal to the product of the Multiplier and the difference of (a) the face principal amount of such Senior Notes (without regard to any original issue discount), minus (b) the aggregate amount of the cash proceeds of such Senior Notes described in clause (a) to the extent actually paid by the Loan Parties in cash for the repayment, redemption, purchase, repurchase, refinancing, defeasance or other satisfaction of other Senior Notes following the incurrence of such Senior Notes and prior to the Reduction Date with respect to such Senior Notes.

“Reduction Date” means, with respect to any issuance or incurrence of Senior Notes, the date occurring 90 days following the date of the issuance or incurrence of such Senior Notes.

“Second Lien Agent” means, with respect to any Second Lien Notes, the agent, trustee or other representative of the holders of the indebtedness and other obligations evidenced thereunder or governed thereby, in each case, together with its successors in such capacity.

“Second Lien Collateral Agent” means, with respect to any Second Lien Notes, the agent, collateral agent, collateral trustee or other representative of the holders of the indebtedness and other obligations evidenced thereunder or governed thereby, in each case, together with its successors in such capacity.

“Second Lien Notes” means any senior secured notes issued by the Borrower that are secured pursuant to Section 8.01(t) by Second Lien Security Documents that shall be consistent with the Collateral Documents and shall otherwise contain customary provisions reasonably satisfactory to the Agent to reflect the second lien nature of such senior secured notes.

“Second Lien Security Documents” means any security agreements, collateral agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements, or grants or transfers for security, entered into on or after the Sixteenth Amendment Effective Date, executed and delivered by any Loan Party creating (or purporting to create) a Lien upon the Collateral in favor of the holders of any Second Lien Notes and the other secured parties thereunder.

“Sixteenth Amendment” means that certain Sixteenth Amendment to Amended and Restated Credit Agreement dated as of July 27, 2020, among the Borrower, the Guarantors, the Agent and the Lenders party thereto.

“Sixteenth Amendment Effective Date” has the meaning specified in the Sixteenth Amendment.

(d) Section 2.02(a) of the Original Credit Agreement is hereby amended by amending and restating the seventh sentence thereof in its entirety as follows:

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Each Loan Notice (whether telephonic or written) shall specify (i) whether Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of Eurodollar Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Loans are to be converted, (v) if applicable, the duration of the Interest Period with respect thereto and (vi) the amount of the then effective Borrowing Base and Pro Forma Borrowing Base, the Aggregate Elected Commitment Amount, the current Total Outstandings (without regard to the requested Borrowing) and the pro forma Total Outstandings (giving effect to the requested Borrowing).

(e) Section 2.04(d) of the Original Credit Agreement is hereby amended and restated in its entirety as follows:

(d) If the Loan Parties and their Subsidiaries have Excess Cash in excess of $35,000,000 in the aggregate on Thursday of each week, then the Borrower shall immediately prepay on the next Business Day succeeding such Thursday in an amount equal to the lesser of (i) the amount of such excess and (ii) the principal amount of the outstanding Loans.

(f) Section 4.05(e) of the Original Credit Agreement is hereby amended and restated in its entirety as follows:

(e) In the event of any issuances of Senior Notes after the Sixteenth Amendment Effective Date, then, upon consummation of such issuances, the then effective Borrowing Base shall be reduced on the applicable Reduction Date with respect to such issuance of Senior Notes, by an amount equal to the Reduction Amount with respect to such Senior Notes. For avoidance of doubt, the reductions described in this subsection (e) may be reduced or waived with the consent of Required Lenders.

(g) Section 5.02 of the Original Credit Agreement is hereby amended by inserting a new clause (f) thereof and amending and restating the final sentence thereof in its entirety as follows:

(f) For any such proposed Credit Extension, prior to any Reduction Date, at the time of and immediately after giving effect to such proposed Credit Extension, the Total Outstandings shall not exceed the Pro Forma Borrowing Base.

Each Request for Credit Extension (other than a Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Eurodollar Rate Loans) submitted by Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 5.02(a), (b), (d) and (f) have been satisfied on and as of the date of the applicable Credit Extension.

(h) Section 7.14 of the Original Credit Agreement is hereby amended by (i) adding “(a)” before the first instance of “Notify” and (ii) adding the following new clause (b) at the end thereof to read as follows:

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(b) In the event that after the Sixteenth Amendment Effective Date any Subsidiary of the Borrower intends to guarantee any Senior Notes or the Borrower or any Subsidiary intends to grant any Lien on any property to secure any Senior Notes, the Borrower will provide at least 10 days’ prior written notice thereof to the Agent (or such shorter time as the Agent may agree in its sole discretion), and the Borrower will, and will cause its Subsidiaries to, first (or contemporaneously therewith), (i) execute and deliver to the Agent a counterpart of the Guaranty to the extent that such Subsidiary is not a Loan Party and (ii) grant to the Agent to secure the Obligations a first-priority Lien on the same property, pursuant to Collateral Documents in form and substance satisfactory to the Agent, to the extent a prior Lien has not already been granted to the Administrative Agent on such property. In connection therewith, the Borrower shall, or shall cause its Subsidiaries to, execute and deliver such other additional customary closing documents, certificates and legal opinions as shall reasonably be requested by the Administrative Agent.

(i) Section 8.01 of the Original Credit Agreement is hereby amended by deleting the word “and” at the end of clause (r) thereof, replacing the “.” at the end of clause (s) thereof with “; and” and adding the following new clause (t):

(t) Liens securing obligations in respect of Indebtedness incurred pursuant to Section 8.03(o), so long as such Liens (i) do not extend to any assets that are not Collateral, (ii) are subordinated to the Liens securing the Obligations pursuant to the Intercreditor Agreement and (iii) the aggregate principal amount secured by such Liens shall not exceed $750,000,000.

(j) Section 8.02 of the Original Credit Agreement is hereby amended by deleting the word “and” at the end of clause (k) thereof, replacing the “.” at the end of clause (l) thereof with “; and” and adding the following new clause (m):

(m) any Permitted Bond Hedge Transactions and Permitted Warrant Transactions (including the Borrower’s entry into, payment and receipt of premiums and other amounts in respect of, and performance of obligations under, such Permitted Bond Hedge Transactions and Permitted Warrant Transactions, in accordance with their terms).

(k) Section 8.03(d) and (o) of the Original Credit Agreement are hereby amended and restated in their entirety as follows:

(d) obligations (contingent or otherwise) of Borrower or any Restricted Subsidiary existing or arising under any Swap Contract, provided that (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for purposes of speculation; (ii) such obligations are entered into by such Person in connection with a Permitted Bond Hedge Transaction or Permitted Warrant Transaction; and (iii) such Swap Contract otherwise complies with the provisions of Section 8.09;

(o) (i) (A) any Senior Notes incurred prior to the Sixteenth Amendment Effective Date and (B) any other Senior Notes incurred on or after the Sixteenth Amendment Effective Date so long as (1) no Default or Event of Default exists immediately before or after giving pro forma effect to any such incurrence, (2) the Borrower shall be in compliance, on a pro forma basis, with the covenants set forth in Section 7.12, (3) the stated maturity date of such Senior Notes is no earlier than March 13, 2024, and such Senior Notes shall not require payment of principal in respect of such Senior Notes prior to March 13, 2024 (except for customary offers to purchase with proceeds of asset sales, conversions or upon the occurrence of a change of control); provided that such Senior Notes may include a “springing” maturity date if such springing maturity date is no earlier than 91 days after the Maturity Date, (4) the indentures or other agreements under which any Senior Notes are issued and all other instruments, agreements or other documents evidencing or governing such Senior Notes or providing for any guarantee or other right in respect thereof have terms that, taken as a whole, are not more restrictive on Borrower and its Restricted Subsidiaries than the terms of this Agreement and the other Loan Documents and (5) such Senior Notes shall meet the conditions set forth in clauses (f), (g), (h) and (i) of the definition of “Permitted Refinancing Notes”, mutatis mutandis, and (ii) any Permitted Refinancing Notes of any Senior Notes; and

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(l) Section 8.06(g) of the Original Credit Agreement is hereby amended and restated in its entirety as follows:

(g) (i) the making of cash interest payments and cash payments in connection with any conversion of Convertible Indebtedness in an aggregate amount since the date of the indenture governing such Convertible Indebtedness not to exceed the sum of (A) the principal amount of such Convertible Indebtedness plus (B) any payments received by the Borrower or any of its Restricted Subsidiaries pursuant to the exercise, settlement or termination of any related Permitted Bond Hedge Transaction, (ii) any payments in connection with a Permitted Bond Hedge Transaction and (iii) the settlement of any related Permitted Warrant Transaction (A) by delivery of shares of the Borrower’s common stock upon settlement thereof or (B) by (x) set-off against the related Permitted Bond Hedge Transaction or (y) payment of an early termination amount thereof in common stock upon any early termination thereof, so long as, in the case of each of (i), (ii) and (iii), Liquidity (after giving pro forma effect to such payment) is not less than 20% of the then-existing Aggregate Commitments;

(m) Section 8.09 of the Original Credit Agreement is hereby amended by adding a new clause (d) at the end thereof as follows:

(d) Swap Contracts entered into in connection with a Permitted Bond Hedge Transaction or Permitted Warrant Transaction, provided that (i) no such contract (other than a Lender Swap Contract) requires Borrower to put up money, assets, or other security against the event of its nonperformance prior to actual default by Borrower in performing its obligations thereunder, and (ii) each such contract is with (A) a Lender or an Affiliate of a Lender or (B) a counterparty who is unsecured who at the time the contract is entered into maintains a minimum debt rating of BBB or Baa2 as determined either by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. or is otherwise acceptable to Agent.

(n) Section 8.18(a) of the Original Credit Agreement is hereby amended and restated in its entirety to read as follows:

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(a) Make, directly or indirectly, voluntary prepayments, purchases, repurchases, or redemptions of or in respect of any Senior Notes or any Subordinated Obligations, or any payment or other distribution (whether in cash, securities or other property) prior to its stated maturity, including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Senior Notes or any Subordinated Obligations, except (x) prepayments, redemptions, purchases, defeasances and other payments in respect of Senior Notes and Subordinated Obligations (in each case, other than Second Lien Notes) prior to their scheduled maturity in an aggregate amount not to exceed $20,000,000 on and after the Fifteenth Amendment Effective Date, (y) prepayments, redemptions, purchases, defeasances and other payments in respect of Senior Notes and Subordinated Obligations prior to their scheduled maturity in an aggregate amount not to exceed the lesser of (A) $750,000,000 and (B) an amount equal to the net cash proceeds of any Senior Notes issued on, or within 90 days before, the date of such prepayment, redemption, purchase, defeasance or other payment, so long as immediately before and after giving effect to each such prepayment, redemption, purchase, defeasance or other payment under this clause (y), (i) no Default, Event of Default or Borrowing Base Deficiency exists and (ii) Liquidity is not less than 15% of the then-existing Aggregate Commitments and so long as such prepayment, redemption, purchase, defeasance or other payment is consummated within 90 days after the issuance of any Senior Notes (other than Permitted Refinancing Notes) and (z) to the extent effectuated with Permitted Refinancing Notes in respect thereof.

(o) Section 9.01(e) of the Original Credit Agreement is hereby amended by amending and restating the parenthetical at the end thereof in its entirety as follows:

(for the avoidance of doubt, this Section 9.01(e) does not apply to a voluntary repurchase, repayment, defeasance or redemption of any portion of such Indebtedness or to any event which triggers any conversion right of holders of Convertible Indebtedness)

(p) Section 9.01 of the Original Credit Agreement is hereby amended by amending and restating clause (l) to read in its entirety as follows:

(l) Invalidity of Intercreditor Agreement. Until the Redemption of the Second Lien Notes, the Intercreditor Agreement or any provision thereof, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder ceases to be in full force and effect; or any Loan Party or holder of any Second Lien Notes contests in any manner the validity or enforceability of the Intercreditor Agreement or any provision thereof (other than manifest error); or any Loan Party denies that it has any or further liability or obligation under the Intercreditor Agreement, or purports to revoke, terminate or rescind the Intercreditor Agreement or any provision thereof; or any Loan Party causes the Liens of any Second Lien Notes to be senior or pari passu in right to the Liens securing the Obligations; or

(q) Article X of the Original Credit Agreement is hereby amended by adding a new Section 10.13 at the end thereof to read as follows:

Section 10.13 Intercreditor Agreement.

(a) Each Lender hereby (i) instructs and authorizes the Agent to execute and deliver the Intercreditor Agreement on its behalf, (ii) authorizes and directs the Agent to exercise all of the Agent’s rights and to comply with all of its obligations under the Intercreditor Agreement, (iii) agrees that the Agent may take actions on its behalf as if contemplated by the terms of the Intercreditor Agreement and (iv) understands, acknowledges and agrees that at all times following the execution and delivery of the Intercreditor Agreement such Lender (and each of its successors and assigns) shall be bound by the terms thereof.

(b) Each Lender acknowledges that it has reviewed and is satisfied with the terms and provisions of the Intercreditor Agreement and acknowledges and agrees that such Lender is responsible for making its own analysis and review of the Intercreditor Agreement and the terms and provisions thereof, and neither the Agent nor any of its Affiliates makes any representation to any Lender as to the sufficiency or advisability of the provisions contained in the Intercreditor Agreement.

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(r) Exhibit A to the Original Credit Agreement is hereby replaced with Exhibit A attached hereto.

4. Certain Representations. Each Loan Party represents and warrants that, as of the Sixteenth Amendment Effective Date: (a) such Loan Party has full power and authority to execute the Modification Papers to which it is a party and such Modification Papers constitute the legal, valid and binding obligation of such Loan Party enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; (b) no authorization, approval, consent or other action by, notice to, or filing with, any Governmental Authority or other Person is required for the execution, delivery and performance by such Loan Party thereof; and (c) no Default or Event of Default has occurred and is continuing after giving effect to the Amendment, or will result from the consummation of the transactions contemplated by this Amendment. In addition, each Loan Party represents that after giving effect to the Modification Papers, all representations and warranties of the Borrower and each other Loan Party contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (provided that any such representations or warranties that are, by their terms, already qualified by reference to materiality shall be true and correct without regard to such additional materiality qualification) on and as of the Sixteenth Amendment Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty is true and correct in all material respects (or true and correct without regard to such additional materiality qualification, as applicable) as of such earlier date.

5. Reaffirmation. Each of the Loan Parties hereby (a) acknowledges this Amendment, (b) reaffirms, confirms and ratifies all of its obligations under the Guaranty, each Collateral Document to which it is a party and the other Loan Documents to which it is party, including its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of the Guaranty, each Collateral Document to which it is a party and each of the other Loan Documents to which it is party, and (c) agrees that such guarantees, pledges, grants of security interests and other obligations, and the terms of the Guaranty, each Collateral Document to which it is a party and each of the other Loan Documents to which it is a party, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect and, as applicable, shall guarantee and secure all Obligations under the Credit Agreement, as modified by this Amendment. The parties hereto acknowledge and agree that all references to the “Credit Agreement” (or words of similar import) in the Guaranty, each Collateral Document and the other Loan Documents refer to the Credit Agreement as amended by this Amendment without impairing any such obligations or Liens in any respect.

6. No Further Amendments. Except as previously amended or waived in writing and as amended hereby, the Original Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties thereto.

7. Acknowledgments and Agreements. Borrower acknowledges that on the date hereof all outstanding Obligations, in each case as amended hereby, are payable in accordance with their terms, and Borrower waives any defense, offset, counterclaim or recoupment with respect thereto. Borrower, Administrative Agent, L/C Issuer and each Lender that is a party hereto do hereby adopt, ratify and confirm the Original Credit Agreement, as amended and waived hereby, and acknowledge and agree that the Original Credit Agreement, as amended and waived hereby, is and remains in full force and effect. Borrower acknowledges and agrees that the liabilities and obligations of the Borrower and each other Loan Party under the Original Credit Agreement and under the other Loan Documents, in each case as amended hereby, are not impaired in any respect by this Amendment.

SIXTEENTH AMENDMENT – Page 11

8. Limitation on Agreements. The consents, waivers and modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Credit Agreement or any of the other Loan Documents, or (b) to prejudice any other right or rights that Administrative Agent or the Lenders now have or may have in the future under or in connection with the Original Credit Agreement and the other Loan Documents, each as amended and waived hereby, or any of the other documents referred to herein or therein. The Modification Papers shall constitute Loan Documents for all purposes.

9. Confirmation of Security. Borrower hereby confirms and agrees that all of the Collateral Documents that presently secure the Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Obligations as described in the Original Credit Agreement as modified by this Amendment.

10. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

11. Incorporation of Certain Provisions by Reference. The provisions of Section 11.15 of the Original Credit Agreement captioned “Governing Law, Jurisdiction; Etc.” and Section 11.16 of the Original Credit Agreement captioned “Waiver of Right to Trial by Jury” are incorporated herein by reference for all purposes.

12. Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other Request for Credit Extension, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the Uniform Electronic Transactions Act (as adopted in the State of Texas), or any other similar state laws based on the Uniform Electronic Transactions Act.

13. Entirety, Etc. This Amendment, the other Modification Papers and all of the other Loan Documents embody the entire agreement between the parties. THIS AMENDMENT, THE OTHER MODIFICATION PAPERS AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[This space is left intentionally blank. Signature pages follow.]

SIXTEENTH AMENDMENT – Page 12

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date and year first above written.

BORROWER

GULFPORT ENERGY CORPORATION

By:	/s/ Quentin Hicks
Name:	Quentin Hicks
Title:	Chief Financial Officer

GUARANTORS

GATOR MARINE, INC.
GATOR MARINE IVANHOE, INC.
GRIZZLY HOLDINGS, INC.
GULFPORT APPALACHIA, LLC
GULFPORT MIDCON, LLC
GULFPORT MIDSTREAM HOLDINGS, LLC
JAGUAR RESOURCES LLC
PUMA RESOURCES, INC.
WESTHAWK MINERALS LLC

By:	/s/ Quentin Hicks
Name:	Quentin Hicks
Title:	Chief Financial Officer

SIXTEENTH AMENDMENT – Signature Page

ADMINISTRATIVE AGENT:

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH,
as Administrative Agent and L/C Issuer

By:	/s/ Ryan Knape
Name:	Ryan Knape
Title:	Director

LENDERS:

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH,
as a Lender

By:	/s/ Ryan Knape
Name:	Ryan Knape
Title:	Director

SIXTEENTH AMENDMENT – Signature Page

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ George E. McKean
Name:	George E. McKean
Title:	Senior Vice President

SIXTEENTH AMENDMENT – Signature Page

CREDIT SUISSE AG,
CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Andrew Griffin
Name:	Andrew Griffin
Title:	Authorized Signatory

SIXTEENTH AMENDMENT – Signature Page

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

SIXTEENTH AMENDMENT – Signature Page

BBVA USA,
as a Lender

By:	/s/ Gabriela Azcarate
Name:	Gabriela Azcarate
Title:	Senior Vice President

SIXTEENTH AMENDMENT – Signature Page

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Jo Linda Papadakis
Name:	Jo Linda Papadakis
Title:	Authorized Officer

SIXTEENTH AMENDMENT – Signature Page

COMMONWEALTH BANK OF AUSTRALIA,
as a Lender

By:	/s/ Scott Easey
Name:	Scott Easey
Title:	Associate Director

SIXTEENTH AMENDMENT – Signature Page

IBERIABANK,
as a Lender

By:	/s/ W. Bryan Chapman
Name:	W. Bryan Chapman
Title:	Market President - Energy Lending

SIXTEENTH AMENDMENT – Signature Page

BOKF, NA DBA BANK OF OKLAHOMA,
as a Lender

By:	/s/ Drew Krittenbrink
Name:	Drew Krittenbrink
Title:	Assistant Vice President

SIXTEENTH AMENDMENT – Signature Page

ASSOCIATED BANK, N.A.,
as a Lender

By:	/s/ Brett Alsop
Name:	Brett Alsop
Title:	Portfolio Manager

SIXTEENTH AMENDMENT – Signature Page

Exhibit A

FORM OF LOAN NOTICE

Date: ____________, ____

To:	The Bank of Nova Scotia, as Agent

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of December 27, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Gulfport Energy Corporation, a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and The Bank of Nova Scotia, as Administrative Agent and L/C Issuer.

The undersigned hereby requests (select one):

☐ A Borrowing of Loans                            ☐ A conversion or continuation of Loans

1. On ________________________________________________ (a Business Day).

2. In the amount of $__________________.

3. Comprised of _____________________________.

[Type of Loans requested]

4. For Eurodollar Rate Loans: with an Interest Period of ________ months.

The undersigned certifies that he/she is the [_] of the Borrower, and that as such he/she is authorized to execute this certificate on behalf of the Borrower, and further certifies, solely in his/her official capacity and not in any personal capacity, the following:

A. The Borrowing, if any, requested herein complies with the provisos to the first sentence of Section 2.01 of the Agreement.

SIXTEENTH AMENDMENT – Exhibit A

B. At the time of and immediately after giving effect to such Borrowing, the Borrower and its Restricted Subsidiaries do not have any Excess Cash in excess of $35,000,000. [Schedule 1 attached hereto lists the amounts and the use of proceeds of any cash allocated for, reserved or otherwise set aside to pay amounts permitted to be paid by the Borrower or its Restricted Subsidiaries in accordance with the Agreement and the other Loan Documents due and owing as of the date hereof (or to be due and owing within 30 days of the date hereof) to Persons who are not Affiliates of the Loan Parties and for which obligations the Borrower or any of its Restricted Subsidiaries reasonably anticipates in good faith that it will issue checks or initial wires or ACH transfers within five days of the date hereof.]1

C. [The conditions specified in Sections 5.02(a), (b), (d) and (f) of the Agreement have been satisfied on and as of the date of such Borrowing.]2

D. Amount of Borrowing Base in effect on the date hereof is $[                   ], amount of Pro Forma Borrowing Base in effect on the date hereof is $[                   ], and the Aggregate Elected Commitment Amount in effect on the date hereof is $[                   ].

E. Total Outstandings on the date hereof before giving effect to the requested Borrowing are $[                   ].

F. Pro forma Total Outstandings (giving effect to the requested Borrowing) are $[                   ].

GULFPORT ENERGY CORPORATION

By:
Name:
Title:

[1]	Include Schedule 1 if any such amounts are excluded from the calculation of Excess Cash in accordance with the Agreement.

[2]	Certification not required for a Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Eurodollar Rate Loans.

SIXTEENTH AMENDMENT – Exhibit A

SCHEDULE 1

Excess Cash

SIXTEENTH AMENDMENT – Exhibit A

Exhibit B

Form of Intercreditor Agreement

INTERCREDITOR AGREEMENT

dated as of [  ], 2020 between

THE BANK OF NOVA SCOTIA,
as Priority Lien Agent,

and

[____________________________],
as Second Lien Collateral Trustee

THIS IS THE INTERCREDITOR AGREEMENT REFERRED TO IN (A) THE INDENTURE DATED AS OF [  ], 2020, AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG GULFPORT ENERGY CORPORATION, CERTAIN OF ITS SUBSIDIARIES FROM TIME TO TIME PARTY THERETO, [  ], AS TRUSTEE [and [  ] AS COLLATERAL TRUSTEE], (B) THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF DECEMBER 27, 2013, AS AMENDED, SUPPLEMENTED, RESTATED, AMENDED AND RESTATED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG GULFPORT ENERGY CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME, THE BANK OF NOVA SCOTIA, AS ADMINISTRATIVE AGENT AND L/C ISSUER AND THE OTHER AGENTS AND PARTIES PARTY THERETO FROM TIME TO TIME, (C) THE OTHER NOTE DOCUMENTS REFERRED TO IN SUCH INDENTURE AND (D) THE OTHER LOAN DOCUMENTS REFERRED TO IN SUCH CREDIT AGREEMENT.

SIXTEENTH AMENDMENT – Exhibit B

i

Annex I	Provision for the Second Lien Indenture, any Additional Second Lien Debt Facility, the Second Lien Documents, the Initial Third Lien Debt Facility, any Additional Third Lien Debt Facility and the Third Lien Documents

Exhibit A	[Form of] Priority Confirmation Joinder
Exhibit B	Security Documents

ii

INTERCREDITOR AGREEMENT, dated as of [__________________], 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), between THE BANK OF NOVA SCOTIA, as administrative agent for the Priority Lien Secured Parties referred to herein (in such capacity, and together with its successors and assigns in such capacity, the “Original Priority Lien Agent”) and [_____________________], as collateral trustee for the Second Lien Secured Parties referred to herein (in such capacity, and together with its successors in such capacity, the “Original Second Lien [Collateral Trustee]”).

Reference is made to (a) the Priority Credit Agreement (defined below) and (b) the Second Lien Indenture (defined below) governing the Second Lien Indenture Notes (defined below).

From time to time following the date hereof, GULFPORT ENERGY CORPORATION, a Delaware corporation (together with its successors and assigns, “Gulfport”) may (i) incur Additional Notes and Additional Second Lien Obligations (each as defined below) to the extent permitted by the Secured Debt Documents (as defined below); in connection with the Second Lien Indenture and any Additional Notes or Additional Second Lien Obligations, Gulfport and certain Grantors (as defined below), the Second Lien Trustee (defined below) and the Second Lien Collateral Trustee (defined below) have entered into the Second Lien Collateral Trust Agreement (as defined below) and (ii) incur Initial Third Lien Obligations and Additional Third Lien Obligations (each as defined below) to the extent permitted by the Secured Debt Documents (as defined below); in connection with the Initial Third Lien Obligations, Gulfport and certain of its subsidiaries and the Third Lien Collateral Trustee (as defined below) shall, concurrently with the incurrence of such Initial Third Lien Obligations, enter into a Third Lien Collateral Trust Agreement (as defined below).

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Original Priority Lien Agent (for itself and on behalf of the Priority Lien Secured Parties) and the Original Second Lien Collateral Trustee (for itself and on behalf of the Second Lien Secured Parties) agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01 Construction; Certain Defined Terms. (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any reference herein to any agreement, instrument, other document, statute or regulation shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein,” “hereof and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive.

(b) All terms capitalized but not defined herein have the meanings assigned to them in the Priority Credit Agreement as in effect on the date hereof.

(c)  All terms used in this Agreement that are defined in Article 1, 8 or 9 of the New York UCC (whether capitalized herein or not) and not otherwise defined herein have the meanings assigned to them in Article 1, 8 or 9 of the New York UCC. If a term is defined in Article 9 of the New York UCC and another Article of the New York UCC, such term shall have the meaning assigned to it in Article 9 of the New York UCC.

(d) Unless otherwise set forth herein, all references herein to (i) the Second Lien Collateral Trustee shall be deemed to refer to the Second Lien Collateral Trustee in its capacity as collateral trustee under the Second Lien Collateral Trust Agreement and (ii) the Third Lien Collateral Trustee shall be deemed to refer to the Third Lien Collateral Trustee in its capacity as collateral trustee under the Third Lien Collateral Trust Agreement.

(e) As used in this Agreement, the following terms have the meanings specified below:

“Accounts” has the meaning assigned to such term in Section 3.01(a).

“Additional Notes” has the meaning given to the term “Additional Notes” in the Second Lien Indenture as in effect on the date hereof.

“Additional Second Lien Debt Facility” means any Indebtedness for which the requirements of Section 4.04(b) of this Agreement have been satisfied, as amended, restated, modified, renewed, refunded, amended and restated, restructured, increased, supplemented, replaced or refinanced in whole or in part from time to time in accordance with each applicable Secured Debt Document; provided that neither the Second Lien Indenture nor any Second Lien Substitute Facility shall constitute an Additional Second Lien Debt Facility at any time.

“Additional Second Lien Documents” means any Additional Second Lien Debt Facility and the Additional Second Lien Security Documents.

“Additional Second Lien Obligations” means, with respect to any Grantor, any obligations of such Grantor owed to any Additional Second Lien Secured Party (or any of its Affiliates) in respect of the Additional Second Lien Documents.

“Additional Second Lien Secured Parties” means, at any time, the Second Lien Collateral Trustee, the trustee, agent or other representative of the holders of any Series of Second Lien Debt who maintains the transfer register for such Series of Second Lien Debt, the beneficiaries of each indemnification obligation undertaken by any Grantor under any Additional Second Lien Document and each other holder of, or obligee in respect of, any Series of Second Lien Debt outstanding at such time; provided that the Indenture Second Lien Secured Parties shall not be deemed Additional Second Lien Secured Parties.

“Additional Second Lien Security Documents” means the Additional Second Lien Debt Facility (insofar as the same grants a Lien on the Collateral) and any other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements, or grants or transfers for security, now existing or entered into after the date hereof, executed and delivered by Gulfport or any other Grantor creating (or purporting to create) a Lien upon the Second Lien Collateral in favor of the Additional Second Lien Secured Parties.

“Additional Third Lien Debt Facility” means any Indebtedness for which the requirements of Section 4.04(b) of this Agreement have been satisfied, as amended, restated, modified, renewed, refunded, amended and restated, restructured, increased, supplemented, replaced or refinanced in whole or in part from time to time in accordance with each applicable Secured Debt Document; provided that no Third Lien Substitute Facility shall constitute an Additional Third Lien Debt Facility at any time.

“Additional Third Lien Documents” means any Additional Third Lien Debt Facility and the Additional Third Lien Security Documents.

“Additional Third Lien Obligations” means, with respect to any Grantor, any obligations of such Grantor owed to any Additional Third Lien Secured Party (or any of its Affiliates) in respect of the Additional Third Lien Documents.

“Additional Third Lien Secured Parties” means, at any time, the Third Lien Collateral Trustee, the trustee, agent or other representative of the holders of any Series of Third Lien Debt who maintains the transfer register for such Series of Third Lien Debt, the beneficiaries of each indemnification obligation undertaken by any Grantor under any Additional Third Lien Document and each other holder of, or obligee in respect of, any Series of Third Lien Debt outstanding at such time.

“Additional Third Lien Security Documents” means the Additional Third Lien Debt Facility (insofar as the same grants a Lien on the Collateral) and any other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements, or grants or transfers for security, now existing or entered into after the date hereof, executed and delivered by Gulfport or any other Grantor creating (or purporting to create) a Lien upon the Third Lien Collateral in favor of the Additional Third Lien Secured Parties (including any such agreements, assignments, mortgages, deeds of trust and other documents or instruments associated with any Third Lien Substitute Facility).

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control,” as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract or otherwise. For purposes of this definition, the terms “controlling,” “controlled by” and “under common control with” have correlative meanings.

“Bankruptcy Code” means Title 11 of the United States Code.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

“Board of Directors” means: (a) with respect to a corporation, the board of directors of the corporation; (b) with respect to a partnership, the Board of Directors of the general partner of the partnership; and (c) with respect to any other Person, the board or committee of such Person serving a similar function.

“Borrowing Base” has the meaning set forth in the Priority Lien Credit Agreement as in effect on the date hereof, and any component definition used therein has the meaning set forth in the Priority Lien Credit Agreement as of the date hereof.

“Borrowing Base Deficiency” has the meaning set forth in the Priority Lien Credit Agreement as in effect on the date hereof, and any component definition used therein has the meaning set forth in the Priority Lien Credit Agreement as of the date hereof.

“Business Day” means each day that is not a Saturday, Sunday or other day on which banking institutions in Houston, Texas or New York, New York are authorized or required by law to close.

“Cash Management Agreement” means any agreement to provide any of the following bank services and products to Gulfport or any other Grantor or any subsidiary thereof by any lender under the Priority Credit Agreement or any Affiliate of any such lender: (a) commercial and corporate credit cards or debit cards, (b) purchase cards, (c) stored value cards, (d) Cash Management Agreements (including, without limitation, overdraft, depository, controlled disbursement, electronic funds transfer, automated clearinghouse transactions, return items, overdrafts and interstate depository network services) and (e) all other similar products as described in the definition of the term “Cash Management Agreement” in any Priority Substitute Credit Facility.

“Cash Management Obligations” means all obligations, indebtedness, and liabilities of Gulfport or any other Grantor arising under any Secured Cash Management Agreement, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, fees and other amounts that accrue after the commencement by or against Gulfport or any other Grantor of any proceeding under any Bankruptcy Law naming Gulfport or any other Grantor as the debtor in such proceeding, regardless of whether such interest, fees or other amounts are allowed claims in such proceeding.

“Cash Management Party” means any Person that is a lender under the Priority Credit Agreement or an Affiliate thereof and is a party to a Cash Management Agreement with Gulfport or any other Grantor.

“Class” means (a) in the case of Priority Lien Debt, the Priority Lien Debt, taken together, (b) in the case of Second Lien Debt, every Series of Second Lien Debt, taken together and (c) in the case of Third Lien Debt, every Series of Third Lien Debt, taken together.

“Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, constituting Priority Lien Collateral, Second Lien Collateral and/or Third Lien Collateral.

“Credit Facilities” means, one or more debt facilities (including the Priority Credit Agreement) or other credit agreements, indentures, commercial paper facilities or other forms of debt financing, in each case, with banks or other financial institutions providing for revolving credit loans, term loans, capital markets financings, private placements, receivables financings (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit or letter of credit guarantees, in each case, as amended, restated, amended and restated, modified, supplemented, extended, renewed, refunded, replaced or refinanced in whole or in part from time to time.

“DIP Financing” has the meaning assigned to such term in Section 4.02(b).

“DIP Financing Liens” has the meaning assigned to such term in Section 4.02(b).

“DIP Lenders” has the meaning assigned to such term in Section 4.02(b).

“Discharge of Priority Lien Obligations” means the occurrence of all of the following:

(a) termination or expiration of all commitments to extend credit that would constitute Priority Lien Debt;

(b) payment in full in cash of the principal of and interest and premium (if any) on all Priority Lien Debt (including all interest, fees and expenses accrued after the commencement of any Insolvency or Liquidation Proceeding whether or not allowed or allowable in such proceeding) (other than any undrawn letters of credit);

(c) discharge or cash collateralization at 102% of the aggregate undrawn amount of all outstanding letters of credit constituting Priority Lien Obligations and, in the case of discharge, the aggregate fronting and similar fees which have accrued thereon through the date of discharge of such letters of credit, and, in the case of cash collateralization, the aggregate fronting and similar fees which will accrue thereon through the stated expiry of such letters of credit;

(d) payment in full in cash of obligations in respect of Hedging Obligations constituting Priority Lien Obligations (and, with respect to any particular Swap Contract, termination of such agreement and payment in full in cash of all obligations thereunder or such other arrangements as have been made by the counterparty thereto (and communicated to the Priority Lien Agent) pursuant to the terms of the Priority Credit Agreement); and

(e) payment in full in cash of all other Priority Lien Obligations, including without limitation, Cash Management Obligations that are outstanding and unpaid at the time the Priority Lien Debt is paid in full in cash (other than (i) any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at or prior to such time and (ii) any Cash Management Obligations for which other arrangements have been made by the provider of such Cash Management Obligations (and communicated to the Priority Lien Agent) pursuant to the terms of the Priority Credit Agreement);

provided that, if, at any time after the Discharge of Priority Lien Obligations has occurred, Gulfport enters into any Priority Lien Document evidencing a Priority Lien Obligation which incurrence thereof is not prohibited by the applicable Secured Debt Documents, then such Discharge of Priority Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement with respect to such new Priority Lien Obligations (other than with respect to any actions taken as a result of the occurrence of such first Discharge of Priority Lien Obligations), and, from and after the date on which Gulfport designates such Indebtedness as Priority Lien Debt in accordance with this Agreement, the obligations under such Priority Lien Document shall automatically and without any further action be treated as Priority Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth in this Agreement, any Second Lien Obligations shall be deemed to have been at all times Second Lien Obligations and at no time Priority Lien Obligations and any Third Lien Obligations shall be deemed to have been at all times Third Lien Obligations and at no time Priority Lien Obligations or Second Lien Obligations. For the avoidance of doubt, a Replacement as contemplated by Section 4.04(a) shall not be deemed to cause a Discharge of Priority Lien Obligations.

“Discharge of Second Lien Obligations” means the occurrence of all of the following:

(a) payment in full in cash of the principal of and interest (including all interest accrued after the commencement of any Insolvency or Liquidation Proceeding whether or not allowed or allowable in such proceeding) and premium (if any) on all Second Lien Debt;

(b) payment in full in cash of all other Second Lien Obligations that are outstanding and unpaid at the time the Second Lien Debt is paid in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at or prior to such time);

provided that, if at any time after the Discharge of Second Lien Obligations has occurred, Gulfport enters into any Second Lien Document evidencing a Second Lien Obligation which incurrence is not prohibited by the applicable Secured Debt Documents, then such Discharge of Second Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement with respect to such new Second Lien Obligations (other than with respect to any actions taken as a result of the occurrence of such first Discharge of Second Lien Obligations), and, from and after the date on which Gulfport designates such Indebtedness as Second Lien Debt in accordance with this Agreement, the obligations under such Second Lien Document shall automatically and without any further action be treated as Second Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth in this Agreement, any Third Lien Obligations shall be deemed to have been at all times Third Lien Obligations and at no time Second Lien Obligations. For the avoidance of doubt, a Replacement as contemplated by Section 4.04(a) shall not be deemed to cause a Discharge of Second Lien Obligations.

“Discharge of Third Lien Obligations” means the occurrence of all of the following:

(a) payment in full in cash of the principal of and interest (including all interest accrued after the commencement of any Insolvency or Liquidation Proceeding whether or not allowed or allowable in such proceeding) and premium (if any) on all Third Lien Debt;

(b) payment in full in cash of all other Third Lien Obligations that are outstanding and unpaid at the time the Third Lien Debt is paid in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at or prior to such time);

provided that, if at any time after the Discharge of Third Lien Obligations has occurred, Gulfport enters into any Third Lien Document evidencing a Third Lien Obligation which incurrence is not prohibited by the applicable Secured Debt Documents, then such Discharge of Third Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement with respect to such new Third Lien Obligations (other than with respect to any actions taken as a result of the occurrence of such first Discharge of Third Lien Obligations), and, from and after the date on which Gulfport designates such Indebtedness as Third Lien Debt in accordance with this Agreement, the obligations under such Third Lien Document shall automatically and without any further action be treated as Third Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth in this Agreement. For the avoidance of doubt, a Replacement as contemplated by Section 4.04(a) shall not be deemed to cause a Discharge of Third Lien Obligations.

“Disposition” shall mean any sale, lease, exchange, assignment, license, contribution, transfer or other disposition. “Dispose” shall have a correlative meaning.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“Excess Priority Lien Obligations” means Obligations constituting Priority Lien Obligations for the principal amount of indebtedness (including letters of credit and letter of credit reimbursement obligations) under the Priority Credit Agreement and/or any other Credit Facility pursuant to which Priority Lien Debt has been issued to the extent that such Obligations for principal, letters of credit and letter of credit reimbursement obligations are in excess of the amount in clause (a) of the definition of “Priority Lien Cap.”

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Grantor” means Gulfport and each subsidiary of Gulfport that shall have granted any Lien in favor of any of the Priority Lien Agent, the Second Lien Collateral Trustee or the Third Lien Collateral Trustee on any of its assets or properties to secure any of the Secured Obligations.

“Gulfport” has the meaning assigned thereto in the preamble.

“Hedging Obligations” means, with respect to any Grantor, the obligations of such Grantor incurred under any Swap Contract.

“Indenture Second Lien Documents” means the Second Lien Indenture, the Second Lien Indenture Notes, the Indenture Second Lien Security Documents and all other loan documents, notes, guarantees, instruments and agreements governing or evidencing the Indenture Second Lien Obligations or any Second Lien Substitute Facility.

“Indenture Second Lien Obligations” means, with respect to any Grantor, any obligations of such Grantor owed to any Indenture Second Lien Secured Party (or any of its Affiliates) in respect of the Indenture Second Lien Documents.

“Indenture Second Lien Secured Parties” means, at any time, the Second Lien Trustee, the Second Lien Collateral Trustee, the trustees, agents and other representatives of the holders of the Second Lien Indenture Notes (including any holders of notes pursuant to supplements executed in connection with the issuance of any Series of Second Lien Debt under the Second Lien Indenture) who maintains the transfer register for such Second Lien Indenture Notes or such Series of Second Lien Debt, the beneficiaries of each indemnification obligation undertaken by any Grantor under any Indenture Second Lien Document and each other holder of, or obligee in respect of, any Second Lien Indenture Notes, any holder or lender pursuant to any Indenture Second Lien Document outstanding at such time; provided that the Additional Second Lien Secured Parties shall not be deemed Indenture Second Lien Secured Parties.

“Indenture Second Lien Security Documents” means the Second Lien Indenture (insofar as the same grants a Lien on the Collateral), the Second Lien Collateral Trust Agreement, each agreement listed in Part B of Exhibit B hereto and any other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements, or grants or transfers for security, now existing or entered into after the date hereof, executed and delivered by Gulfport or any other Grantor creating (or purporting to create) a Lien upon Collateral in favor of the Second Lien Collateral Trustee (including any such agreements, assignments, mortgages, deeds of trust and other documents or instruments associated with any Second Lien Substitute Facility).

“Initial Third Lien Debt Facility” means Indebtedness secured by a Third Lien for which the requirements of Section 4.04(c) of this Agreement have been satisfied, as amended, restated, modified, renewed, refunded, amended and restated, restructured, increased, supplemented, replaced or refinanced in whole or in part from time to time in accordance with each applicable Secured Debt Document.

“Initial Third Lien Documents” means the Initial Third Lien Debt Facility and the Initial Third Lien Security Documents.

“Initial Third Lien Obligations” means, with respect to any Grantor, any obligations of such Grantor owed to any Initial Third Lien Secured Party (or any of its Affiliates) in respect of the Initial Third Lien Documents.

“Initial Third Lien Secured Parties” means, at any time, the Third Lien Trustee, the Third Lien Collateral Trustee, the trustees, agents and other representatives of the holders of the Initial Third Lien Debt Facility (including any holders of notes pursuant to supplements executed in connection with the issuance of Series of Third Lien Debt under the Initial Third Lien Debt Facility) who maintains the transfer register for such Third Lien Debt, the beneficiaries of each indemnification obligation undertaken by any Grantor under any Initial Third Lien Document and each other holder of, or obligee in respect of, any Initial Third Lien Obligations, any holder or lender pursuant to any Initial Third Lien Document outstanding at such time; provided that the Additional Third Lien Secured Parties shall not be deemed Initial Third Lien Secured Parties.

“Initial Third Lien Security Documents” means the Initial Third Lien Debt Facility (insofar as the same grants a Lien on the Collateral) and any other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements, or grants or transfers for security, now existing or entered into after the date hereof, executed and delivered by Gulfport or any other Grantor creating (or purporting to create) a Lien upon the Third Lien Collateral in favor of the Initial Third Lien Secured Parties (including any such agreements, assignments, mortgages, deeds of trust and other documents or instruments associated with any Third Lien Substitute Facility).

“Insolvency or Liquidation Proceeding” means:

(a) any case commenced by or against Gulfport or any other Grantor under the Bankruptcy Code or any other Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of Gulfport or any other Grantor, any receivership or assignment for the benefit of creditors relating to Gulfport or any other Grantor or any similar case or proceeding relative to Gulfport or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(b) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to Gulfport or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(c) any other proceeding of any type or nature in which substantially all claims of creditors of Gulfport or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, hypothecation, or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any agreement to give a security interest therein and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction.

“Modified ACNTA” means “Adjusted Consolidated Net Tangible Assets” as defined in the Second Lien Indenture as in effect on the date hereof, and any component definition used therein has the meaning set forth in the Second Lien Indenture as of the date hereof.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations” means any principal (including reimbursement obligations and obligations to provide cash collateral with respect to letters of credit whether or not drawn), interest, premium (if any), fees, indemnifications, reimbursements, expenses and other liabilities payable under the documentation governing any Indebtedness (including, to the extent legally permitted, all interest, premiums, fees, indemnifications, reimbursements, expenses and other liabilities accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate even if such applicable amount is not enforceable, allowable or allowed as a claim in such proceeding).

“Officer” means, with respect to any Person, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, or Controller of such Person.

“Officer’s Certificate” means a certificate signed on behalf of Gulfport by any Officer of Gulfport.

“Original Priority Lien Agent” has the meaning assigned to such term in the preamble hereto.

“Original Second Lien Collateral Trustee” has the meaning assigned to such term in the preamble hereto.

“Original Second Lien Trustee” means [___________________], in its capacity as trustee under the Second Lien Indenture, and together with its successors in such capacity.

“Person” means any natural person, corporation, limited liability company, trust, association, company, partnership, Governmental Authority or other entity.

“Priority Confirmation Joinder” means an agreement substantially in the form of Exhibit A.

“Priority Credit Agreement” means the Amended and Restated Credit Agreement, dated as of December 23, 2013, among Gulfport, as borrower, the Original Priority Lien Agent, the lenders party thereto from time to time and the other agents and parties party thereto from time to time, as amended, restated, amended and restated, adjusted, waived, renewed, extended, supplemented or otherwise modified from time to time with the same and/or different lenders and/or agents and any credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument evidencing or governing the terms of any Priority Substitute Credit Facility.

“Priority Lien” means a first-priority Lien (subject in priority as permitted under each applicable Secured Debt Document) granted by Gulfport or any other Grantor in favor of the Priority Lien Agent, at any time, upon any Property of Gulfport or such Grantor to secure Priority Lien Obligations (including Liens on such Collateral under the security documents associated with any Priority Substitute Credit Facility).

“Priority Lien Agent” means the Original Priority Lien Agent, and any other agent, collateral agent, trustee or other representative to which Priority Liens have been granted in favor of all Priority Lien Secured Parties or which otherwise has been designated to act as Priority Lien Agent on behalf of all Priority Lien Secured Parties (written notice of which has been provided to the Second Lien Collateral Agent and Third Lien Collateral Agent), in each case, together with its successors or assigns in such capacity.

“Priority Lien Cap” means, as of any date, (a) the aggregate principal amount of all indebtedness (including any interest paid in kind) outstanding at any time under the Priority Credit Agreement (with outstanding letters of credit being deemed to have a principal amount equal to the undrawn amount thereof) equal to the greatest of (i) $1,200,000,000, (ii) the Borrowing Base in effect under the Priority Credit Agreement at the time of incurrence of such indebtedness plus the amount of any Borrowing Base Deficiency, and (iii) $300,000,000 plus 35% of Modified ACNTA at the time of incurrence of such indebtedness, plus (b) the amount of all Hedging Obligations, to the extent such Hedging Obligations are secured by the Priority Liens, plus (c) the amount of all Cash Management Obligations to the extent such Cash Management Obligations are secured by the Priority Liens, plus (d) the amount of accrued and unpaid interest (excluding any interest paid-in-kind) and outstanding fees, to the extent such Obligations are secured by the Priority Liens.

“Priority Lien Collateral” shall mean all “Collateral” (or comparable term), as defined in the Priority Credit Agreement or any other Priority Lien Document, and any other assets of any Grantor now or at any time hereafter subject to Liens which secure, but only to the extent securing, any Priority Lien Obligation.

“Priority Lien Debt” means the indebtedness under the Priority Credit Agreement (including letters of credit and reimbursement obligations with respect thereto) (with outstanding letters of credit being deemed to have a principal amount equal to the stated amount thereof) and additional indebtedness under any Priority Substitute Credit Facility.

“Priority Lien Documents” means the Priority Credit Agreement, the Priority Lien Security Documents, the other “Loan Documents” (as defined in the Priority Credit Agreement) and all other loan documents, notes, guarantees, instruments and agreements governing or evidencing, or executed or delivered in connection with, any Priority Substitute Credit Facility.

“Priority Lien Obligations” means the Priority Lien Debt and all other Obligations in respect of or in connection with Priority Lien Debt together with Hedging Obligations and the Cash Management Obligations, in each case to the extent that such Obligations are secured by Priority Liens. For the avoidance of doubt, Hedging Obligations shall only constitute Priority Lien Obligations to the extent that such Hedging Obligations are secured under the terms of the Priority Credit Agreement and Priority Lien Security Documents. Notwithstanding any other provision hereof, the term “Priority Lien Obligations” will include accrued interest, fees, costs, and other charges incurred under the Priority Credit Agreement and the other Priority Lien Documents, whether incurred before or after commencement of an Insolvency or Liquidation Proceeding, and whether or not allowable in an Insolvency or Liquidation Proceeding. To the extent that any payment with respect to the Priority Lien Obligations (whether by or on behalf of Gulfport, as proceeds of security, enforcement of any right of set-off, or otherwise) is declared to be fraudulent or preferential in any respect, set aside, or required to be paid to a debtor in possession, trustee, receiver, or similar Person, then the obligation or part thereof originally intended to be satisfied will be deemed to be reinstated and outstanding as if such payment had not occurred.

“Priority Lien Secured Parties” means, at any time, the Priority Lien Agent, each lender or issuing bank under the Priority Credit Agreement, each holder, provider or obligee of Cash Management Obligations that is a lender under the Priority Credit Agreement or an Affiliate (as defined herein or in the Priority Credit Agreement) thereof or is a holder, provider or obligee of any Hedging Obligations that was a lender under the Priority Credit Agreement or an Affiliate (as defined herein or in the Priority Credit Agreement) thereof at the time of execution of such Hedging Obligations and, in each case, is a secured party (or a party entitled to the benefits of the security) under any Priority Lien Document, the beneficiaries of each indemnification obligation undertaken by any Grantor under any Priority Lien Document, each other Person that provides letters of credit, guarantees or other credit support related thereto under any Priority Lien Document and each other holder of, or obligee in respect of, any Priority Lien Obligations (including pursuant to a Priority Substitute Credit Facility), in each case to the extent designated as a secured party (or a party entitled to the benefits of the security) under any Priority Lien Document outstanding at such time.

“Priority Lien Security Documents” means the Priority Credit Agreement (insofar as the same grants a Lien on the Collateral), each agreement listed in Part A of Exhibit B hereto, and any other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, control agreements, or grants or transfers for security, now existing or entered into after the date hereof, executed and delivered by Gulfport or any other Grantor creating (or purporting to create) a Lien upon Collateral in favor of the Priority Lien Agent (including any such agreements, assignments, mortgages, deeds of trust and other documents or instruments associated with any Priority Substitute Credit Facility).

“Priority Substitute Credit Facility” means any Credit Facility with respect to which the requirements contained in Section 4.04(a) of this Agreement have been satisfied and that Replaces the Priority Credit Agreement then in existence. For the avoidance of doubt, no Priority Substitute Credit Facility shall be required to be a revolving or asset-based loan facility and may be a facility evidenced or governed by a credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument; provided that any Priority Lien securing such Priority Substitute Credit Facility shall be subject to the terms of this Agreement for all purposes (including the lien priorities as set forth herein as of the date hereof).

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, cash, securities, accounts, Equity Interests and contract rights.

“Replaces” means, (a) in respect of any agreement with reference to the Priority Credit Agreement or the Priority Lien Obligations or any Priority Substitute Credit Facility, that such agreement refunds, refinances, amends and restates, or replaces the Priority Credit Agreement, the Priority Lien Obligations or such Priority Substitute Credit Facility in whole (in a transaction that is in compliance with Section 4.04(a)) and that all commitments thereunder are terminated, or, to the extent permitted by the terms of the Priority Credit Agreement, Priority Lien Obligations or such Priority Substitute Credit Facility, in part, (b) in respect of any agreement with reference to the Second Lien Documents, the Second Lien Obligations or any Second Lien Substitute Facility, that such indebtedness refunds, refinances, amends and restates or replaces the Second Lien Documents, the Second Lien Obligations or such Second Lien Substitute Facility in whole (in a transaction that is in compliance with Section 4.04(a)) and that all commitments thereunder are terminated, or, to the extent permitted by the terms of the Second Lien Documents, the Second Lien Obligations or such Second Lien Substitute Facility, in part and (c) in respect of any agreement with reference to the Third Lien Documents, the Third Lien Obligations or any Third Lien Substitute Facility, that such indebtedness refunds, refinances, amends and restates or replaces the Third Lien Documents, the Third Lien Obligations or such Third Lien Substitute Facility in whole (in a transaction that is in compliance with Section 4.04(a)) and that all commitments thereunder are terminated, or, to the extent permitted by the terms of the Third Lien Documents, the Third Lien Obligations, or such Third Lien Substitute Facility, in part. “Replace,” “Replaced”, “Replacing” and “Replacement” shall have correlative meanings.

“Second Lien” means a second-priority Lien (subject in priority as permitted under each applicable Secured Debt Document) granted by a Second Lien Document to the Second Lien Collateral Trustee, at any time, upon any Collateral by any Grantor to secure Second Lien Obligations (including Liens on such Collateral under the security documents associated with any Second Lien Substitute Facility).

“Second Lien Collateral” shall mean all “Collateral” (or comparable term), as defined in any Second Lien Document, and any other assets of any Grantor now or at any time hereafter subject to Liens which secure, but only to the extent securing, any Second Lien Obligations.

“Second Lien Collateral Trust Agreement” means the Collateral Trust Agreement, dated as of [  ], 2020, among Gulfport, the other Grantors from time to time party thereto, the Second Lien Trustee, the other Second Lien Representatives from time to time party thereto and the Second Lien Collateral Trustee, as amended, restated, amended and restated, adjusted, waived, renewed, extended, supplemented or otherwise modified from time to time, in accordance with each applicable Second Lien Document.

“Second Lien Collateral Trustee” means the Original Second Lien Collateral Trustee, and, from and after the date of execution and delivery of a Second Lien Substitute Facility, the agent, collateral agent, trustee or other representative of the lenders or other holders of the indebtedness and other obligations evidence thereunder or governed thereby, in each case, together with its successors in such capacity.

“Second Lien Debt” means the indebtedness under the Second Lien Indenture Notes issued on the date hereof and guarantees thereof and all additional indebtedness incurred under any Additional Second Lien Documents and all additional indebtedness in respect of Additional Notes and guarantees thereof, in each case, that was permitted to be incurred and secured in accordance with the Secured Debt Documents and with respect to which the requirements of Section 4.04(b) have been (or are deemed) satisfied, and all Indebtedness incurred under any Second Lien Substitute Facility.

“Second Lien Documents” means the Indenture Second Lien Documents and the Additional Second Lien Documents.

“Second Lien Indenture” means the Indenture, dated as of [  ], 2020, among Gulfport, the Grantors party thereto from time to time, the Second Lien Collateral Trustee and the Second Lien Trustee, as amended, restated, amended and restated, adjusted, waived, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof (including any supplements executed in connection with the issuance of any Series of Second Lien Debt under the Second Lien Indenture) unless restricted by the terms of this Agreement, and any credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement, document or instrument evidencing or governing the terms of any Second Lien Substitute Facility.

“Second Lien Indenture Notes” means (i) the [  ]% Senior Secured Notes due 20[  ] issued under the Second Lien Indenture on the date hereof, and (ii) any Additional Notes for which the requirements of [Section 3.8] of the Second Lien Collateral Trust Agreement have been satisfied.

“Second Lien Obligations” means Second Lien Debt and all other Obligations in respect thereof. Notwithstanding any other provision hereof, the term “Second Lien Obligations” will include accrued interest, fees, costs, and other charges incurred under the Second Lien Indenture and the other Second Lien Documents, whether incurred before or after commencement of an Insolvency or Liquidation Proceeding and whether or not allowable in an Insolvency or Liquidation Proceeding. To the extent that any payment with respect to the Second Lien Obligations (whether by or on behalf of Gulfport, as proceeds of security, enforcement of any right of set-off, or otherwise) is declared to be fraudulent or preferential in any respect, set aside, or required to be paid to a debtor in possession, trustee, receiver, or similar Person, then the obligation or part thereof originally intended to be satisfied will be deemed to be reinstated and outstanding as if such payment had not occurred.

“Second Lien Purchasers” has the meaning assigned to such term in Section 3.06.

“Second Lien Representative” means (a) in the case of the Second Lien Indenture Notes, the Second Lien Trustee, and (b) in the case of any other Series of Second Lien Debt, the trustee, agent or representative of the holders of such Series of Second Lien Debt who (i) is appointed as a Second Lien Representative (for purposes related to the administration of the security documents) pursuant to the indenture, credit agreement or other agreement governing such Series of Second Lien Debt, together with its successors in such capacity, and (ii) has become party to the Second Lien Collateral Trust Agreement by executing a joinder in the form required under the Second Lien Collateral Trust Agreement.

“Second Lien Secured Parties” means the Indenture Second Lien Secured Parties and the Additional Second Lien Secured Parties.

“Second Lien Security Documents” means the Indenture Second Lien Security Documents and the Additional Second Lien Security Documents.

“Second Lien Standstill Period” has the meaning assigned to such term in Section 3.02(a)(i).

“Second Lien Substitute Facility” means any facility with respect to which the requirements contained in Section 4.04(a) of this Agreement have been satisfied and that is permitted to be incurred pursuant to the Priority Lien Documents, the proceeds of which are used to, among other things, Replace the Second Lien Indenture and/or any Additional Second Lien Debt Facility then in existence. The Liens securing any such Second Lien Substitute Facility shall be subject to the terms of this Agreement for all purposes (including the lien priority as set forth herein as of the date hereof) as the other Liens securing the Second Lien Obligations which are subject to the terms of this Agreement.

“Second Lien Trustee” means the Original Second Lien Trustee, and, from and after the date of execution and delivery of the Second Lien Substitute Facility, the agent, collateral agent, trustee or other representative of the lenders or other holders of the indebtedness and other obligations evidenced thereunder or governed thereby, together with its successors in such capacity.

“Secured Cash Management Agreement” means any Cash Management Agreement that is entered into by and between Gulfport or any other Grantor and any Cash Management Party.

“Secured Debt Documents” means the Priority Lien Documents, the Second Lien Documents and the Third Lien Documents.

“Secured Debt Representative” means each of the Priority Lien Agent, the Second Lien Collateral Trustee or the Third Lien Collateral Trustee.

“Secured Obligations” means the Priority Lien Obligations, the Second Lien Obligations and the Third Lien Obligations.

“Secured Parties” means the Priority Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties.

“Security Documents” means the Priority Lien Security Documents, the Second Lien Security Documents and the Third Lien Security Documents.

“Series of Second Lien Debt” means, severally, the Second Lien Indenture Notes and each other issue or series of Second Lien Debt (including any Additional Second Lien Debt Facility) for which a single transfer register is maintained.

“Series of Secured Debt” means the Priority Lien Debt, each Series of Second Lien Debt and each Series of Third Lien Debt.

“Series of Third Lien Debt” means, severally, the Initial Third Lien Debt Facility and each other issue or series of Third Lien Debt (including any Additional Third Lien Debt Facility) for which a single transfer register is maintained.

“Standstill Period” means the Second Lien Standstill Period, the Third Lien First Standstill Period and the Third Lien Second Standstill Period, as applicable.

“subsidiary” means, with respect to any specified Person, a corporation, partnership, limited liability company or other business entity of which a majority of the Equity Interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, forward sale of production, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of Gulfport or its subsidiaries shall be a Swap Contract. “Swap Contract” shall include any agreement, contract or transaction that constitutes a ‘swap’ within the meaning of Section 1a(47) of the Commodity Exchange Act, as amended, including related Commodity Future Trading Commission regulation. Notwithstanding the foregoing, ‘Swap Contract’ shall not include any agreement or obligation to sell, at an index-based price, any commodity that is intended to be physically settled.

“Third Lien” means a third-priority Lien (subject in priority as permitted under each applicable Secured Debt Document) granted by a Third Lien Document to the Third Lien Collateral Trustee, at any time, upon any Collateral by any Grantor to secure Third Lien Obligations (including Liens on such Collateral under the security documents associated with any Third Lien Substitute Facility).

“Third Lien Collateral” shall mean all “Collateral” (or comparable term), as defined in any Third Lien Document, and any other assets of any Grantor now or at any time hereafter subject to Liens which secure, but only to the extent securing, any Third Lien Obligations.

“Third Lien Collateral Trust Agreement” means from and after the date of execution and delivery of the Initial Third Lien Debt Facility, a collateral trust agreement entered into among Gulfport, the other Grantors, the Third Lien Trustee, the other Third Lien Representatives and the Third Lien Collateral Trustee, as amended, restated, amended and restated, adjusted, waived, renewed, extended, supplemented or otherwise modified from time to time, in accordance with each applicable Third Lien Document.

“Third Lien Collateral Trustee” means from and after the date of execution and delivery of the Initial Third Lien Debt Facility, the agent, collateral agent, trustee or other representative of the lenders or other holders of the indebtedness and other obligations evidenced thereunder or governed thereby, in each case, together with its successors in such capacity.

“Third Lien Debt” means indebtedness under the Initial Third Lien Debt Facility and indebtedness incurred under any Additional Third Lien Documents and with respect to which the requirements of Section 4.04(c) have been satisfied, and all indebtedness incurred under any Third Lien Substitute Facility.

“Third Lien Documents” means the Initial Third Lien Documents, the Additional Third Lien Documents and all other loan documents, notes, guarantees, instruments and agreements governing or evidencing any Third Lien Substitute Facility.

“Third Lien First Standstill Period” has the meaning assigned to such term in Section 3.02(a)(ii).

“Third Lien Obligations” means Third Lien Debt and all other Obligations in respect thereof. Notwithstanding any other provision hereof, the term “Third Lien Obligations” will include accrued interest, fees, costs, and other charges incurred under the Third Lien Documents, whether incurred before or after commencement of an Insolvency or Liquidation Proceeding. To the extent that any payment with respect to the Third Lien Obligations (whether by or on behalf of Gulfport, as proceeds of security, enforcement of any right of set-off, or otherwise) is declared to be fraudulent or preferential in any respect, set aside, or required to be paid to a debtor in possession, trustee, receiver, or similar Person, then the obligation or part thereof originally intended to be satisfied will be deemed to be reinstated and outstanding as if such payment had not occurred.

“Third Lien Representative” means (a) in the case of the Initial Third Lien Debt Facility, the Third Lien Trustee and (b) in the case of any other Series of Third Lien Debt, the trustee, agent or representative of the holders of such Series of Third Lien Debt who (i) is appointed as a Third Lien Representative (for purposes related to the administration of the security documents) pursuant to the indenture, credit agreement or other agreement governing such Series of Third Lien Debt, together with its successors in such capacity, and (ii) has become party to the Third Lien Collateral Trust Agreement by executing a joinder in the form required under the Third Lien Collateral Trust Agreement.

“Third Lien Second Standstill Period” has the meaning assigned to such term in Section 3.02(b).

“Third Lien Secured Parties” means the Initial Third Lien Secured Parties and the Additional Third Lien Secured Parties.

“Third Lien Security Documents” means the Initial Third Lien Security Documents and the Additional Third Lien Security Documents.

“Third Lien Substitute Facility” means any facility with respect to which the requirements contained in Section 4.04(a) of this Agreement have been satisfied and that is permitted to be incurred pursuant to the Priority Lien Documents and the Second Lien Documents, the proceeds of which are used to, among other things, Replace any Initial Third Lien Debt Facility and/or Additional Third Lien Debt Facility then in existence. For the avoidance of doubt, no Third Lien Substitute Facility shall be required to be evidenced by notes or other instruments and may be a facility evidenced or governed by a credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument; provided that the Liens securing any such Third Lien Substitute Facility shall be subject to the terms of this Agreement for all purposes (including the lien priority as set forth herein as of the date hereof) as the other Liens securing the Third Lien Obligations which are subject to the terms of this Agreement.

“Third Lien Trustee” means, from and after the date of execution and delivery of the Initial Third Lien Debt Facility or Third Lien Substitute Facility, the agent, collateral agent, trustee or other representative of the lenders or other holders of the indebtedness and other obligations evidenced thereunder or governed thereby, together with its successors in such capacity.

“TIA” means the Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date hereof.

ARTICLE II
LIEN PRIORITIES

Section 2.01 Relative Priorities. (a) The grant of the Priority Liens pursuant to the Priority Lien Documents, the grant of the Second Liens pursuant to the Second Lien Documents and the grant of the Third Liens pursuant to the Third Lien Documents create three separate and distinct Liens on the Collateral.

(b) Notwithstanding anything contained in this Agreement, the Priority Lien Documents, the Second Lien Documents, the Third Lien Documents or any other agreement or instrument or operation of law to the contrary, or any other circumstance whatsoever and irrespective of (i) how a Lien was acquired (whether by grant, possession, statute, operation of law, subrogation, or otherwise), (ii) the time, manner, or order of the grant, attachment or perfection of a Lien, (iii) any conflicting provision of the New York UCC or other applicable law, (iv) any defect in, or non-perfection, setting aside, or avoidance of, a Lien or a Priority Lien Document, a Second Lien Document or a Third Lien Document, (v) the modification of a Priority Lien Obligation, a Second Lien Obligation or a Third Lien Obligation, or (vi) the subordination of a Lien on Collateral securing a Priority Lien Obligation to a Lien securing another obligation of Gulfport or other Person that is permitted under the Priority Lien Documents as in effect on the date hereof or securing a DIP Financing, or the subordination of a Lien on Collateral securing a Second Lien Obligation to a Lien securing another obligation of Gulfport or any other Person (other than a Priority Lien Obligation) that is permitted under the Second Lien Documents as in effect on the date hereof, each of the Second Lien Collateral Trustee, on behalf of itself and the other Second Lien Secured Parties, and the Third Lien Collateral Trustee, on behalf of itself and the other Third Lien Secured Parties, hereby agrees that (i) any Priority Lien on any Collateral now or hereafter held by or for the benefit of any Priority Lien Secured Party shall be senior in right, priority, operation, effect and all other respects to (A) any and all Second Liens on any Collateral and (B) any and all Third Liens on any Collateral, (ii) any Second Lien on any Collateral now or hereafter held by or for the benefit of any Second Lien Secured Party shall be (A) junior and subordinate in right, priority, operation, effect and all other respects to any and all Priority Liens on any Collateral, in any case, subject to the Priority Lien Cap as provided herein and (B) senior in right, priority, operation, effect and all other respects to any and all Third Liens on any Collateral and (iii) any Third Lien on any Collateral now or hereafter held by or for the benefit of any Third Lien Secured Party shall be junior and subordinate in right, priority, operation, effect and all other respects to (A) any and all Priority Liens on any Collateral, in any case, subject to the Priority Lien Cap as provided herein and (B) any and all Second Liens on any Collateral.

(c) It is acknowledged that, subject to the Priority Lien Cap as provided herein, (i) the aggregate amount of the Priority Lien Obligations may be increased from time to time pursuant to the terms of the Priority Lien Documents, (ii) a portion of the Priority Lien Obligations consists or may consist of indebtedness that is revolving in nature, and the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and (iii) (A) the Priority Lien Documents may be replaced, amended, restated, amended and restated, supplemented, restructured or otherwise amended or modified from time to time and (B) the Priority Lien Obligations may be increased, extended, renewed, replaced, amended, restated, amended and restated, supplemented, restructured, repaid, refunded, refinanced or otherwise amended or modified from time to time, in the case of the foregoing (A) and (B) all without affecting the subordination of the Second Liens or Third Liens hereunder or the provisions of this Agreement defining the relative rights of the Priority Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties. The lien priorities provided for herein shall not be altered or otherwise affected by any amendment, modification, supplement, extension, increase, renewal, restatement or Replacement of any of the Priority Lien Obligations (or any part thereof), the Second Lien Obligations (or any part thereof) or the Third Lien Obligations (or any part thereof), by the release of any Collateral or of any guarantees for any Priority Lien Obligations or by any action that any Secured Debt Representative or Secured Party may take or fail to take in respect of any Collateral.

Section 2.02 Prohibition on Marshalling, Etc. (a) Until the Discharge of Priority Lien Obligations, the Second Lien Collateral Trustee agrees, on behalf of itself and the other Second Lien Secured Parties, not to assert any marshalling, appraisal, valuation, or other similar right that may otherwise be available to a junior secured creditor.

(b) Until the Discharge of Priority Lien Obligations and the Discharge of Second Lien Obligations, the Third Lien Collateral Trustee agrees, on behalf of itself and the other Third Lien Secured Parties, not to assert any marshalling, appraisal, valuation, or other similar right that may otherwise be available to a junior secured creditor.

Section 2.03 No New Liens. The parties hereto agree that, (a) so long as the Discharge of Priority Lien Obligations has not occurred, none of the Grantors shall, nor shall any Grantor permit any of its subsidiaries to, (i) grant or permit any additional Liens on any asset of such Grantor or subsidiary to secure any Third Lien Obligation, or take any action to perfect any additional Liens, unless it has granted, or substantially concurrently therewith grants (or offers to grant), a Lien on such asset of such Grantor or subsidiary to secure (A) the Priority Lien Obligations and has taken all actions required to perfect such Liens and (B) the Second Lien Obligations and has taken all actions required to perfect such Liens; provided, however, the refusal or inability of the Second Lien Collateral Trustee to accept such Lien will not prevent the Third Lien Collateral Trustee from taking the Lien, (ii) grant or permit any additional Liens on any asset of such Grantor or subsidiary to secure any Second Lien Obligation, or take any action to perfect any additional Liens, unless it has granted, or substantially concurrently therewith grants (or offers to grant), a Lien on such asset of such Grantor or subsidiary to secure (A) the Priority Lien Obligations and has taken all actions required to perfect such Liens and (B) the Third Lien Obligations and has taken all actions required to perfect such Liens; provided, however, the refusal or inability of the Third Lien Collateral Trustee to accept such Lien will not prevent the Second Lien Collateral Trustee from taking the Lien or (iii) grant or permit any additional Liens on any asset of such Grantor or subsidiary to secure any Priority Lien Obligation, or take any action to perfect any additional Liens, unless it has granted, or substantially concurrently therewith grants (or offers to grant), a Lien on such asset of such Grantor or subsidiary to secure (A) the Second Lien Obligations and has taken all actions required to perfect such Liens and (B) the Third Lien Obligations and has taken all actions required to perfect such Liens; provided, however, the refusal or inability of the Second Lien Collateral Trustee or the Third Lien Collateral Trustee to accept such Lien will not prevent the Priority Lien Agent from taking the Lien and (b) after the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, none of the Grantors shall, nor shall any Grantor permit any of its subsidiaries to, (i) grant or permit any additional Liens on any asset of such Grantor or subsidiary to secure any Second Lien Obligation, or take any action to perfect any additional Liens, unless it has granted, or substantially concurrently therewith grants (or offers to grant), a Lien on such asset of such Grantor or subsidiary to secure the Third Lien Obligations and has taken all actions required to perfect such Liens; provided, however, the refusal or inability of the Third Lien Collateral Trustee to accept such Lien will not prevent the Second Lien Collateral Trustee from taking the Lien or (ii) grant or permit any additional Liens on any asset of such Grantor or subsidiary to secure any Third Lien Obligations unless it has granted, or substantially concurrently therewith grants (or offers to grant), a Lien on such asset of such Grantor or subsidiary to secure the Second Lien Obligations and has taken all actions required to perfect such Liens; provided, however, the refusal or inability of the Second Lien Collateral Trustee to accept such Lien will not prevent the Third Lien Collateral Trustee from taking the Lien, with each such Lien as described in clauses (a) and (b) of this Section 2.03 to be subject to the provisions of this Agreement. To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, without limiting any other right or remedy available to the Priority Lien Agent, the other Priority Lien Secured Parties, the Second Lien Collateral Trustee or the other Second Lien Secured Parties, each of the Second Lien Collateral Trustee, for itself and on behalf of the other Second Lien Secured Parties and the Third Lien Collateral Trustee, for itself and on behalf of the other Third Lien Secured Parties, agrees that any amounts received by or distributed to any Second Lien Secured Party or Third Lien Secured Party, as applicable, pursuant to or as a result of any Lien granted in contravention of this Section 2.03 shall be subject to Section 3.05(b).

Section 2.04 Similar Collateral and Agreements. The parties hereto acknowledge and agree that it is their intention that the Priority Lien Collateral, the Second Lien Collateral and the Third Lien Collateral be identical. In furtherance of the foregoing, the parties hereto agree (a) to cooperate in good faith in order to determine, upon any reasonable request by the Priority Lien Agent, the Second Lien Collateral Trustee or the Third Lien Collateral Trustee, the specific assets included in the Priority Lien Collateral, the Second Lien Collateral and the Third Lien Collateral, the steps taken to perfect the Priority Liens, the Second Liens and the Third Liens thereon and the identity of the respective parties obligated under the Priority Lien Documents, the Second Lien Documents and the Third Lien Documents in respect of the Priority Lien Obligations, the Second Lien Obligations and the Third Lien Obligations, respectively, (b) that the Second Lien Security Documents creating Liens on the Collateral shall be in all material respects the same forms of documents as the respective Priority Lien Security Documents creating Liens on the Collateral other than (i) with respect to the priority nature of the Liens created thereunder in such Collateral, (ii) such other modifications to such Second Lien Security Documents which are less restrictive than the corresponding Priority Lien Security Documents, (iii) provisions in the Second Lien Security Documents which are solely applicable to the rights and duties of the Second Lien Collateral Trustee and/or the Second Lien Trustee, and (iv) with such deletions or modifications of representations, warranties and covenants as are customary with respect to security documents establishing Liens securing debt securities sold in similar private transactions that are not subject to the registration requirements of the Securities Act, (c) that the Third Lien Security Documents creating Liens on the Collateral shall be in all material respects the same forms of documents as the respective Priority Lien Security Documents and Second Lien Security Documents creating Liens on the Collateral other than (i) with respect to the priority nature of the Liens created thereunder in such Collateral, (ii) such other modifications to such Third Lien Security Documents which are less restrictive than the corresponding Priority Lien Security Documents and Second Lien Security Documents, (iii) provisions in the Third Lien Security Documents which are solely applicable to the rights and duties of the Third Lien Collateral Trustee, and (iv) with such deletions or modifications of representations, warranties and covenants as are customary with respect to security documents establishing Liens securing debt securities sold in similar private transactions that are not subject to the registration requirements of the Securities Act, (d) that at no time shall there be any Grantor that is an obligor in respect of the Second Lien Obligations that is not also an obligor in respect of the Priority Lien Obligations and (e) that at no time shall there be any Grantor that is an obligor in respect of the Third Lien Obligations that is not also an obligor in respect of the Priority Lien Obligations and the Second Lien Obligations.

Section 2.05 No Duties of Priority Lien Agent. Each of the Second Lien Collateral Trustee, for itself and on behalf of each Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, acknowledges and agrees that neither the Priority Lien Agent nor any other Priority Lien Secured Party shall have any duties or other obligations to any such Second Lien Secured Party or Third Lien Secured Party with respect to any Collateral, other than to transfer to the Second Lien Collateral Trustee any remaining Collateral and any proceeds of the sale or other Disposition of any such Collateral remaining in its possession following the associated Discharge of Priority Lien Obligations, in each case without representation or warranty on the part of the Priority Lien Agent or any Priority Lien Secured Party. In furtherance of the foregoing, each of the Second Lien Collateral Trustee, for itself and on behalf of each Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, acknowledges and agrees that until the Discharge of Priority Lien Obligations (subject to the terms of Section 3.02, including the rights of the Second Lien Secured Parties and the Third Lien Secured Parties following the expiration of any applicable Standstill Period), the Priority Lien Agent shall be entitled, for the benefit of the Priority Lien Secured Parties, to sell, transfer or otherwise Dispose of or deal with such Collateral, as provided herein and in the Priority Lien Documents, without regard to (a) any Second Lien or any rights to which the Second Lien Collateral Trustee or any Second Lien Secured Party would otherwise be entitled as a result of such Second Lien or (b) any Third Lien or any rights to which the Third Lien Collateral Trustee or any Third Lien Secured Party would otherwise be entitled as a result of such Third Lien. Without limiting the foregoing, each of the Second Lien Collateral Trustee, for itself and on behalf of each Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, agrees that neither the Priority Lien Agent nor any other Priority Lien Secured Party shall have any duty or obligation first to marshal or realize upon any type of Collateral, or to sell, Dispose of or otherwise liquidate all or any portion of such Collateral, in any manner that would maximize the return to the Second Lien Secured Parties or the Third Lien Secured Parties, notwithstanding that the order and timing of any such realization, sale, Disposition or liquidation may affect the amount of proceeds actually received by the Second Lien Secured Parties or the Third Lien Secured Parties, as applicable, from such realization, sale, Disposition or liquidation. Each of the Second Lien Collateral Trustee, for itself and on behalf of each Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, hereby waives any claim any Second Lien Secured Party or any Third Lien Secured Party may now or hereafter have against the Priority Lien Agent or any other Priority Lien Secured Party arising out of any actions which the Priority Lien Agent or any other Priority Lien Secured Parties take or omit to take (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral, and actions with respect to the collection of any claim for all or any part of the Priority Lien Obligations from any account debtor, guarantor or any other party) in accordance with this Agreement and the Priority Lien Documents or the valuation, use, protection or release of any security for the Priority Lien Obligations.

Section 2.06 No Duties of Second Lien Collateral Trustee. The Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, acknowledges and agrees that neither the Second Lien Collateral Trustee nor any other Second Lien Secured Party shall have any duties or other obligations to such Third Lien Secured Party with respect to any Collateral, other than to transfer to the Third Lien Collateral Trustee any remaining Collateral and any proceeds of the sale or other Disposition of any such Collateral remaining in its possession following the associated Discharge of Second Lien Obligations (provided such discharge of Second Lien Obligations occurs after the Discharge of Priority Lien Obligations), in each case without representation or warranty on the part of the Second Lien Collateral Trustee or any Second Lien Secured Party. In furtherance of the foregoing, the Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, acknowledges and agrees that after the Discharge of Priority Lien Obligations and until the Discharge of Second Lien Obligations (subject to the terms of Section 3.02, including the rights of the Third Lien Secured Parties following expiration of the Third Lien Second Standstill Period), the Second Lien Collateral Trustee shall be entitled, for the benefit of the Second Lien Secured Parties, to sell, transfer or otherwise Dispose of or deal with such Collateral, as provided herein and in the Second Lien Documents, without regard to any Third Lien or any rights to which the Third Lien Collateral Trustee or any Third Lien Secured Party would otherwise be entitled as a result of such Third Lien. Without limiting the foregoing, the Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, agrees that neither the Second Lien Collateral Trustee nor any other Second Lien Secured Party shall have any duty or obligation first to marshal or realize upon any type of Collateral, or to sell, Dispose of or otherwise liquidate all or any portion of such Collateral, in any manner that would maximize the return to the Third Lien Secured Parties, notwithstanding that the order and timing of any such realization, sale, Disposition or liquidation may affect the amount of proceeds actually received by the Third Lien Secured Parties from such realization, sale, Disposition or liquidation. Following the Discharge of Second Lien Obligations, the Third Lien Collateral Trustee and the other Third Lien Secured Parties may, subject to any other agreements binding on the Third Lien Collateral Trustee or such other Third Lien Secured Parties, assert their rights under the New York UCC or otherwise to any proceeds remaining following a sale, Disposition or other liquidation of Collateral by, or on behalf of the Third Lien Secured Parties. The Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, waives any claim any Third Lien Secured Party may now or hereafter have against the Second Lien Collateral Trustee or any other Second Lien Secured Party arising out of any actions which the Second Lien Collateral Trustee or the Second Lien Secured Parties take or omit to take (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral, and actions with respect to the collection of any claim for all or any part of the Second Lien Obligations from any account debtor, guarantor or any other party) in accordance with this Agreement and the Second Lien Documents or the valuation, use, protection or release of any security for the Second Lien Obligations.

ARTICLE III
ENFORCEMENT RIGHTS; PURCHASE OPTION

Section 3.01 Limitation on Enforcement Action. (a) Prior to the Discharge of Priority Lien Obligations, each of the Second Lien Collateral Trustee, for itself and on behalf of each Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, hereby agrees that, subject to Section 3.05(b) and Section 4.07, none of the Second Lien Collateral Trustee, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party shall commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its interest in or realize upon, or take any other action available to it in respect of, any Collateral under any Second Lien Security Document or Third Lien Security Document, as applicable, applicable law or otherwise (including but not limited to any right of setoff), it being agreed that only the Priority Lien Agent, acting in accordance with the applicable Priority Lien Documents, shall have the exclusive right (and whether or not any Insolvency or Liquidation Proceeding has been commenced), to take any such actions or exercise any such remedies, in each case, without any consultation with or the consent of the Second Lien Collateral Trustee, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party. In exercising rights and remedies with respect to the Collateral, the Priority Lien Agent and the other Priority Lien Secured Parties may enforce the provisions of the Priority Lien Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in their sole discretion and regardless of whether such exercise and enforcement is adverse to the interest of any Second Lien Secured Party or Third Lien Secured Party. Such exercise and enforcement shall include the rights of an agent appointed by them to Dispose of Collateral upon foreclosure, to incur expenses in connection with any such Disposition and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code, the Bankruptcy Code or any other Bankruptcy Law and any other applicable laws. Without limiting the generality of the foregoing, the Priority Lien Agent will have the exclusive right to deal with that portion of the Collateral consisting of deposit accounts, securities accounts and commodities accounts (collectively “Accounts”), including exercising rights under control agreements with respect to such Accounts. Each of the Second Lien Collateral Trustee, for itself and on behalf of the other Second Lien Secured Parties and the Third Lien Collateral Trustee, for itself and on behalf of the other Third Lien Secured Parties, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Second Lien Security Document, any other Second Lien Document, any Third Lien Security Document or any other Third Lien Document, as applicable, shall be deemed to restrict in any way the rights and remedies of the Priority Lien Agent or the other Priority Lien Secured Parties with respect to the Collateral as set forth in this Agreement. Notwithstanding the foregoing, subject to Section 3.05, each of the Second Lien Collateral Trustee, on behalf of the Second Lien Secured Parties, and the Third Lien Collateral Trustee, on behalf of the Third Lien Secured Parties, may, but will have no obligation to, take all such actions (not adverse to the Priority Liens or the rights of the Priority Lien Agent and the Priority Lien Secured Parties) it deems necessary to perfect or continue the perfection of the Second Liens in the Collateral or to create, preserve or protect (but not enforce) the Second Liens in the Collateral or to perfect or continue the perfection of the Third Liens in the Collateral or to create, preserve or protect (but not enforce) the Third Liens in the Collateral, as applicable. Nothing herein shall limit the right or ability of the Second Lien Secured Parties or any Third Lien Secured Parties to (i) purchase (by credit bid or otherwise) all or any portion of the Collateral in connection with any enforcement of remedies by the Priority Lien Agent to the extent that, and so long as, the Priority Lien Secured Parties receive payment in full in cash of all Priority Lien Obligations after giving effect thereto until Discharge of Priority Lien Obligations has occurred or (ii) file a proof of claim with respect to the Second Lien Obligations or the Third Lien Obligations, as applicable.

(b) Following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, the Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, hereby agrees that, subject to Section 3.05(b) and Section 4.07, neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party shall commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its interest in or realize upon, or take any other action available to it in respect of, any Collateral under any Third Lien Security Document, applicable law or otherwise (including but not limited to any right of setoff), it being agreed that only the Second Lien Collateral Trustee, acting in accordance with the applicable Second Lien Documents, shall have the exclusive right (and whether or not any Insolvency or Liquidation Proceeding has been commenced), to take any such actions or exercise any such remedies, in each case, without any consultation with or the consent of the Third Lien Collateral Trustee or any other Third Lien Secured Party. In exercising rights and remedies with respect to the Collateral following the Discharge of Priority Lien Obligations and until the Discharge of Second Lien Obligations, the Second Lien Collateral Trustee and the other Second Lien Secured Parties may enforce the provisions of the Second Lien Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in their sole discretion and regardless of whether such exercise and enforcement is adverse to the interest of any Third Lien Secured Party. Such exercise and enforcement following the Discharge of Priority Lien Obligations and until the Discharge of Second Lien Obligations, shall include the rights of an agent appointed by them to Dispose of Collateral upon foreclosure, to incur expenses in connection with any such Disposition and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code, the Bankruptcy Code or any other Bankruptcy Law and any other applicable laws. Without limiting the generality of the foregoing, following the Discharge of Priority Lien Obligations and until the Discharge of Second Lien Obligations, the Second Lien Collateral Trustee will have the exclusive right to deal with the Accounts, including exercising rights under control agreements with respect to such Accounts. The Third Lien Collateral Trustee, for itself and on behalf of the other Third Lien Secured Parties, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Third Lien Security Document or any other Third Lien Document shall be deemed to restrict in any way the rights and remedies of the Second Lien Collateral Trustee or the other Second Lien Secured Parties with respect to the Collateral as set forth in this Agreement. Notwithstanding the foregoing, subject to Section 3.05, the Third Lien Collateral Trustee may, but will have no obligation to, on behalf of the Third Lien Secured Parties, take all such actions (not adverse to the Second Liens or the rights of the Second Lien Collateral Trustee and the Second Lien Secured Parties) it deems necessary to perfect or continue the perfection of the Third Liens in the Collateral or to create, preserve or protect (but not enforce) the Third Liens in the Collateral.

Section 3.02 Standstill Periods; Permitted Enforcement Action. (a) Prior to the Discharge of Priority Lien Obligations and notwithstanding the foregoing Section 3.01, both before and during an Insolvency or Liquidation Proceeding:

(i) after a period of 180 days has elapsed (which period will be tolled during any period in which the Priority Lien Agent is not entitled, on behalf of the Priority Lien Secured Parties, to enforce or exercise any rights or remedies with respect to any Collateral as a result of (A) any injunction issued by a court of competent jurisdiction or (B) the automatic stay or any other stay or prohibition in any Insolvency or Liquidation Proceeding) since the date on which the Second Lien Collateral Trustee has delivered to the Priority Lien Agent written notice of the acceleration of any Second Lien Debt (the “Second Lien Standstill Period”), the Second Lien Collateral Trustee and the other Second Lien Secured Parties may enforce or exercise any rights or remedies with respect to any Collateral; provided, however that, notwithstanding the expiration of the Second Lien Standstill Period or anything in the Second Lien Collateral Trust Agreement or the Second Lien Documents to the contrary, in no event may the Second Lien Collateral Trustee or any other Second Lien Secured Party enforce or exercise any rights or remedies with respect to any Collateral, or commence, join with any Person at any time in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding, if the Priority Lien Agent on behalf of the Priority Lien Secured Parties or any other Priority Lien Secured Party shall have commenced, and shall be diligently pursuing (or shall have sought or requested relief from, or modification of, the automatic stay or any other stay or other prohibition in any Insolvency or Liquidation Proceeding to enable the commencement and pursuit thereof), the enforcement or exercise of any rights or remedies with respect to the Collateral or any such action or proceeding (prompt written notice thereof to be given to the Second Lien Representatives by the Priority Lien Agent); provided, further, that, at any time after the expiration of the Second Lien Standstill Period, if neither the Priority Lien Agent nor any other Priority Lien Secured Party shall have commenced and be diligently pursuing (or shall have sought or requested relief from, or modification of, the automatic stay or any other stay or other prohibition in any Insolvency or Liquidation Proceeding to enable the commencement and pursuit thereof) the enforcement or exercise of any rights or remedies with respect to any material portion of the Collateral or any such action or proceeding, and the Second Lien Collateral Trustee shall have commenced the enforcement or exercise of any rights or remedies with respect to any material portion of the Collateral or any such action or proceeding, then for so long as the Second Lien Collateral Trustee is diligently pursuing such rights or remedies, none of any Priority Lien Secured Party, the Priority Lien Agent, any Third Lien Secured Party or the Third Lien Collateral Trustee shall take any action of a similar nature with respect to such Collateral, or commence, join with any Person at any time in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding; and

(ii) after a period of 270 days has elapsed (which period will be tolled during any period in which the Priority Lien Agent is not entitled, on behalf of the Priority Lien Secured Parties, to enforce or exercise any rights or remedies with respect to any Collateral as a result of (A) any injunction issued by a court of competent jurisdiction or (B) the automatic stay or any other stay or prohibition in any Insolvency or Liquidation Proceeding) since the date on which the Third Lien Collateral Trustee has delivered to the Priority Lien Agent and the Second Lien Trustee written notice of the acceleration of any Third Lien Debt (the “Third Lien First Standstill Period”), the Third Lien Collateral Trustee and the other Third Lien Secured Parties may enforce or exercise any rights or remedies with respect to any Collateral; provided, however, that notwithstanding the expiration of the Third Lien First Standstill Period or anything in the Third Lien Collateral Trust Agreement or the Third Lien Documents to the contrary, in no event may the Third Lien Collateral Trustee or any other Third Lien Secured Party enforce or exercise any rights or remedies with respect to any Collateral, or commence, join with any Person at any time in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding, if (I) the Priority Lien Agent on behalf of the Priority Lien Secured Parties or any other Priority Lien Secured Party or (II) the Second Lien Collateral Trustee on behalf of the Second Lien Secured Parties or any other Second Lien Secured Party shall have commenced, and shall be diligently pursuing (or shall have sought or requested relief from, or modification of, the automatic stay or any other stay in any Insolvency or Liquidation Proceeding to enable the commencement and pursuit thereof), the enforcement or exercise of any rights or remedies with respect to the Collateral or any such action or proceeding (prompt written notice thereof to be given to the Third Lien Representatives by the Priority Lien Agent or the Second Lien Collateral Trustee, as applicable); provided, further, that, at any time after the expiration of the Third Lien First Standstill Period, if none of any Priority Lien Secured Party, the Priority Lien Agent, any Second Lien Secured Party or the Second Lien Collateral Trustee shall have commenced and be diligently pursuing the enforcement or exercise of any rights or remedies with respect to any material portion of the Collateral or any such action or proceeding, and the Third Lien Collateral Trustee shall have commenced the enforcement or exercise of any rights or remedies with respect to any material portion of the Collateral or any such action or proceeding, then for so long as the Third Lien Collateral Trustee is diligently pursuing such rights or remedies, none of any Priority Lien Secured Party, the Priority Lien Agent, any Second Lien Secured Party or the Second Lien Collateral Trustee shall take any action of a similar nature with respect to such Collateral, or commence, join with any Person at any time in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding.

(b) Following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations and notwithstanding the foregoing Section 3.01, both before and during an Insolvency or Liquidation Proceeding, after a period of 180 days has elapsed (which period will be tolled during any period in which the Second Lien Collateral Trustee is not entitled, on behalf of the Second Lien Secured Parties, to enforce or exercise any rights or remedies with respect to any Collateral as a result of (A) any injunction issued by a court of competent jurisdiction or (B) the automatic stay or any other stay in any Insolvency or Liquidation Proceeding) since the date on which the Third Lien Collateral Trustee has delivered to the Second Lien Collateral Trustee written notice of the acceleration of any Third Lien Debt (the “Third Lien Second Standstill Period”), the Third Lien Collateral Trustee and the other Third Lien Secured Parties may enforce or exercise any rights or remedies with respect to any Collateral; provided, however, that notwithstanding the expiration of the Third Lien Second Standstill Period or anything in the Third Lien Collateral Trust Agreement or the Third Lien Documents to the contrary, in no event may the Third Lien Collateral Trustee or any other Third Lien Secured Party enforce or exercise any rights or remedies with respect to any Collateral, or commence, join with any Person at any time in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding, if the Second Lien Collateral Trustee on behalf of the Second Lien Secured Parties or any other Second Lien Secured Party shall have commenced, and shall be diligently pursuing (or shall have sought or requested relief from, or modification of, the automatic stay or any other stay in any Insolvency or Liquidation Proceeding to enable the commencement and pursuit thereof), the enforcement or exercise of any rights or remedies with respect to the Collateral or any such action or proceeding (prompt written notice thereof to be given to the Third Lien Representatives by the Second Lien Collateral Trustee); provided, further, that, at any time after the expiration of the Third Lien Second Standstill Period, if neither the Second Lien Collateral Trustee nor any other Second Lien Secured Party shall have commenced and be diligently pursuing the enforcement or exercise of any rights or remedies with respect to any material portion of the Collateral or any such action or proceeding, and the Third Lien Collateral Trustee shall have commenced the enforcement or exercise of any rights or remedies with respect to any material portion of the Collateral or any such action or proceeding, then for so long as the Third Lien Collateral Trustee is diligently pursuing such rights or remedies, neither any Second Lien Secured Party nor the Second Lien Collateral Trustee shall take any action of a similar nature with respect to such Collateral, or commence, join with any Person at any time in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding.

Section 3.03 Insurance. (a) Unless and until the Discharge of Priority Lien Obligations has occurred (subject to the terms of Section 3.02, including the rights of the Second Lien Secured Parties and the Third Lien Secured Parties following expiration of any applicable Standstill Period), the Priority Lien Agent shall have the sole and exclusive right, subject to the rights of the Grantors under the Priority Lien Documents, to adjust and settle claims in respect of Collateral under any insurance policy in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral. Unless and until the Discharge of Priority Lien Obligations has occurred, and subject to the rights of the Grantors under the Priority Lien Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) in respect of the Collateral shall be paid to the Priority Lien Agent pursuant to the terms of the Priority Lien Documents (including for purposes of cash collateralization of commitments, letters of credit and Hedging Obligations). If, prior to the Discharge of Priority Lien Obligations, the Second Lien Collateral Trustee, any Second Lien Secured Party, the Third Lien Collateral Trustee or any Third Lien Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of the foregoing, it shall pay such proceeds over to the Priority Lien Agent. In addition, if by virtue of being named as an additional insured or loss payee of any insurance policy of any Grantor covering any of the Collateral, the Second Lien Collateral Trustee, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party shall have the right to adjust or settle any claim under any such insurance policy, then unless and until the Discharge of Priority Lien Obligations has occurred, the Second Lien Collateral Trustee, any such Second Lien Secured Party, the Third Lien Collateral Trustee and any such Third Lien Secured Party shall follow the instructions of the Priority Lien Agent, or of the Grantors under the Priority Lien Documents to the extent the Priority Lien Documents grant such Grantors the right to adjust or settle such claims, with respect to such adjustment or settlement (subject to the terms of Section 3.02, including the rights of the Second Lien Secured Parties and the Third Lien Secured Parties following expiration of any applicable Standstill Period).

(b) Following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations (subject to the terms of Section 3.02, including the rights of the Third Lien Secured Parties following expiration of the Third Lien Second Standstill Period), the Second Lien Collateral Trustee shall have the sole and exclusive right, subject to the rights of the Grantors under the Second Lien Documents, to adjust and settle claims in respect of Collateral under any insurance policy in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral. Unless and until the Discharge of Second Lien Obligations has occurred, and subject to the rights of the Grantors under the Second Lien Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) in respect of the Collateral shall be paid to the Second Lien Collateral Trustee pursuant to the terms of the Second Lien Documents and, after the Discharge of Second Lien Obligations has occurred, to the Third Lien Collateral Trustee to the extent required under the Third Lien Documents and then, to the extent no Third Lien Obligations are outstanding, to the owner of the subject property, to such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. If the Third Lien Collateral Trustee or any Third Lien Secured Party shall, at any time following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, receive any proceeds of any such insurance policy or any such award or payment in contravention of the foregoing, it shall pay such proceeds over to the Second Lien Collateral Trustee. In addition, if by virtue of being named as an additional insured or loss payee of any insurance policy of any Grantor covering any of the Collateral, the Third Lien Collateral Trustee or any other Third Lien Secured Party shall have the right to adjust or settle any claim under any such insurance policy, then unless and until the Discharge of Second Lien Obligations has occurred, the Third Lien Collateral Trustee and any such Third Lien Secured Party shall follow the instructions of the Second Lien Collateral Trustee, or of the Grantors under the Second Lien Documents to the extent the Second Lien Documents grant such Grantors the right to adjust or settle such claims, with respect to such adjustment or settlement (subject to the terms of Section 3.02, including the rights of the Third Lien Secured Parties following expiration of the Third Lien Second Standstill Period).

Section 3.04 Notification of Release of Collateral. Each of the Priority Lien Agent, the Second Lien Collateral Trustee and the Third Lien Collateral Trustee shall give the other Secured Debt Representatives prompt written notice of the Disposition by it of, and release by it of the Lien on, any Collateral. Such notice shall describe in reasonable detail the subject Collateral, the parties involved in such Disposition or release, the place, time, manner and method thereof, and the consideration, if any, received therefor; provided, however, that the failure to give any such notice shall not in and of itself in any way impair the effectiveness of any such Disposition or release.

Section 3.05 No Interference; Payment Over.

(a) No Interference. (i) The Second Lien Collateral Trustee, for itself and on behalf of each Second Lien Secured Party, agrees that each Second Lien Secured Party (i) will not take or cause to be taken any action the purpose or effect of which is, or could be, to make any Second Lien pari passu with, or to give such Second Lien Secured Party any preference or priority relative to, any Priority Lien with respect to the Collateral or any part thereof, (ii) will not challenge or question in any proceeding the validity or enforceability of any Priority Lien Obligations or Priority Lien Document, or the validity, attachment, perfection or priority of any Priority Lien, or the validity or enforceability of the priorities, rights or duties established by the provisions of this Agreement, (iii) will not take or cause to be taken any action the purpose or effect of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other Disposition of the Collateral by any Priority Lien Secured Party or the Priority Lien Agent acting on their behalf, (iv) shall have no right to (A) direct the Priority Lien Agent or any other Priority Lien Secured Party to exercise any right, remedy or power with respect to any Collateral or (B) consent to the exercise by the Priority Lien Agent or any other Priority Lien Secured Party of any right, remedy or power with respect to any Collateral, (v) will not institute any suit or assert in any suit or Insolvency or Liquidation Proceeding any claim against the Priority Lien Agent or other Priority Lien Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to, and neither the Priority Lien Agent nor any other Priority Lien Secured Party shall be liable for, any action taken or omitted to be taken by the Priority Lien Agent or other Priority Lien Secured Party with respect to any Priority Lien Collateral, (vi) will not seek, and hereby waives any right, to have any Collateral or any part thereof marshaled upon any foreclosure or other Disposition of such Collateral, (vii) will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement, (viii) will not object to forbearance by the Priority Lien Agent or any other Priority Lien Secured Party, and (ix) will not assert, and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or other similar right that may be available under applicable law with respect to the Collateral or any similar rights a junior secured creditor may have under applicable law; and

(ii) The Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, agrees that each Third Lien Secured Party (i) will not take or cause to be taken any action the purpose or effect of which is, or could be, to make any Third Lien pari passu with, or to give such Third Lien Secured Party any preference or priority relative to, any Priority Lien or Second Lien with respect to the Collateral or any part thereof, (ii) will not challenge or question in any proceeding the validity or enforceability of any Priority Lien Obligations, Priority Lien Document, Second Lien Obligations or Second Lien Document, or the validity, attachment, perfection or priority of any Priority Lien or Second Lien, or the validity or enforceability of the priorities, rights or duties established by the provisions of this Agreement, (iii) will not take or cause to be taken any action the purpose or effect of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other Disposition of the Collateral by any Priority Lien Secured Party or the Priority Lien Agent acting on their behalf or by any Second Lien Secured Party or the Second Lien Collateral Trustee acting on their behalf, (iv) shall have no right to (A) direct the Priority Lien Agent, any other Priority Lien Secured Party, the Second Lien Collateral Trustee or any other Second Lien Secured Party to exercise any right, remedy or power with respect to any Collateral or (B) consent to the exercise by the Priority Lien Agent, any other Priority Lien Secured Party, the Second Lien Collateral Trustee or any other Second Lien Secured Party of any right, remedy or power with respect to any Collateral, (v) will not institute any suit or assert in any suit or Insolvency or Liquidation Proceeding any claim against the Priority Lien Agent, any other Priority Lien Secured Party, the Second Lien Collateral Trustee or any other Second Lien Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to, and none of the Priority Lien Agent, any other Priority Lien Secured Party, the Second Lien Collateral Trustee or any other Second Lien Secured Party shall be liable for, any action taken or omitted to be taken by the Priority Lien Agent, any other Priority Lien Secured Party, the Second Lien Collateral Trustee or any other Second Lien Secured Party with respect to any Priority Lien Collateral or Second Lien Collateral, as applicable, (vi) will not seek, and hereby waives any right, to have any Collateral or any part thereof marshaled upon any foreclosure or other Disposition of such Collateral, (vii) will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement, (viii) will not object to forbearance by the Priority Lien Agent, any other Priority Lien Secured Party, the Second Lien Collateral Trustee or any other Second Lien Secured Party and (ix) will not assert, and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or other similar right that may be available under applicable law with respect to the Collateral or any similar rights a junior secured creditor may have under applicable law.

(b) Payment Over. (i) Each of the Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, hereby agrees that if any Second Lien Secured Party or Third Lien Secured Party, as applicable, shall obtain possession of any Collateral or shall realize any proceeds or payment in respect of any Collateral, pursuant to the exercise of any rights or remedies with respect to the Collateral under any Second Lien Security Document or Third Lien Security Document, as applicable, or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding, to the extent permitted hereunder, at any time prior to the Discharge of Priority Lien Obligations secured, or intended to be secured, by such Collateral, then it shall hold such Collateral, proceeds or payment in trust for the Priority Lien Agent and the other Priority Lien Secured Parties and transfer such Collateral, proceeds or payment, as the case may be, to the Priority Lien Agent as promptly as practicable. Furthermore, prior to the Discharge of Priority Lien Obligations, the Second Lien Collateral Trustee or the Third Lien Collateral Trustee, as applicable, shall, at the Grantors’ expense, promptly send written notice to the Priority Lien Agent upon receipt of such Collateral, proceeds or payment by any Second Lien Secured Party or Third Lien Secured Party, as applicable, and if directed by the Priority Lien Agent within five (5) days after receipt by the Priority Lien Agent of such written notice, shall deliver such Collateral, proceeds or payment to the Priority Lien Agent in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. The Priority Lien Agent is hereby authorized to make any such endorsements as agent for the Second Lien Collateral Trustee, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party, as applicable. Each of the Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that if, at any time, it obtains written notice that all or part of any payment with respect to any Priority Lien Obligations previously made shall be rescinded, returned or disgorged for any reason whatsoever, it will promptly pay over to the Priority Lien Agent any payment received by it and then in its possession or under its direct control in respect of any such Priority Lien Collateral and shall promptly turn any such Collateral then held by it over to the Priority Lien Agent, and the provisions set forth in this Agreement will be reinstated as if such payment had not been made, until the Discharge of Priority Lien Obligations. All Second Liens and all Third Liens will remain attached to and enforceable against all proceeds so held or remitted, subject to the priorities set forth in this Agreement. Anything contained herein to the contrary notwithstanding, this Section 3.05(b) shall not apply to any proceeds of Collateral realized in a transaction not prohibited by the Priority Lien Documents and as to which the possession or receipt thereof by the Second Lien Collateral Trustee, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party, as applicable, is otherwise permitted by the Priority Lien Documents.

(ii) The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, hereby agrees that if any Third Lien Secured Party shall obtain possession of any Collateral or shall realize any proceeds or payment in respect of any Collateral, pursuant to the exercise of any rights or remedies with respect to the Collateral under any Third Lien Security Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding, to the extent permitted hereunder, at any time following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations secured, or intended to be secured, by such Collateral, then it shall hold such Collateral, proceeds or payment in trust for the Second Lien Collateral Trustee and the other Second Lien Secured Parties and transfer such Collateral, proceeds or payment, as the case may be, to the Second Lien Collateral Trustee reasonably as promptly as practical. Furthermore, at any time following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, the Third Lien Collateral Trustee shall, at the Grantors’ expense, promptly send written notice to the Second Lien Collateral Trustee upon receipt of such Collateral, proceeds or payment by any Third Lien Secured Party, and if directed by the Second Lien Collateral Trustee within five (5) days after receipt by the Second Lien Collateral Trustee of such written notice, shall deliver such Collateral, proceeds or payment to the Second Lien Collateral Trustee in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. The Second Lien Collateral Trustee is hereby authorized to make any such endorsements as agent for the Third Lien Collateral Trustee or any other Third Lien Secured Party. The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that if, at any time, it obtains written notice that all or part of any payment with respect to any Second Lien Obligations previously made shall be rescinded for any reason whatsoever, it will promptly pay over to the Second Lien Collateral Trustee any payment received by it and then in its possession or under its direct control in respect of any such Second Lien Collateral and shall promptly turn any such Collateral then held by it over to the Second Lien Collateral Trustee, and the provisions set forth in this Agreement will be reinstated as if such payment had not been made, until the Discharge of Second Lien Obligations. All Third Liens will remain attached to and enforceable against all proceeds so held or remitted, subject to the priorities set forth in this Agreement. Anything contained herein to the contrary notwithstanding, this Section 3.05(b) shall not apply to any proceeds of Collateral realized in a transaction not prohibited by the Second Lien Documents and as to which the possession or receipt thereof by the Third Lien Collateral Trustee or any other Third Lien Secured Party is otherwise permitted by the Second Lien Documents.

Section 3.06 Purchase Option.

(a) Notwithstanding anything in this Agreement to the contrary, after (i) the commencement of an Insolvency or Liquidation Proceeding or (ii) the acceleration of the Priority Lien Obligations, each of the holders of the Second Lien Debt and each of their respective designated Affiliates (the “Second Lien Purchasers”) will have the right, at their sole option and election (but will not be obligated), at any time upon prior written notice to the Priority Lien Agent, to purchase from the Priority Lien Secured Parties all (but not less than all) (A) Priority Lien Obligations (including unfunded commitments) other than any Priority Lien Obligations constituting Excess Priority Lien Obligations and (B) if applicable, Obligations (including principal, unpaid interest, fees, reasonable attorneys’ fees and legal expenses, but excluding contingent indemnification and reimbursement obligations for which no claim or demand for payment has been made at or prior to such time) provided by any of the Priority Lien Secured Parties in connection with a DIP Financing that are outstanding on the date of such purchase. Promptly following the receipt of such notice, the Priority Lien Agent will deliver to the Second Lien Trustee a statement of the amount of Priority Lien Debt, other Priority Lien Obligations (other than any Priority Lien Obligations constituting Excess Priority Lien Obligations) and DIP Financing (including unpaid interest, fees and expenses and other obligations in respect of such DIP Financing, but excluding contingent indemnification and reimbursement obligations for which no claim or demand for payment has been made at or prior to such time) provided by any of the Priority Lien Secured Parties, if any, then outstanding and the amount of the cash collateral requested by the Priority Lien Agent to be delivered pursuant to Section 3.06(b)(ii) below. The right to purchase provided for in this Section 3.06 will expire unless, within 10 Business Days after the receipt by the Second Lien Trustee of such notice from the Priority Lien Agent, the Second Lien Trustee delivers to the Priority Lien Agent an irrevocable commitment of the Second Lien Purchasers to purchase all (but not less than all) of (A) the Priority Lien Obligations (including unfunded commitments) other than any Priority Lien Obligations constituting Excess Priority Lien Obligations and (B) if applicable, Obligations (including principal, unpaid interest, fees, reasonable attorneys’ fees and legal expenses, but excluding contingent indemnification and reimbursement obligations for which no claim or demand for payment has been made at or prior to such time) provided by any of the Priority Lien Secured Parties in connection with a DIP Financing and to otherwise complete such purchase on the terms set forth under this Section 3.06.

(b) On the date specified by the Second Lien Trustee (on behalf of the Second Lien Purchasers) in such irrevocable commitment (which shall not be less than five Business Days nor more than 20 Business Days, after the receipt by the Priority Lien Agent of such irrevocable commitment), the Priority Lien Secured Parties shall sell to the Second Lien Purchasers all (but not less than all) (A) Priority Lien Obligations (including unfunded commitments) other than any Priority Lien Obligations constituting Excess Priority Lien Obligations and (B) any Obligations (including unpaid interest, fees and expenses and other obligations in respect of such DIP Financing, but excluding contingent indemnification and reimbursement obligations for which no claim or demand for payment has been made at or prior to such time) provided by any of the Priority Lien Secured Parties in connection with a DIP Financing that are outstanding on the date of such sale, subject to any required approval of any Governmental Authority then in effect, if any, and only if on the date of such sale, the Priority Lien Agent receives the following:

(i) payment in cash, as the purchase price for all Priority Lien Obligations sold in such sale, of an amount equal to the full par value amount of all (A) Priority Lien Obligations (other than outstanding letters of credit as referred to in clause (ii) below) other than any Priority Lien Obligations constituting Excess Priority Lien Obligations and (B) if applicable, all Obligations (including principal, unpaid interest, fees, reasonable attorneys’ fees and legal expenses, but excluding contingent indemnification and reimbursement obligations for which no claim or demand for payment has been made at or prior to such time) provided by any of the Priority Lien Secured Parties in connection with a DIP Financing then outstanding; provided that in the case of Hedging Obligations that constitute Priority Lien Obligations the Second Lien Purchasers shall cause the applicable agreements governing such Hedging Obligations to be assigned and novated or, if such agreements have been terminated, such purchase price shall include an amount equal to the sum of any termination payments (including unpaid amounts) then due in respect of such Hedging Obligations, calculated pursuant to the terms of the applicable Swap Contract and after giving effect to any netting arrangements;

(ii) a cash collateral deposit in such amount as the Priority Lien Agent determines is reasonably necessary to secure the payment of any outstanding letters of credit constituting Priority Lien Obligations that may become due and payable after such sale (but not in any event in an amount greater than one hundred and two percent (102%) of the amount then reasonably estimated by the Priority Lien Agent to be the aggregate outstanding amount of such letters of credit at such time), which cash collateral shall be (A) held by the Priority Lien Agent as security solely to reimburse the issuers of such letters of credit that become due and payable after such sale and any fees and expenses incurred in connection with such letters of credit and (B) returned to the Second Lien Trustee (except as may otherwise be required by applicable law or any order of any court or other Governmental Authority) promptly after the expiration or termination from time to time of all payment contingencies affecting such letters of credit; and

(iii) any agreements, documents or instruments that the Priority Lien Agent may reasonably request pursuant to which the Second Lien Trustee and the Second Lien Purchasers in such sale expressly assume and adopt all of the obligations of the Priority Lien Agent and the Priority Lien Secured Parties under the Priority Lien Documents and in connection with the Obligations (including principal, unpaid interest, fees, reasonable attorneys’ fees and legal expenses, but excluding contingent indemnification and reimbursement obligations for which no claim or demand for payment has been made at or prior to such time) provided by any of the Priority Lien Secured Parties in connection with a DIP Financing on and after the date of the purchase and sale and the Second Lien Trustee (or any other representative appointed by the holders of a majority in aggregate principal amount of the Second Lien Indenture Notes then outstanding) becomes a successor agent thereunder.

(c) Such purchase of the Priority Lien Obligations (including unfunded commitments) and, if applicable, the Obligations (including principal, unpaid interest, fees, reasonable attorneys’ fees and legal expenses, but excluding contingent indemnification and reimbursement obligations for which no claim or demand for payment has been made at or prior to such time) provided by any of the Priority Lien Secured Parties in connection with a DIP Financing shall be made on a pro rata basis among the Second Lien Purchasers giving notice to the Priority Lien Agent of their interest to exercise the purchase option hereunder according to each such Second Lien Purchaser’s portion of the Second Lien Debt outstanding on the date of purchase or such portion as such Second Lien Purchasers may otherwise agree among themselves. Such purchase price and cash collateral shall be remitted by wire transfer in federal funds to such bank account of the Priority Lien Agent as the Priority Lien Agent may designate in writing to the Second Lien Collateral Trustee for such purpose. Interest shall be calculated to but excluding the Business Day on which such sale occurs if the amounts so paid by the Second Lien Purchasers to the bank account designated by the Priority Lien Agent are received in such bank account prior to 12:00 noon, New York City time, and interest shall be calculated to and including such Business Day if the amounts so paid by the Second Lien Purchasers to the bank account designated by the Priority Lien Agent are received in such bank account later than 12:00 noon, New York City time.

(d) Such sale shall be expressly made without representation or warranty of any kind by the Priority Lien Secured Parties as to the Priority Lien Obligations, the Collateral or otherwise and without recourse to any Priority Lien Secured Party, except that the applicable Priority Lien Secured Party shall represent and warrant severally as to the Priority Lien Obligations (including unfunded commitments) and, if applicable, the Obligations provided by any of the Priority Lien Secured Parties in connection with a DIP Financing then owing to it: (i) that such applicable Priority Lien Secured Party owns such Priority Lien Obligations (including unfunded commitments) and any Obligations provided by any of the Priority Lien Secured Parties in connection with a DIP Financing; and (ii) that such applicable Priority Lien Secured Party has the necessary corporate or other governing authority to assign such interests.

(e) After such sale becomes effective, the outstanding letters of credit will remain enforceable against the issuers thereof and will remain secured by the Priority Liens upon the Collateral in accordance with the applicable provisions of the Priority Lien Documents as in effect at the time of such sale, and the issuers of letters of credit will remain entitled to the benefit of the Priority Liens upon the Collateral and sharing rights in the proceeds thereof in accordance with the provisions of the Priority Lien Documents as in effect at the time of such sale, as fully as if the sale of the Priority Lien Debt had not been made, but only the Person or successor agent to whom the Priority Liens are transferred in such sale will have the right to foreclose upon or otherwise enforce the Priority Liens and only the Second Lien Purchasers in the sale will have the right to direct such Person or successor as to matters relating to the foreclosure or other enforcement of the Priority Liens.

ARTICLE IV
OTHER AGREEMENTS

Section 4.01 Release of Liens; Automatic Release of Second Liens and Third Liens. (a) Prior to the Discharge of Priority Lien Obligations, each of the Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that, in the event the Priority Lien Agent or the requisite Priority Lien Secured Parties under the Priority Lien Documents release the Priority Lien on any Collateral, each of the Second Lien and Third Lien on such Collateral shall terminate and be released automatically and without further action if (i) such release is permitted under the Second Lien Documents and the Third Lien Documents, as applicable, (ii) such release is effected in connection with the Priority Lien Agent’s foreclosure upon, or other exercise of rights or remedies with respect to, such Collateral, or (iii) such release is effected in connection with a sale or other Disposition of any Collateral (or any portion thereof) under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if the Priority Lien Agent (acting at the direction of the requisite Priority Lien Secured Parties under the Priority Lien Documents) or the requisite Priority Lien Secured Parties under the Priority Lien Documents shall have consented to such sale or Disposition of such Collateral; provided that, in the case of each of clauses (i), (ii) and (iii), the Second Liens and Third Liens on such Collateral shall attach to (and shall remain subject and subordinate to all Priority Liens securing Priority Lien Obligations, subject to the Priority Lien Cap and, in the case of the Third Liens, shall remain subject and subordinate to (I) all Priority Liens securing Priority Lien Obligations, subject to the Priority Lien Cap and (II) all Second Liens securing Second Lien Obligations) any proceeds of a sale, transfer or other Disposition of Collateral not paid to the Priority Lien Secured Parties or that remain after the Discharge of Priority Lien Obligations.

(b) Following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that, in the event the Second Lien Collateral Trustee or the requisite Second Lien Secured Parties under the Second Lien Documents release the Second Lien on any Collateral, the Third Lien on such Collateral shall terminate and be released automatically and without further action if (i) such release is permitted under the Third Lien Documents, (ii) such release is effected in connection with the Second Lien Collateral Trustee’s foreclosure upon, or other exercise of rights or remedies with respect to, such Collateral, or (iii) such release is effected in connection with a sale or other Disposition of any Collateral (or any portion thereof) under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if the Second Lien Collateral Trustee or the requisite Second Lien Secured Parties under the Second Lien Documents shall have consented to such sale or Disposition of such Collateral; provided that, in the case of each of clauses (i), (ii) and (iii), the Third Liens on such Collateral shall attach to (and shall remain subject and subordinate to all Second Liens securing Second Lien Obligations) any proceeds of a sale, transfer or other Disposition of Collateral not paid to the Second Lien Secured Parties or that remain after the Discharge of Second Lien Obligations.

(c) Each of the Second Lien Collateral Trustee and the Third Lien Collateral Trustee agrees to execute and deliver (at the sole cost and expense of the Grantors) all such releases and other instruments as shall reasonably be requested by the Priority Lien Agent or the Second Lien Collateral Trustee, as applicable, to evidence and confirm any release of Collateral provided for in this Section 4.01.

Section 4.02 Certain Agreements With Respect to Insolvency or Liquidation Proceedings. (a) The parties hereto acknowledge that this Agreement is a “subordination agreement” under Section 510(a) of the Bankruptcy Code and shall continue in full force and effect, notwithstanding the commencement of any Insolvency or Liquidation Proceeding by or against Gulfport or any subsidiary of Gulfport. All references in this Agreement to Gulfport or any subsidiary of Gulfport or any other Grantor will include such Person or Persons as a debtor-in-possession and any receiver or trustee for such Person or Persons in an Insolvency or Liquidation Proceeding. For the purposes of this Section 4.02, unless otherwise provided herein, clauses (b) through and including (o) shall be in full force and effect prior to the Discharge of Priority Lien Obligations and clauses (p) through and including (cc) shall be in full force and effect following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations.

(b) If Gulfport or any of its subsidiaries shall become subject to any Insolvency or Liquidation Proceeding and shall, as debtor(s)-in-possession, or if any receiver or trustee for such Person or Persons shall, move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or the use of cash collateral under Section 363 of the Bankruptcy Code, (i) the Second Lien Collateral Trustee, for itself and on behalf of each Second Lien Secured Party, agrees that neither it nor any other Second Lien Secured Party and (ii) the Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, agrees that neither it nor any other Third Lien Secured Party, will raise any objection, contest or oppose, and each Second Lien Secured Party and Third Lien Secured Party will waive any claim such Person may now or hereafter have, to any such financing or to the Liens on the Collateral securing the same (“DIP Financing Liens”), or to any use, sale or lease of cash collateral that constitutes Collateral or to any grant of administrative expense priority under Section 364 of the Bankruptcy Code, unless (A) the Priority Lien Agent or the Priority Lien Secured Parties oppose or object to such DIP Financing or such DIP Financing Liens or such use of cash collateral, (B) the maximum principal amount of indebtedness permitted under such DIP Financing exceeds the sum of (I) the amount of Priority Lien Obligations refinanced with the proceeds thereof (not including the amount of any Excess Priority Lien Obligations) and (II) the greater of (x) $105,000,000 and (y) 15% of the sum of (i) the Borrowing Base as in effect at such time and (ii) the amount of any Borrowing Base Deficiency existing at such time, or (C) the terms of such DIP Financing provide for the sale of a substantial part of the Collateral or require the confirmation of a plan of reorganization containing specific terms or provisions (other than repayment in cash of such DIP Financing on the effective date thereof). To the extent such DIP Financing Liens are senior to, or rank pari passu with, the Priority Liens, (1) the Second Lien Collateral Trustee will, for itself and on behalf of the other Second Lien Secured Parties, subordinate the Second Liens on the Collateral to the Priority Liens, to such DIP Financing Liens and to any customary carve-out in respect of professional fees and expenses and expenses of the U.S. trustee, in each case, in connection with such Insolvency or Liquidation Proceeding, so long as the Second Lien Collateral Trustee, on behalf of the Second Lien Secured Parties, retains Liens on all the Collateral, including proceeds thereof arising after the commencement of any Insolvency or Liquidation Proceeding, with the same priority relative to the Priority Liens and the Third Liens as existed prior to the commencement of the case under the Bankruptcy Code and (2) the Third Lien Collateral Trustee will, for itself and on behalf of the other Third Lien Secured Parties, subordinate the Third Liens on the Collateral to the Priority Liens, the Second Liens, to such DIP Financing Liens and to any customary carve-out in respect of professional fees and expenses and expenses of the U.S. trustee, in each case, in connection with such Insolvency or Liquidation Proceeding, so long as the Third Lien Collateral Trustee, on behalf of the Third Lien Secured Parties, retains Liens on all the Collateral, including proceeds thereof arising after the commencement of any Insolvency or Liquidation Proceeding, with the same priority relative to the Priority Liens and the Second Liens as existed prior to the commencement of the case under the Bankruptcy Code.

(c) Prior to the Discharge of Priority Lien Obligations, without the consent of the Priority Lien Agent, in its sole discretion, each of the Second Lien Collateral Trustee, for itself and on behalf of each Second Lien Secured Party and the Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, agrees not to propose, support or enter into any DIP Financing.

(d) Each of the Second Lien Collateral Trustee, for itself and on behalf of each Second Lien Secured Party and the Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, agrees that it will not object to, oppose or contest (or join with or support any third party objecting to, opposing or contesting) a sale or other Disposition, a motion to sell or Dispose of any Collateral (or any portion thereof) under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code, a motion to approve of the bidding procedures for such sale or Disposition of any Collateral (or any portion thereof) under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code, or a motion to retain professionals that may provide services in connection with any such sale or Disposition of any Collateral (or any portion thereof), in each case, if the Priority Lien Agent (acting at the direction of the requisite Priority Lien Secured Parties under the Priority Lien Documents) or the requisite Priority Lien Secured Parties under the Priority Lien Documents shall have consented to such sale or Disposition, such motion to sell or Dispose, such bidding procedure for such sale or Disposition of such Collateral, or such motion to retain professionals, and all Priority Liens, Second Liens and Third Liens will attach to the proceeds of the sale in the same respective priorities as set forth in this Agreement.

(e) Each of the Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, waives any claim that may be had against the Priority Lien Agent or any other Priority Lien Secured Party arising out of any DIP Financing Liens (that is granted in a manner that is consistent with this Agreement), request for adequate protection or administrative expense priority under Section 364 of the Bankruptcy Code.

(f) The Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party, agrees that neither the Second Lien Collateral Trustee nor any other Second Lien Secured Party and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party, will file or prosecute in any Insolvency or Liquidation Proceeding any motion for adequate protection (or any comparable request for relief) based upon their interest in the Collateral, nor object to, oppose or contest (or join with or support any third party objecting to, opposing or contesting) (i) any request by the Priority Lien Agent or any other Priority Lien Secured Party for adequate protection or (ii) any objection by the Priority Lien Agent or any other Priority Lien Secured Party to any motion, relief, action or proceeding based on the Priority Lien Agent or Priority Lien Secured Parties claiming a lack of adequate protection, except that

(A) the Second Lien Collateral Trustee and the other Second Lien Secured Parties may:

(I) freely seek and obtain relief granting adequate protection in the form of a replacement lien co-extensive in all respects with, but subordinated (as set forth in Section 2.01) to, and with the same relative priority to the Priority Liens and the Third Liens as existed prior to the commencement of the Insolvency or Liquidation Proceeding, all Liens granted in the Insolvency or Liquidation Proceeding to, or for the benefit of, the Priority Lien Secured Parties; and

(II) freely seek and obtain any relief upon a motion for adequate protection (or any comparable relief), without any condition or restriction whatsoever, at any time after the Discharge of Priority Lien Obligations; and

(B) the Third Lien Secured Parties may:

(I) freely seek and obtain relief granting adequate protection in the form of a replacement lien co-extensive in all respects with, but subordinated (as set forth in Section 2.01) to, and with the same relative priority to the Priority Liens and the Second Liens as existed prior to the commencement of the Insolvency or Liquidation Proceeding, all Liens granted in the Insolvency or Liquidation Proceeding to, or for the benefit of, the Priority Lien Secured Parties and the Second Lien Secured Parties; and

(II) freely seek and obtain any relief upon a motion for adequate protection (or any comparable relief), without any condition or restriction whatsoever, at any time after the Discharge of Priority Lien Obligations and the Discharge of Second Lien Obligations.

(g) Each of the Second Lien Collateral Trustee, for itself and on behalf of each of the other of the Second Lien Secured Parties and the Third Lien Collateral Trustee, for itself and on behalf of each of the other Third Lien Secured Parties, waives any claim it or any such other Second Lien Secured Party or Third Lien Secured Party, as applicable, may now or hereafter have against the Priority Lien Agent or any other Priority Lien Secured Party (or their representatives) arising out of any election by the Priority Lien Agent or any Priority Lien Secured Parties, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code.

(h) The Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party, agrees that in any Insolvency or Liquidation Proceeding, neither the Second Lien Collateral Trustee nor any other Second Lien Secured Party and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that in any Insolvency or Liquidation Proceeding, neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party, shall support or vote to accept any plan of reorganization or liquidation, as applicable, or disclosure statement of Gulfport or any other Grantor or any of their subsidiaries unless such plan is accepted by the Class of Priority Lien Secured Parties in accordance with Section 1126(c) of the Bankruptcy Code or otherwise provides for the payment in full in cash of all Priority Lien Obligations (including all post-petition interest, fees and expenses and cash collateralization of all letters of credit) on the effective date of such plan of reorganization or liquidation, as applicable. Except as provided herein, each of the Second Lien Secured Parties and the Third Lien Secured Parties shall remain entitled to vote their claims in any such Insolvency or Liquidation Proceeding.

(i) The Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party, agrees that neither the Second Lien Collateral Trustee nor any other Second Lien Secured Party and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party, shall seek relief, pursuant to Section 362(d) of the Bankruptcy Code or otherwise, from the automatic stay of Section 362(a) of the Bankruptcy Code or from any other stay or other moratorium or prohibition in any Insolvency or Liquidation Proceeding in respect of the Collateral without the prior written consent of the Priority Lien Agent.

(j) The Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party, agrees that neither the Second Lien Collateral Trustee nor any other Second Lien Secured Party and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party, shall oppose or seek to challenge any claim by the Priority Lien Agent or any other Priority Lien Secured Party for allowance or payment in any Insolvency or Liquidation Proceeding of Priority Lien Obligations consisting of post-petition interest, fees or expenses or cash collateralization of all letters of credit subject to the Priority Lien Cap.

(k) Without the express written consent of the Priority Lien Agent, none of the Second Lien Collateral Trustee, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party shall (or shall join with or support any third party in opposing, objecting to or contesting, as the case may be), in any Insolvency or Liquidation Proceeding involving any Grantor, (i) oppose, object to or contest the determination of the extent of any Liens held by any Priority Lien Secured Party or the value of any claims of any such holder under Section 506(a) of the Bankruptcy Code or (ii) oppose, object to or contest the payment to any Priority Lien Secured Party of interest, fees or expenses under Section 506(b) of the Bankruptcy Code subject to the Priority Lien Cap.

(l) Notwithstanding anything to the contrary contained herein, if in any Insolvency or Liquidation Proceeding a determination is made that any Lien encumbering any Collateral is not enforceable for any reason, then each of the Second Lien Collateral Trustee for itself and on behalf of each other Second Lien Secured Party and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that, any distribution or recovery they may receive in respect of any Collateral shall be segregated and held in trust and forthwith paid over to the Priority Lien Agent for the benefit of the Priority Lien Secured Parties in the same form as received without recourse, representation or warranty (other than a representation of the Second Lien Collateral Trustee or the Third Lien Collateral Trustee, as applicable, that it has not otherwise sold, assigned, transferred or pledged any right, title or interest in and to such distribution or recovery) but with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. Each of the Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, hereby appoints the Priority Lien Agent, and any officer or agent of the Priority Lien Agent, with full power of substitution, the attorney-in-fact of each Second Lien Secured Party and Third Lien Secured Party for the limited purpose of carrying out the provisions of this Section 4.02(l) and taking any action and executing any instrument that the Priority Lien Agent may deem necessary or advisable to accomplish the purposes of this Section 4.02(l), which appointment is irrevocable and coupled with an interest.

(m) Each of the Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, hereby agrees that the Priority Lien Agent shall have the exclusive right to credit bid the Priority Lien Obligations and further that none of the Second Lien Collateral Trustee, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party shall (or shall join with or support any third party in opposing, objecting to or contesting, as the case may be) oppose, object to or contest such credit bid by the Priority Lien Agent.

(n) Prior to the Discharge of Priority Lien Obligations, without the consent of the Priority Lien Agent in its sole discretion, each of the Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees it will not file or join an involuntary bankruptcy petition or claim or seek the appointment of an examiner or a trustee for Gulfport, any other Grantor or any of their subsidiaries.

(o) Each of the Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, waives any right to assert or enforce any claim under Section 506(c) or 552 of the Bankruptcy Code as against any Priority Lien Secured Party or any of the Collateral, except as expressly permitted by this Agreement.

(p) Subject to Section 4.02(c), if Gulfport, any other Grantor or any of their subsidiaries shall become subject to any Insolvency or Liquidation Proceeding and shall, as debtor(s)-in-possession, move for approval of DIP Financing to be provided by one or more DIP Lenders under Section 364 of the Bankruptcy Code or the use of cash collateral under Section 363 of the Bankruptcy Code, the Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, agrees that neither it nor any other Third Lien Secured Party will raise any objection, contest or oppose, and each Third Lien Secured Party will waive any claim such Person may now or hereafter have, to any such financing or to the DIP Financing Liens on the Collateral securing the same, or to any use, sale or lease of cash collateral that constitutes Collateral or to any grant of administrative expense priority under Section 364 of the Bankruptcy Code, unless (i) the Second Lien Collateral Trustee or the Second Lien Secured Parties oppose or object to such DIP Financing or such DIP Financing Liens or such use of cash collateral or (ii) the maximum principal amount of indebtedness permitted under such DIP Financing exceeds the sum of (A) the amount of Second Lien Obligations refinanced with the proceeds thereof and (B) $165,000,000. To the extent such DIP Financing Liens are senior to, or rank pari passu with, the Second Liens, the Third Lien Collateral Trustee will, for itself and on behalf of the other Third Lien Secured Parties, subordinate the Third Liens on the Collateral to the Second Liens, to such DIP Financing Liens and to any customary carve-out in respect of professional fees and expenses and expenses of the U.S. trustee, in each case, in connection with such Insolvency or Liquidation Proceeding, so long as the Third Lien Collateral Trustee, on behalf of the Third Lien Secured Parties, retains Liens on all the Collateral, including proceeds thereof arising after the commencement of any Insolvency or Liquidation Proceeding, with the same priority relative to the Priority Liens and the Second Liens as existed prior to the commencement of the case under the Bankruptcy Code.

(q) [reserved]

(r) The Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, agrees that it will not object to, oppose or contest (or join with or support any third party objecting to, opposing or contesting) a sale or other Disposition, a motion to sell or Dispose or the bidding procedure for such sale or Disposition of any Collateral (or any portion thereof) under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if the Second Lien Collateral Trustee (acting at the direction of the requisite Second Lien Secured Parties under the Second Lien Documents) or the requisite Second Lien Secured Parties under the Second Lien Documents shall have consented to such sale or Disposition, such motion to sell or Dispose or such bidding procedure for such sale or Disposition of such Collateral and all Second Liens and all Third Liens will attach to the proceeds of the sale in the same respective priorities as set forth in this Agreement.

(s) The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, waives any claim that may be had against the Second Lien Collateral Trustee or any other Second Lien Secured Party arising out of any DIP Financing Liens (granted in a manner that is consistent with this Agreement) or administrative expense priority under Section 364 of the Bankruptcy Code.

(t) The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party will file or prosecute in any Insolvency or Liquidation Proceeding any motion for adequate protection (or any comparable request for relief) based upon their interest in the Collateral, nor object to, oppose or contest (or join with or support any third party objecting to, opposing or contesting) (i) any request by the Second Lien Collateral Trustee or any other Second Lien Secured Party for adequate protection or (ii) any objection by the Second Lien Collateral Trustee or any other Second Lien Secured Party to any motion, relief, action or proceeding based on the Second Lien Collateral Trustee or Second Lien Secured Parties claiming a lack of adequate protection, except that the Third Lien Collateral Trustee and the Third Lien Secured Parties may:

(A) freely seek and obtain relief granting adequate protection in the form of a replacement lien co-extensive in all respects with, but subordinated (as set forth in Section 2.01) to, with the same relative priority to the Second Liens as existed prior to the commencement of the Insolvency or Liquidation Proceeding, all Liens granted in the Insolvency or Liquidation Proceeding to, or for the benefit of, the Second Lien Secured Parties; and

(B) freely seek and obtain any relief upon a motion for adequate protection (or any comparable relief), without any condition or restriction whatsoever, at any time after the Discharge of Second Lien Obligations.

(u) The Third Lien Collateral Trustee, for itself and on behalf of each of the other of the Third Lien Secured Parties, waives any claim the Third Lien Collateral Trustee or any such other Third Lien Secured Party may now or hereafter have against the Second Lien Collateral Trustee or any other Second Lien Secured Party (or their representatives) arising out of any election by the Second Lien Collateral Trustee or any other Second Lien Secured Parties, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code.

(v) The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that in any Insolvency or Liquidation Proceeding, neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party shall support or vote for any plan of reorganization or liquidation, as applicable, or disclosure statement of Gulfport, any other Grantor or any of their subsidiaries unless (i) such plan is accepted by the Class of Second Lien Secured Parties in accordance with Section 1126(c) of the Bankruptcy Code or otherwise provides for the payment in full in cash of all Second Lien Obligations (including all post-petition interest, fees and expenses) on the effective date of such plan of reorganization or liquidation, as applicable, or (ii) such accepted plan provides on account of the Second Lien Secured Parties for the retention by the Second Lien Collateral Trustee, for the benefit of the Second Lien Secured Parties, of the Liens on the Collateral securing the Second Lien Obligations, and on all proceeds thereof whenever received, and such plan also provides that any Liens retained by, or granted to, the Third Lien Collateral Trustee are only on property securing the Second Lien Obligations and shall have the same relative priority with respect to the Collateral or other property, respectively, as provided in this Agreement with respect to the Collateral. Except as provided herein, the Third Lien Secured Parties shall remain entitled to vote their claims in any such Insolvency or Liquidation Proceeding.

(w) The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, hereby agrees that until the Discharge of Second Lien Obligations has occurred, neither Third Lien Collateral Trustee nor any Third Lien Secured Party shall seek relief, pursuant to Section 362(d) of the Bankruptcy Code or otherwise, from the automatic stay of Section 362(a) of the Bankruptcy Code or from any other stay or prohibition in any Insolvency or Liquidation Proceeding in respect of the Collateral, without the prior written consent of the Second Lien Collateral Trustee.

(x) The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that neither Third Lien Collateral Trustee nor any other Third Lien Secured Party shall oppose or seek to challenge any claim by the Second Lien Collateral Trustee or any other Second Lien Secured Party for allowance or payment in any Insolvency or Liquidation Proceeding of Second Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Second Liens (it being understood that such value will be determined without regard to the existence of the Third Liens on the Collateral). Neither Second Lien Collateral Trustee nor any other Second Lien Secured Party shall oppose or seek to challenge any claim by the Third Lien Collateral Trustee or any other Third Lien Secured Party for allowance or payment in any Insolvency or Liquidation Proceeding of Third Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Third Liens on the Collateral; provided that if the Second Lien Collateral Trustee or any other Second Lien Secured Party shall have made any such claim, such claim (i) shall have been approved or (ii) will be approved contemporaneously with the approval of any such claim by the Third Lien Collateral Trustee or any other Third Lien Secured Party.

(y) Without the express written consent of the Second Lien Collateral Trustee, neither Third Lien Collateral Trustee nor any other Third Lien Secured Party shall (or shall join with or support any third party in opposing, objecting to or contesting, as the case may be), in any Insolvency or Liquidation Proceeding involving any Grantor, (i) oppose, object to or contest the determination of the extent of any Liens held by any Second Lien Secured Party or the value of any claims of any such holder under Section 506(a) of the Bankruptcy Code or (ii) oppose, object to or contest the payment to any Second Lien Secured Party of interest, fees or expenses under Section 506(b) of the Bankruptcy Code.

(z) Notwithstanding anything to the contrary contained herein, if in any Insolvency or Liquidation Proceeding a determination is made that any Lien encumbering any Collateral is not enforceable for any reason, then the Third Lien Collateral Trustee for itself and on behalf of each other Third Lien Secured Party, agrees that, any distribution or recovery they may receive in respect of any Collateral shall be segregated and held in trust and forthwith paid over to the Second Lien Collateral Trustee for the benefit of the Second Lien Secured Parties in the same form as received without recourse, representation or warranty (other than a representation of the Third Lien Collateral Trustee that it has not otherwise sold, assigned, transferred or pledged any right, title or interest in and to such distribution or recovery) but with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, hereby appoints the Second Lien Collateral Trustee, and any officer or agent of the Second Lien Collateral Trustee, with full power of substitution, the attorney-in-fact of each Third Lien Secured Party for the limited purpose of carrying out the provisions of this Section 4.02(z) and taking any action and executing any instrument that the Second Lien Collateral Trustee may deem necessary or advisable to accomplish the purposes of this Section 4.02(z), which appointment is irrevocable and coupled with an interest.

(aa) The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, hereby agrees that the Second Lien Collateral Trustee shall have the exclusive right to credit bid the Second Lien Obligations and further that neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party shall (or shall join with or support any third party in opposing, objecting to or contesting, as the case may be) oppose, object to or contest such credit bid by the Second Lien Collateral Trustee.

(bb) After the Discharge of Priority Lien Obligations and until the Discharge of Second Lien Obligations, without the consent of the Second Lien Collateral Trustee in its sole discretion, the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees it will not file or join an involuntary bankruptcy petition or claim or seek the appointment of an examiner or a trustee for Gulfport, any other Grantor or any of their respective subsidiaries.

(cc) The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, waives any right to assert or enforce any claim under Section 506(c) or 552 of the Bankruptcy Code as against any Second Lien Secured Party or any of the Collateral, except as expressly permitted by this Agreement.

Section 4.03 Reinstatement. If any Priority Lien Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of any Grantor any amount (a “Recovery”) for any reason whatsoever, then the Priority Lien Obligations shall be reinstated to the extent of such Recovery and the Priority Lien Secured Parties shall be entitled to a reinstatement of Priority Lien Obligations with respect to all such recovered amounts. Each of the Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that if, at any time, a Second Lien Secured Party or a Third Lien Secured Party, as applicable, receives notice of any Recovery, the Second Lien Collateral Trustee, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party, as applicable, shall promptly pay over to the Priority Lien Agent any payment received by it and then in its possession or under its control in respect of any Collateral subject to any Priority Lien securing such Priority Lien Obligations and shall promptly turn any Collateral subject to any such Priority Lien then held by it over to the Priority Lien Agent, and the provisions set forth in this Agreement shall be reinstated as if such payment had not been made. If this Agreement shall have been terminated prior to any such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement. Any amounts received by the Second Lien Collateral Trustee, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party and then in its possession or under its control on account of the Second Lien Obligations or Third Lien Obligations, as applicable, after the termination of this Agreement shall, in the event of a reinstatement of this Agreement pursuant to this Section 4.03, be held in trust for and paid over to the Priority Lien Agent for the benefit of the Priority Lien Secured Parties for application to the reinstated Priority Lien Obligations until the discharge thereof. This Section 4.03 shall survive termination of this Agreement.

Section 4.04 Refinancings; Additional Second Lien Debt; Initial Third Lien Indebtedness; Additional Third Lien Debt.

(a) The Priority Lien Obligations, the Second Lien Obligations and the Third Lien Obligations may be Replaced, by any Priority Substitute Credit Facility, Second Lien Substitute Facility or Third Lien Substitute Facility, as the case may be, in each case, without notice to, or the consent of any Secured Party, all without affecting the Lien priorities provided for herein or the other provisions hereof; provided, that (i) the Priority Lien Agent, the Second Lien Collateral Trustee and the Third Lien Collateral Trustee shall receive on or prior to incurrence of a Priority Substitute Credit Facility, Second Lien Substitute Facility or Third Lien Substitute Credit Facility (A) an Officer’s Certificate from Gulfport stating that (I) the incurrence thereof is permitted by each applicable Secured Debt Document to be incurred and (II) the requirements of Section 4.06 have been satisfied, and (B) a Priority Confirmation Joinder from the holders or lenders of any indebtedness that Replaces the Priority Lien Obligations, the Second Lien Obligations or the Third Lien Obligations (or an authorized agent, trustee or other representative on their behalf), (ii) the aggregate outstanding principal amount of the Priority Lien Obligations, after giving effect to such Priority Substitute Credit Facility, shall not exceed the Priority Lien Cap and (iii) on or before the date of such incurrence, such Priority Substitute Credit Facility, Second Lien Substitute Facility or Third Lien Substitute Facility is designated by Gulfport, in an Officer’s Certificate delivered to the Priority Lien Agent, the Second Lien Collateral Trustee and the Third Lien Collateral Trustee, as “Priority Lien Debt”, “Second Lien Debt” or “Third Lien Debt”, as applicable, for the purposes of the Secured Debt Documents and this Agreement; provided that no Series of Secured Debt may be designated as more than one of Priority Lien Debt, Second Lien Debt or Third Lien Debt.

(b) Gulfport will be permitted to designate as an additional holder of Second Lien Obligations or Third Lien Obligations hereunder each Person who is, or who becomes, the registered holder of Second Lien Debt or Third Lien Debt, as applicable, incurred by Gulfport after the date of this Agreement in accordance with the terms of all applicable Secured Debt Documents. Gulfport may effect such designation by delivering to the Priority Lien Agent, the Second Lien Collateral Trustee and the Third Lien Collateral Trustee, each of the following:

(i) an Officer’s Certificate stating that Gulfport intends to incur (A) Additional Second Lien Obligations which will be Second Lien Debt, (B) Initial Third Lien Obligations which will be Third Lien Debt or (C) Additional Third Lien Obligations which will be Third Lien Debt, which in each case, will be permitted by each applicable Secured Debt Document to be incurred and secured by a Second Lien or Third Lien, as applicable, equally and ratably with all previously existing and future Second Lien Debt or Third Lien Debt, as applicable;

(ii) an authorized agent, trustee or other representative on behalf of the holders or lenders of any Additional Second Lien Obligations, Initial Third Lien Obligations or Additional Third Lien Obligations, as applicable, must be designated as an additional holder of Secured Obligations hereunder and must, prior to such designation, sign and deliver on behalf of the holders or lenders of such Additional Second Lien Obligations, Initial Third Lien Obligations or Additional Third Lien Obligations, as applicable, a Priority Confirmation Joinder, and, to the extent necessary or appropriate to facilitate such transaction, a new intercreditor agreement substantially similar to this Agreement, as in effect on the date hereof; and

(iii) evidence that Gulfport has duly authorized, executed (if applicable) and recorded (or caused to be recorded) in each appropriate governmental office all relevant filings and recordations deemed necessary by Gulfport and the holder of such Additional Second Lien Obligations, Initial Third Lien Obligations or Additional Third Lien Obligations, as applicable, or its Secured Debt Representative, to ensure that the Additional Second Lien Obligations, Initial Third Lien Obligations or Additional Third Lien Obligations are secured by the Collateral in accordance with the Second Lien Security Documents or the Third Lien Security Documents, as applicable (provided that such filings and recordings may be authorized, executed and recorded following any incurrence on a post-closing basis if permitted by the Second Lien Representative or Third Lien Representative for such Additional Second Lien Obligations or Additional Third Lien Obligations, as applicable).

For the avoidance of doubt, the deliveries set forth in clauses (i) through (iii) of Section 4.04(b) shall not be required (and shall be deemed satisfied) in connection with an issuance of Additional Notes constituting Second Lien Indenture Notes.

(c) Gulfport will be permitted to enter into an Initial Third Lien Debt Facility to the extent such Initial Third Lien Debt Facility is permitted by the Priority Credit Agreement, the other Priority Lien Documents, the Second Lien Indenture and the other Second Lien Documents. Any Third Lien Debt incurred pursuant to such Initial Third Lien Debt Facility may be secured by a Third Lien under and pursuant to the Initial Third Lien Security Documents provided the Third Lien Collateral Trustee, acting for itself and on behalf of the Initial Third Lien Secured Parties, becomes a party to this Agreement by satisfying the conditions set forth in clauses (i) and (ii) of the immediately succeeding paragraph.

In order for the Third Lien Collateral Trustee to become a party to this Agreement,

(i) the Priority Lien Agent, the Second Lien Collateral Trustee and the Third Lien Collateral Trustee shall have executed and delivered a Priority Confirmation Joinder pursuant to which (a) such Third Lien Collateral Trustee becomes a Secured Debt Representative hereunder and (b) the Third Lien Debt and the related Initial Third Lien Secured Parties become subject hereto and bound hereby;

(ii) Gulfport shall have delivered to the Priority Lien Agent and the Second Lien Collateral Trustee (A) true and complete copies of each Initial Third Lien Document and (B) an Officer’s Certificate certifying such copies as being true and correct and identifying the obligations to be designated as Initial Third Lien Obligations and the initial aggregate principal amount thereof; and

(iii) without limiting Section 4.06, the Initial Third Lien Documents relating to such Third Lien Debt shall provide, in a manner satisfactory to the Priority Lien Agent and the Second Lien Collateral Trustee, that each Initial Third Lien Secured Party shall be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Third Lien Debt.

Notwithstanding the foregoing, nothing in this Agreement will be construed to allow Gulfport or any other Grantor to incur additional indebtedness unless otherwise permitted by the terms of each applicable Secured Debt Document.

Each of the then-existing Priority Lien Agent, the Second Lien Collateral Trustee and the Third Lien Collateral Trustee shall be authorized to execute and deliver such documents and agreements (including amendments or supplements to this Agreement) as such holders, lenders, agent, trustee or other representative may reasonably request to give effect to any such Replacement or any incurrence of Additional Notes, Additional Second Lien Obligations, Initial Third Lien Obligations or Additional Third Lien Obligations, it being understood that the Priority Lien Agent, the Second Lien Collateral Trustee and the Third Lien Collateral Trustee or (if permitted by the terms of the applicable Secured Debt Documents) the Grantors, without the consent of any other Secured Party or (in the case of the Grantors) one or more Secured Debt Representatives, may amend, supplement, modify or restate this Agreement to the extent necessary or appropriate to facilitate such amendments or supplements to effect such Replacement or incurrence all at the expense of the Grantors. Upon the consummation of such Replacement or incurrence and the execution and delivery of the documents and agreements contemplated in the preceding sentence, the holders or lenders of such indebtedness and any authorized agent, trustee or other representative thereof shall be entitled to the benefits of this Agreement.

Section 4.05 Amendments to Second Lien Documents and Third Lien Documents.

(a) Prior to the Discharge of Priority Lien Obligations, without the prior written consent of the Priority Lien Agent, no Second Lien Document or Third Lien Document may be amended, supplemented, restated, amended and restated or otherwise modified and/or refinanced or entered into to the extent such amendment, supplement, restatement or modification and/or refinancing, or the terms of any new Second Lien Document or Third Lien Document, as applicable, would (i) adversely affect the lien priority rights of the Priority Lien Secured Parties or the rights of the Priority Lien Secured Parties to receive payments owing pursuant to the Priority Lien Documents, (ii) except as otherwise provided for in this Agreement, add any Liens on any additional Property granted under the Second Lien Security Documents or the Third Lien Security Documents, unless such additional Property is added as Priority Lien Collateral under the Priority Lien Documents, (iii) confer any additional rights on the Second Lien Collateral Trustee, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party in a manner adverse to the Priority Lien Secured Parties, or (iv) contravene the provisions of this Agreement or the Priority Lien Documents.

(b) Prior to the Discharge of Second Lien Obligations, without the prior written consent of the Second Lien Collateral Trustee, no Third Lien Document may be amended, supplemented, restated, amended and restated or otherwise modified and/or refinanced or entered into to the extent such amendment, supplement, restatement or modification and/or refinancing, or the terms of any new Third Lien Document, as applicable, would (i) adversely affect the lien priority rights of the Second Lien Secured Parties or the rights of the Second Lien Secured Parties to receive payments owing pursuant to the Second Lien Documents, (ii) except as otherwise provided for in this Agreement, add any Liens on any additional Property granted under the Third Lien Security Documents, unless such additional Property is added as Second Lien Collateral under the Second Lien Documents, (iii) confer any additional rights on the Third Lien Collateral Trustee or any other Third Lien Secured Party in a manner adverse to the Second Lien Secured Parties, or (iv) contravene the provisions of this Agreement or the Second Lien Documents.

Section 4.06 Legends. Each of

(a) the Priority Lien Agent acknowledges with respect to the Priority Credit Agreement and the Priority Lien Security Documents,

(b) the Second Lien Collateral Trustee acknowledges with respect to (i) the Second Lien Indenture and the Indenture Second Lien Security Documents, and (ii) the Additional Second Lien Debt Facility and the Additional Second Lien Security Documents, if any, and

(c) the Third Lien Collateral Trustee acknowledges with respect to (i) the Initial Third Lien Debt Facility and the Initial Third Lien Security Documents, if any, and (ii) the Additional Third Lien Debt Facility and the Additional Third Lien Security Documents, if any, that the Second Lien Indenture, the Initial Third Lien Debt Facility (if any), the Additional Second Lien Debt Facility (if any), the Additional Third Lien Debt Facility (if any), the Second Lien Documents (other than control agreements to which both the Priority Lien Agent and the Second Lien Collateral Trustee are parties), the Third Lien Documents (other than control agreements to which the Priority Lien Agent or the Second Lien Collateral Trustee, as applicable, and the Third Lien Collateral Trustee are parties) and each associated Security Document (other than control agreements to which both the Priority Lien Agent and the Second Lien Collateral Trustee are parties or, in the case of Third Lien Security Documents, other than control agreements to which the Priority Lien Agent or the Second Lien Collateral Trustee, as applicable, and the Third Lien Collateral Trustee are parties) granting any security interest in the Collateral will contain the appropriate legend set forth on Annex I.

Section 4.07 Second Lien Secured Parties and Third Lien Secured Parties Rights as Unsecured Creditors; Judgment Lien Creditor. Subject in each case to the waivers and consents granted by the Second Lien Secured Parties and Third Lien Secured Parties, respectively, under this Agreement, and the other terms and conditions of this Agreement, both before and during an Insolvency or Liquidation Proceeding, any of the Second Lien Secured Parties and the Third Lien Secured Parties may take any actions and exercise any and all rights that would be available to a holder of unsecured claims; provided, for the avoidance of doubt, that the Second Lien Secured Parties and the Third Lien Secured Parties may not take any of the actions prohibited by Section 3.05(a) or Section 4.02 or any other provisions in this Agreement; provided, further, that in the event that any of the Second Lien Collateral Trustee, any Second Lien Secured Parties, the Third Lien Collateral Trustee or any Third Lien Secured Parties becomes a judgment lien creditor in respect of any Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Second Lien Obligations or the Third Lien Obligations, as applicable, such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Priority Lien Obligations and the Second Lien Obligations, as applicable) as the Second Liens and Third Liens, as applicable, are subject to this Agreement.

Section 4.08 Postponement of Subrogation. (a) Each of the Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, hereby agrees that no payment or distribution to any Priority Lien Secured Party pursuant to the provisions of this Agreement shall entitle the Second Lien Collateral Trustee, any Second Lien Secured Party, the Third Lien Collateral Trustee or any Third Lien Secured Party to exercise any rights of subrogation in respect thereof until, in the case of the Second Lien Collateral Trustee or the other Second Lien Secured Parties, the Discharge of Priority Lien Obligations, and in the case of the Third Lien Collateral Trustee or the other Third Lien Secured Parties, the Discharge of Priority Lien Obligations and Discharge of Second Lien Obligations shall each have occurred. Following the Discharge of Priority Lien Obligations, but subject to the reinstatement as provided in Section 4.03, each Priority Lien Secured Party will execute such documents, agreements, and instruments as any Second Lien Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the Priority Lien Obligations resulting from payments or distributions to such Priority Lien Secured Party by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by such Priority Lien Secured Party are paid by such Person upon request for payment thereof.

(b) Following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that no payment or distribution to any Second Lien Secured Party pursuant to the provisions of this Agreement shall entitle any Third Lien Secured Party to exercise any rights of subrogation in respect thereof. Following the Discharge of Second Lien Obligations, but subject to the reinstatement as provided in Section 4.03, each Second Lien Secured Party will execute such documents, agreements, and instruments as any Third Lien Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the Second Lien Obligations resulting from payments or distributions to such Second Lien Secured Party by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by such Second Lien Secured Party are paid by such Person upon request for payment thereof.

Section 4.09 Acknowledgment by the Secured Debt Representatives. Each of the Priority Lien Agent, for itself and on behalf of the other Priority Lien Secured Parties, the Second Lien Collateral Trustee, for itself and on behalf of the other Second Lien Secured Parties, and the Third Lien Collateral Trustee, for itself and on behalf of the other Third Lien Secured Parties, hereby acknowledges that this Agreement is a material inducement to enter into a business relationship, that each has relied on this Agreement to enter into the Priority Credit Agreement, the Second Lien Indenture and the Third Lien Indenture, as applicable, and all documentation related thereto, and that each will continue to rely on this Agreement in their related future dealings.

ARTICLE V
GRATUITOUS BAILMENT FOR PERFECTION OF CERTAIN SECURITY INTERESTS

Section 5.01 General. (a) Prior to the Discharge of Priority Lien Obligations, the Priority Lien Agent agrees that if it shall at any time hold a Priority Lien on any Collateral that can be perfected by the possession or control of such Collateral or of any Account in which such Collateral is held, and if such Collateral or any such Account is in fact in the possession or under the control of the Priority Lien Agent, the Priority Lien Agent will serve as gratuitous bailee for (i) the Second Lien Collateral Trustee for the sole purpose of perfecting the Second Lien of the Second Lien Collateral Trustee on such Collateral and (ii) the Third Lien Collateral Trustee for the sole purpose of perfecting the Third Lien of the Third Lien Collateral Trustee on such Collateral. It is agreed that the obligations of the Priority Lien Agent and the rights of the Second Lien Collateral Trustee, the other Second Lien Secured Parties, the Third Lien Collateral Trustee and the other Third Lien Secured Parties in connection with any such bailment arrangement will be in all respects subject to the provisions of Article II. Notwithstanding anything to the contrary herein, the Priority Lien Agent will be deemed to make no representation as to the adequacy of the steps taken by it to perfect the Second Lien or Third Lien on any such Collateral and shall have no responsibility, duty, obligation or liability to the Second Lien Collateral Trustee, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party or any other Person for such perfection or failure to perfect, it being understood that the sole purpose of this Article is to enable the Second Lien Secured Parties to obtain a perfected Second Lien and the Third Lien Secured Parties to obtain a perfected Third Lien in such Collateral to the extent, if any, that such perfection results from the possession or control of such Collateral or any such Account by the Priority Lien Agent. The Priority Lien Agent acting pursuant to this Section 5.01 shall not have by reason of the Priority Lien Security Documents, the Second Lien Security Documents, the Third Lien Security Documents, this Agreement or any other document or theory, a fiduciary relationship in respect of any Priority Lien Secured Party, the Second Lien Collateral Trustee, any Second Lien Secured Party, the Third Lien Collateral Trustee or any Third Lien Secured Party. Subject to Section 4.03, from and after the Discharge of Priority Lien Obligations, the Priority Lien Agent shall take all such actions in its power as shall reasonably be requested by the Second Lien Collateral Trustee (at the sole cost and expense of the Grantors) to transfer possession or control of such Collateral or any such Account (in each case to the extent the Second Lien Collateral Trustee has a Lien on such Collateral or Account after giving effect to any prior or concurrent releases of Liens) to the Second Lien Collateral Trustee for the benefit of all Second Lien Secured Parties.

(b) Following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, the Second Lien Collateral Trustee agrees that if it shall at any time hold a Second Lien on any Collateral that can be perfected by the possession or control of such Collateral or of any Account in which such Collateral is held, and if such Collateral or any such Account is in fact in the possession or under the control of the Second Lien Collateral Trustee, the Second Lien Collateral Trustee will serve as gratuitous bailee for the Third Lien Collateral Trustee for the sole purpose of perfecting the Third Lien of the Third Lien Collateral Trustee on such Collateral. It is agreed that the obligations of the Second Lien Collateral Trustee and the rights of the Third Lien Collateral Trustee and the other Third Lien Secured Parties in connection with any such bailment arrangement will be in all respects subject to the provisions of Article II. Notwithstanding anything to the contrary herein, the Second Lien Collateral Trustee will be deemed to make no representation as to the adequacy of the steps taken by it to perfect the Third Lien on any such Collateral and shall have no responsibility, duty, obligation or liability to the Third Lien Collateral Trustee or any other Third Lien Secured Party or any other Person for such perfection or failure to perfect, it being understood that the sole purpose of this Article is to enable the Third Lien Secured Parties to obtain a perfected Third Lien in such Collateral to the extent, if any, that such perfection results from the possession or control of such Collateral or any such Account by the Second Lien Collateral Trustee. The Second Lien Collateral Trustee acting pursuant to this Section 5.01 shall not have by reason of the Second Lien Security Documents, the Third Lien Security Documents, this Agreement or any other document or theory, a fiduciary relationship in respect of any Second Lien Secured Party, the Third Lien Collateral Trustee or any Third Lien Secured Party. Subject to Section 4.03, from and after the Discharge of Second Lien Obligations, the Second Lien Collateral Trustee shall take all such actions in its power as shall reasonably be requested by the Third Lien Collateral Trustee (at the sole cost and expense of the Grantors) to transfer possession or control of such Collateral or any such Account (in each case to the extent the Third Lien Collateral Trustee has a Lien on such Collateral or Account after giving effect to any prior or concurrent releases of Liens) to the Third Lien Collateral Trustee for the benefit of all Third Lien Secured Parties.

Section 5.02 Deposit Accounts. (a) Prior to the Discharge of Priority Lien Obligations, to the extent that any Account is under the control of the Priority Lien Agent at any time, the Priority Lien Agent will act as gratuitous bailee for (i) the Second Lien Collateral Trustee for the purpose of perfecting the Liens of the Second Lien Secured Parties and (ii) the Third Lien Collateral Trustee for the purpose of perfecting the Liens of the Third Lien Secured Parties in such Accounts and the cash and other assets therein as provided in Section 3.01 (but will have no duty, responsibility or obligation to the Second Lien Secured Parties or the Third Lien Secured Parties (including, without limitation, any duty, responsibility or obligation as to the maintenance of such control, the effect of such arrangement or the establishment of such perfection) except as set forth in the last sentence of this Section 5.02(a)). Unless the Second Liens on such Collateral shall have been or concurrently are released, after the occurrence of the Discharge of Priority Lien Obligations, the Priority Lien Agent shall, at the request of the Second Lien Collateral Trustee, cooperate with the Grantors and the Second Lien Collateral Trustee (at the expense of the Grantors) in permitting control of any Accounts to be transferred (including by making such Accounts subject to new account control agreements) substantially concurrently with the occurrence of the Discharge of Priority Lien Obligations (but, in any event, by no later than sixty (60) days after the Discharge of Priority Lien Obligations) to the Second Lien Collateral Trustee (or for other arrangements with respect to each such Accounts satisfactory to the Second Lien Collateral Trustee to be made).

(b) Following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, to the extent that any Account is under the control of the Second Lien Collateral Trustee at any time, the Second Lien Collateral Trustee will act as gratuitous bailee for the Third Lien Collateral Trustee for the purpose of perfecting the Liens of the Third Lien Secured Parties in such Accounts and the cash and other assets therein as provided in Section 3.01 (but will have no duty, responsibility or obligation to the Third Lien Secured Parties (including, without limitation, any duty, responsibility or obligation as to the maintenance of such control, the effect of such arrangement or the establishment of such perfection) except as set forth in the last sentence of this Section 5.02(b)). Unless the Third Liens on such Collateral shall have been or concurrently are released, after the occurrence of Discharge of Second Lien Obligations, the Second Lien Collateral Trustee shall, at the request of the Third Lien Collateral Trustee, cooperate with the Grantors and the Third Lien Collateral Trustee (at the expense of the Grantors) in permitting control of any Accounts to be transferred (including by making such Accounts subject to new account control agreements) substantially concurrently with the occurrence of the Discharge of Second Lien Obligations (but, in any event, by no later than sixty (60) days after the Discharge of Second Lien Obligations) to the Third Lien Collateral Trustee (or for other arrangements with respect to each such Accounts satisfactory to the Third Lien Collateral Trustee to be made).

ARTICLE VI
APPLICATION OF PROCEEDS; DETERMINATION OF AMOUNTS

Section 6.01 Application of Proceeds. (a) Prior to the Discharge of Priority Lien Obligations, and regardless of whether an Insolvency or Liquidation Proceeding has been commenced, Collateral or proceeds received in connection with the enforcement or exercise of any rights or remedies with respect to any portion of the Collateral will be applied:

(i) first, to the payment in full in cash of all Priority Lien Obligations that are not Excess Priority Lien Obligations until Discharge of Priority Lien Obligations (other than Excess Priority Lien Obligations) has occurred,

(ii) second, to the payment in full in cash of all Second Lien Obligations until Discharge of Second Lien Obligations has occurred,

(iii) third, to the payment in full in cash of all Third Lien Obligations until Discharge of Third Lien Obligations has occurred,

(iv) fourth, to the payment in full in cash of all Excess Priority Lien Obligations until Discharge of Priority Lien Obligations (including Excess Priority Lien Obligations) has occurred, and

(v) fifth, to Gulfport or as otherwise required by applicable law.

(b) Following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, and regardless of whether an Insolvency or Liquidation Proceeding has been commenced, Collateral or proceeds received in connection with the enforcement or exercise of any rights or remedies with respect to any portion of the Collateral will be applied:

(i) first, to the payment in full of all Second Lien Obligations until Discharge of Second Lien Obligations has occurred,

(ii) second, to the payment in full of all Third Lien Obligations until Discharge of Third Lien Obligations has occurred, and

(iii) third, to Gulfport or as otherwise required by applicable law.

Section 6.02 Determination of Amounts. Whenever a Secured Debt Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any Priority Lien Obligations, Second Lien Obligations or Third Lien Obligations (or the existence of any commitment to extend credit that would constitute Priority Lien Obligations, Second Lien Obligations or Third Lien Obligations), or the existence of any Lien securing any such obligations, or the Collateral subject to any such Lien, it may request that such information be furnished to it in writing by the other Secured Debt Representatives and shall be entitled to make such determination on the basis of the information so furnished; provided, however, that if a Secured Debt Representative shall fail or refuse reasonably promptly to provide the requested information, the requesting Secured Debt Representative shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of Gulfport. Each Secured Debt Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to Gulfport, any other Grantor or any of their subsidiaries, any Secured Party or any other Person as a result of such determination.

ARTICLE VII
NO RELIANCE; NO LIABILITY; OBLIGATIONS ABSOLUTE;
CONSENT OF GRANTORS; ETC.

Section 7.01 No Reliance; Information. The Priority Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties shall have no duty to disclose to any Third Lien Secured Party, Second Lien Secured Party or to any Priority Lien Secured Party, as the case may be, any information relating to Gulfport or any of the other Grantors or any of their subsidiaries, or any other circumstance bearing upon the risk of non-payment of any of the Priority Lien Obligations, the Second Lien Obligations or the Third Lien Obligations, as the case may be, that is known or becomes known to any of them or any of their Affiliates. In the event any Priority Lien Secured Party, any Second Lien Secured Party or any Third Lien Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to, any Third Lien Secured Party, any Second Lien Secured Party or any Priority Lien Secured Party, as the case may be, it shall be under no obligation (a) to make, and shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of the information so provided, (b) to provide any additional information or to provide any such information on any subsequent occasion or (c) to undertake any investigation.

Section 7.02 No Warranties or Liability.

(a) The Priority Lien Agent, for itself and on behalf of the other Priority Lien Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article VIII, (i) neither the Second Lien Collateral Trustee nor any other Second Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Second Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon and (ii) neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Third Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon.

(b) The Second Lien Collateral Trustee, for itself and on behalf of the other Second Lien Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article VIII, (i) neither the Priority Lien Agent nor any other Priority Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Priority Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon and (ii) neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Third Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon.

(c) The Third Lien Collateral Trustee, for itself and on behalf of the other Third Lien Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article VIII, (i) neither the Priority Lien Agent nor any other Priority Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Priority Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon and (ii) neither the Second Lien Collateral Trustee nor any other Second Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Second Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon.

(d) The Priority Lien Agent and the other Priority Lien Secured Parties shall have no express or implied duty to the Second Lien Collateral Trustee, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party, the Second Lien Collateral Trustee and the other Second Lien Secured Parties shall have no express or implied duty to the Priority Lien Agent, any other Priority Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party, and the Third Lien Collateral Trustee shall have no express or implied duty to the Priority Lien Agent, any other Priority Lien Secured Party, the Second Lien Collateral Trustee or any other Second Lien Secured Party, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of a default or an event of default under any Priority Lien Document, any Second Lien Document and any Third Lien Document (other than, in each case, this Agreement), regardless of any knowledge thereof which they may have or be charged with.

(e) Each of the Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, hereby waives any claim that may be had against the Priority Lien Agent or any other Priority Lien Secured Party arising out of any actions which the Priority Lien Agent or such Priority Lien Secured Party takes or omits to take (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any Collateral, and actions with respect to the collection of any claim for all or only part of the Priority Lien Obligations from any account debtor, guarantor or any other party) in accordance with this Agreement and the Priority Lien Documents or the valuation, use, protection or release of any security for such Priority Lien Obligations. The Third Lien Collateral Trustee, for itself and on behalf each other Third Lien Secured Party, hereby waives any claim that may be had against the Second Lien Collateral Trustee or any other Second Lien Secured Party arising out of any actions which the Second Lien Collateral Trustee or such Second Lien Secured Party takes or omits to take following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any Collateral, and actions with respect to the collection of any claim for all or only part of the Second Lien Obligations from any account debtor, guarantor or any other party) in accordance with this Agreement and the Second Lien Documents or the valuation, use, protection or release of any security for such Second Lien Obligations.

Section 7.03 Obligations Absolute. The Lien priorities provided for herein and the respective rights, interests, agreements and obligations hereunder of the Priority Lien Agent and the other Priority Lien Secured Parties, the Second Lien Collateral Trustee and the other Second Lien Secured Parties, and the Third Lien Collateral Trustee and the other Third Lien Secured Parties shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Secured Debt Document;

(b) any change in the time, place or manner of payment of, or in any other term of (including the Replacing of), all or any portion of the Priority Lien Obligations, the Second Lien Obligations or the Third Lien Obligations, it being specifically acknowledged that, in the case of the Priority Lien Obligations, a portion of the Priority Lien Obligations consists or may consist of Indebtedness that is revolving in nature, and the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed;

(c) any amendment, waiver or other modification, whether by course of conduct or otherwise, of any Secured Debt Document;

(d) the securing of any Priority Lien Obligations, Second Lien Obligations or Third Lien Obligations with any additional collateral or guarantees, or any exchange, release, voiding, avoidance or non-perfection of any security interest in any Collateral or any other collateral or any release of any guarantee securing any Priority Lien Obligations, Second Lien Obligations or Third Lien Obligations;

(e) the commencement of any Insolvency or Liquidation Proceeding in respect of Gulfport or any other Grantor or any of their subsidiaries; or

(f) any other circumstances that otherwise might constitute a defense available to, or a discharge of, Gulfport or any other Grantor in respect of the Priority Lien Obligations, the Second Lien Obligations or the Third Lien Obligations.

Section 7.04 Grantors Consent. Each Grantor hereby consents to the provisions of this Agreement and the intercreditor arrangements provided for herein and agrees that the obligations of the Grantors under the Secured Debt Documents will in no way be diminished or otherwise affected by such provisions or arrangements (except as expressly provided herein).

ARTICLE VIII
REPRESENTATIONS AND WARRANTIES

Section 8.01 Representations and Warranties of Each Party. Each party hereto represents and warrants to the other parties hereto as follows:

(a) Such party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to enter into and perform its obligations under this Agreement.

(b) This Agreement constitutes a legal, valid and binding obligation of such party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c) This Agreement has been duly executed and delivered by such party.

(d) The execution, delivery and performance by such party of this Agreement (i) do not require any consent or approval of, registration or filing with or any other action by any Governmental Authority of which the failure to obtain could reasonably be expected to have a Material Adverse Effect, (ii) will not violate any applicable law or regulation or any order of any Governmental Authority or any indenture, agreement or other instrument binding upon such party which could reasonably be expected to have a Material Adverse Effect and (iii) will not violate the charter, by-laws or other organizational documents of such party.

Section 8.02 Representations and Warranties of Each Representative. Each of the Priority Lien Agent, the Second Lien Collateral Trustee and the Third Lien Collateral Trustee represents and warrants to the other parties hereto that it is authorized under the Priority Credit Agreement, the Second Lien Collateral Trust Agreement and the Third Lien Collateral Trust Agreement, as the case may be, to enter into this Agreement.

ARTICLE IX
MISCELLANEOUS

Section 9.01 Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(a) if to the Original Priority Lien Agent, to it at:

The Bank of Nova Scotia

711 Louisiana, Suite 1400

Houston, Texas 77002

Attention: Mr. Ryan Knape

Telephone: 713-759-3463

Electronic Mail: ryan.knape@scotiabank.com

(b) if to the Original Second Lien Collateral Trustee, to it at:

[  ]

(c) if to any other Secured Debt Representative, to such address as specified in the Priority Confirmation Joinder.

Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by telecopy or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.01. As agreed to in writing among Gulfport, the Priority Lien Agent, the Second Lien Collateral Trustee and the Third Lien Collateral Trustee from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.

Section 9.02 Waivers; Amendment. (a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 9.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be terminated, waived, amended or modified except pursuant to an agreement or agreements in writing entered into by each Secured Debt Representative; provided, however, that this Agreement may be amended from time to time as provided in Section 4.04. Any amendment of this Agreement that is proposed to be effected without the consent of a Secured Debt Representative as permitted by the proviso to the preceding sentence shall be submitted to such Secured Debt Representative for its review at least 5 Business Days prior to the proposed effectiveness of such amendment.

(c) Notwithstanding anything else to the contrary herein, neither this Agreement nor any provision hereof may be terminated, waived, amended or modified without the prior written consent of the Company if such termination, waiver, amendment or modification would be adverse to the rights, interests or obligations of the Parent, the Company or its subsidiaries party hereto.

Section 9.03 Actions Upon Breach; Specific Performance. (a) (i) Prior to the Discharge of Priority Lien Obligations, if any Second Lien Secured Party or Third Lien Secured Party, contrary to this Agreement, commences or participates in any action or proceeding against any Grantor or the Collateral, such Grantor, with the prior written consent of the Priority Lien Agent, may interpose as a defense or dilatory plea the making of this Agreement, and any Priority Lien Secured Party may intervene and interpose such defense or plea in its or their name or in the name of such Grantor and (ii) following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, if any Third Lien Secured Party, contrary to this Agreement, commences or participates in any action or proceeding against any Grantor or the Collateral, such Grantor, with the prior written consent of the Second Lien Collateral Trustee, may interpose as a defense or dilatory plea the making of this Agreement, and any Second Lien Secured Party may intervene and interpose such defense or plea in its or their name or in the name of such Grantor.

(b) (i) Prior to the Discharge of Priority Lien Obligations, should any Second Lien Secured Party or Third Lien Secured Party, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to the Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement), or take any other action in violation of this Agreement or fail to take any action required by this Agreement, the Priority Lien Agent or any other Priority Lien Secured Party (in its own name or in the name of the relevant Grantor) or the relevant Grantor, with the prior written consent of the Priority Lien Agent, (A) may obtain relief against such Second Lien Secured Party or Third Lien Secured Party, as applicable, by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by each of the Second Lien Collateral Trustee on behalf of each Second Lien Secured Party and the Third Lien Collateral Trustee on behalf of each Third Lien Secured Party that (I) the Priority Lien Secured Parties’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (II) each Second Lien Secured Party and Third Lien Secured Party waives any defense that the Grantors and/or the Priority Lien Secured Parties cannot demonstrate damage and/or be made whole by the awarding of damages, and (B) shall be entitled to damages, as well as reimbursement for all reasonable and documented costs and expenses incurred in connection with any action to enforce the provisions of this Agreement and (ii) following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, should any Third Lien Secured Party, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to the Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement), or take any other action in violation of this Agreement or fail to take any action required by this Agreement, the Second Lien Collateral Trustee or any other Second Lien Secured Party (in its own name or in the name of the relevant Grantor) or the relevant Grantor, with the prior written consent of the Second Lien Collateral Trustee, (A) may obtain relief against such Third Lien Secured Party by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by the Third Lien Collateral Trustee on behalf of each Third Lien Secured Party that (I) the Second Lien Secured Parties’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (II) each Third Lien Secured Party waives any defense that the Grantors and/or the Second Lien Secured Parties cannot demonstrate damage and/or be made whole by the awarding of damages, and (B) shall be entitled to damages, as well as reimbursement for all reasonable and documented costs and expenses incurred in connection with any action to enforce the provisions of this Agreement.

Section 9.04 Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.

Section 9.05 Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

Section 9.06 Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission (e.g. .pdf) shall be as effective as delivery of a manually signed counterpart of this Agreement.

Section 9.07 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 9.08 Governing Law; Jurisdiction; Consent to Service of Process. (a) THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATION LAW).

(b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

(c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section 9.08. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 9.09 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 9.10 Headings. Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 9.11 Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any Secured Debt Documents, the provisions of this Agreement shall control; provided, however, that if any of the provisions of the Second Lien Security Documents or Third Lien Security Documents limit, qualify or conflict with the duties imposed by the provisions of the TIA (if any), in each case, to the extent that the TIA is applicable, the TIA shall control.

Section 9.12 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the distinct and separate relative rights of the Priority Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties. None of Gulfport, any other Grantor or any other creditor thereof shall have any rights or obligations hereunder, except as expressly provided in this Agreement (provided that nothing in this Agreement (other than Sections 4.01, 4.02, 4.04, or 4.05) is intended to or will amend, waive or otherwise modify the provisions of the Priority Credit Agreement, the Second Lien Indenture or the Third Lien Indenture, as applicable), and except as expressly provided in this Agreement neither Gulfport nor any other Grantor may rely on the terms hereof (other than Sections 4.01, 4.02, 4.04, or 4.05, Article VII and Article IX). Nothing in this Agreement is intended to or shall impair the obligations of Gulfport or any other Grantor, which are absolute and unconditional, to pay the Obligations under the Secured Debt Documents as and when the same shall become due and payable in accordance with their terms. Notwithstanding anything to the contrary herein or in any Secured Debt Document, the Grantors shall not be required to act or refrain from acting pursuant to this Agreement, any Priority Lien Document, any Second Lien Document or any Third Lien Document with respect to any Collateral in any manner that would cause a default under any Priority Lien Document.

Section 9.13 Certain Terms Concerning the Second Lien Collateral Trustee and the Third Lien Collateral Trustee. (a) The Second Lien Collateral Trustee is executing and delivering this Agreement solely in its capacity as such and pursuant to direction set forth in the Second Lien Collateral Trust Agreement; and in so doing, the Second Lien Collateral Trustee shall not be responsible for the terms or sufficiency of this Agreement for any purpose. The Second Lien Collateral Trustee shall have no duties or obligations under or pursuant to this Agreement other than such duties and obligations as may be expressly set forth in this Agreement as duties and obligations on its part to be performed or observed. In entering into this Agreement, or in taking (or forbearing from) any action under or pursuant to the Agreement, the Second Lien Collateral Trustee shall have and be protected by all of the rights, immunities, indemnities and other protections granted to it under the Second Lien Indenture and the other Second Lien Documents (including without limitation Article 5 and Section 7.8 of the Second Lien Collateral Trust Agreement).

(b) The Third Lien Collateral Trustee is executing and delivering this Agreement solely in its capacity as such and pursuant to direction set forth in the Third Lien Collateral Trust Agreement; and in so doing, the Third Lien Collateral Trustee shall not be responsible for the terms or sufficiency of this Agreement for any purpose. The Third Lien Collateral Trustee shall have no duties or obligations under or pursuant to this Agreement other than such duties and obligations as may be expressly set forth in this Agreement as duties and obligations on its part to be performed or observed. In entering into this Agreement, or in taking (or forbearing from) any action under or pursuant to the Agreement, the Third Lien Collateral Trustee shall have and be protected by all of the rights, immunities, indemnities and other protections granted to it under any Third Lien Indenture and the Third Lien Documents.

Section 9.14 Certain Terms Concerning the Priority Lien Agent, the Second Lien Collateral Trustee and the Third Lien Collateral Trustee. None of the Priority Lien Agent, the Second Lien Collateral Trustee or the Third Lien Collateral Trustee shall have any liability or responsibility for the actions or omissions of any other Secured Party, or for any other Secured Party’s compliance with (or failure to comply with) the terms of this Agreement. None of the Priority Lien Agent, the Second Lien Collateral Trustee or the Third Lien Collateral Trustee shall have individual liability to any Person if it shall mistakenly pay over or distribute to any Secured Party (or Gulfport) any amounts in violation of the terms of this Agreement, so long as the Priority Lien Agent, the Second Lien Collateral Trustee or the Third Lien Collateral Trustee, as the case may be, is acting in good faith. Each party hereto hereby acknowledges and agrees that each of the Priority Lien Agent, the Second Lien Collateral Trustee and the Third Lien Collateral Trustee is entering into this Agreement solely in its capacity under the Priority Lien Documents, the Second Lien Documents and the Third Lien Documents, respectively, and not in its individual capacity. (a) The Priority Lien Agent shall not be deemed to owe any fiduciary duty to (i) the Second Lien Collateral Trustee or any other Second Lien Representative or any other Second Lien Secured Party or (ii) the Third Lien Collateral Trustee or any other Third Lien Representative or any other Third Lien Secured Party; (b) the Second Lien Collateral Trustee shall not be deemed to owe any fiduciary duty to (i) the Priority Lien Agent or any other Priority Lien Secured Party or (ii) the Third Lien Collateral Trustee or any other Third Lien Representative or any other Third Lien Secured Party; and (c) the Third Lien Collateral Trustee shall not be deemed to owe any fiduciary duty to (i) the Priority Lien Agent or any other Priority Lien Secured Party or (ii) the Second Lien Collateral Trustee or any other Second Lien Representative or any other Second Lien Secured Party.

Section 9.15 Authorization of Secured Agents. By accepting the benefits of this Agreement and the other Priority Lien Security Documents, each Priority Lien Secured Party authorizes the Priority Lien Agent to enter into this Agreement and to act on its behalf as collateral agent hereunder and in connection herewith. By accepting the benefits of this Agreement and the other Second Lien Security Documents, each Second Lien Secured Party authorizes the Second Lien Collateral Trustee to enter into this Agreement and to act on its behalf as collateral agent hereunder and in connection herewith. By accepting the benefits of this Agreement and the other Third Lien Security Documents, each Third Lien Secured Party authorizes the Third Lien Collateral Trustee to enter into this Agreement and to act on its behalf as collateral agent hereunder and in connection herewith.

Section 9.16 Further Assurances. Each of the Priority Lien Agent, for itself and on behalf of the other Priority Lien Secured Party, the Second Lien Collateral Trustee, for itself and on behalf of the other Second Lien Secured Parties, the Third Lien Collateral Trustee, for itself and on behalf of the other Third Lien Secured Parties, and each Grantor party hereto, for itself and on behalf of its subsidiaries, agrees that it will execute, or will cause to be executed, any and all further documents, agreements and instruments, and take all such further actions, as may be required under any applicable law, or which the Priority Lien Agent, the Second Lien Collateral Trustee or the Third Lien Collateral Trustee may reasonably request, to effectuate the terms of this Agreement, including the relative Lien priorities provided for herein.

Section 9.17 Relationship of Secured Parties. Nothing set forth herein shall create or evidence a joint venture, partnership or an agency or fiduciary relationship among the Secured Parties. None of the Secured Parties nor any of their respective directors, officers, agents or employees shall be responsible to any other Secured Party or to any other Person for any Grantor’s solvency, financial condition or ability to repay the Priority Lien Obligations, the Second Lien Obligations or the Third Lien Obligations, or for statements of any Grantor, oral or written, or for the validity, sufficiency or enforceability of the Priority Lien Documents, the Second Lien Documents or the Third Lien Documents, or any security interests granted by any Grantor to any Secured Party in connection therewith. Each Secured Party has entered into its respective financing agreements with the Grantors based upon its own independent investigation, and none of the Priority Lien Agent, the Second Lien Collateral Trustee or the Third Lien Collateral Trustee makes any warranty or representation to the other Secured Debt Representatives or the Secured Parties for which it acts as agent nor does it rely upon any representation of the other agents or the Secured Parties for which it acts as agent with respect to matters identified or referred to in this Agreement.

Section 9.18 Third Lien Provisions. Notwithstanding any of the foregoing provisions, until such time as the Third Lien Collateral Trustee has, pursuant to the terms hereof (including but not limited to Section 4.04(c)), entered into, and, for itself and on behalf of the Third Lien Secured Parties, agreed to be bound by the terms of, this Agreement and executed a Priority Joinder Confirmation, the provisions of this Agreement relating to the Third Lien Obligations (including, but not limited to, the definitions of “Additional Third Lien Debt Facility”, “Additional Third Lien Documents”, “Additional Third Lien Obligations”, “Additional Third Lien Secured Parties”, “Additional Third Lien Security Documents”, “Third Lien”, “Third Lien Collateral”, “Third Lien Collateral Trust Agreement”, “Third Lien Collateral Trustee”, “Third Lien Debt”, “Third Lien Documents”, “Third Lien First Standstill Period”, “Third Lien Indenture”, “Third Lien Indenture Notes”, “Third Lien Obligations”, “Third Lien Representative”, “Third Lien Second Standstill Period”, “Third Lien Secured Parties”, “Third Lien Security Documents” and “Third Lien Substitute Facility” and provisions regarding priority, enforcement actions, Standstill Periods, release of Liens, Insolvency or Liquidation Proceedings, reinstatement, amendments to Third Lien Documents and application of proceeds) shall not be operative.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

THE BANK OF NOVA SCOTIA, as Priority Lien Agent

By:
Name:
Title:

Signature Page
Intercreditor Agreement – Gulfport Energy Corporation

[ ], as Second Lien Collateral Trustee

By:
Name:
Title:

Signature Page
Intercreditor Agreement – Gulfport Energy Corporation

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

GULFPORT ENERGY CORPORATION

By:
Name:	[ ]
Title:	[ ]

[OTHER GRANTORS]

By:
Name:	[ ]
Title:	[ ]

Signature Page
Intercreditor Agreement – Gulfport Energy Corporation

ANNEX I

Provision for the Second Lien Indenture, any Additional Second Lien Debt Facility, the Second Lien Documents, the Initial Third Lien Debt Facility, any Additional Third Lien Debt Facility and the Third Lien Documents

Reference is made to the Intercreditor Agreement, dated as of [  ], 2020, between THE BANK OF NOVA SCOTIA, as Priority Lien Agent (as defined therein), and [  ], as Second Lien Collateral Trustee (as defined therein) ([as amended, supplemented, amended and restated or otherwise modified and in effect from time to time,] the “Intercreditor Agreement”). Each holder of [any Additional Second Lien Obligations][Initial Third Lien Obligations][Additional Third Lien Obligations], by its acceptance of such [Additional Second Lien Obligations][Initial Third Lien Obligations][Additional Third Lien Obligations] i) consents to the subordination of Liens provided for in the Intercreditor Agreement, ii) agrees that it will be bound by, and will take no actions contrary to, the provisions of the Intercreditor Agreement and iii) authorizes and instructs the [Second/Third] Lien Collateral Trustee on behalf of each [Second/Third] Lien Secured Party (as defined therein) to enter into the Intercreditor Agreement as [Second/Third] Lien Collateral Trustee on behalf of such [Second/Third] Lien Secured Parties. The foregoing provisions are intended as an inducement to the lenders under the Priority Credit Agreement to extend credit to Gulfport and such lenders are intended third party beneficiaries of such provisions and the provisions of the Intercreditor Agreement.

Provision for all Priority Lien Security Documents, Indenture Second Lien Security Documents, any Additional Second Lien Security Documents, the Initial Third Lien Security Documents and the Additional Third Lien Security Documents that Grant a Security Interest in Collateral

Reference is made to the Intercreditor Agreement, dated as of [  ], 2020, between THE BANK OF NOVA SCOTIA, as Priority Lien Agent (as defined therein), and [  ], as Second Lien Collateral Trustee (as defined therein) ([as amended, supplemented, amended and restated or otherwise modified and in effect from time to time,] the “Intercreditor Agreement”). Each Person that is secured hereunder, by accepting the benefits of the security provided hereby, [(i) consents (or is deemed to consent), to the subordination of Liens provided for in the Intercreditor Agreement,]1 [(i)][(ii)] agrees (or is deemed to agree) that it will be bound by, and will take no actions contrary to, the provisions of the Intercreditor Agreement, [(ii)][(iii)] authorizes (or is deemed to authorize) the [Priority Lien Agent] [Second Lien Collateral Trustee] [Third Lien Collateral Trustee] on behalf of such Person to enter into, and perform under, the Intercreditor Agreement and [(iii)][(iv)] acknowledges (or is deemed to acknowledge) that a copy of the Intercreditor Agreement was delivered, or made available, to such Person.

Notwithstanding any other provision contained herein, this Agreement, the Liens created hereby and the rights, remedies, duties and obligations provided for herein are subject in all respects to the provisions of the Intercreditor Agreement and, to the extent provided therein, the applicable Security Documents (as defined in the Intercreditor Agreement). In the event of any conflict or inconsistency between the provisions of this Agreement and the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall control.

[1]	This bracketed language would not apply to the Priority Lien Security Documents.

Annex I - 1

EXHIBIT A
to Intercreditor Agreement

[FORM OF]
PRIORITY CONFIRMATION JOINDER

Reference is made to the Intercreditor Agreement, dated as of [  ], 2020 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Intercreditor Agreement”) between THE BANK OF NOVA SCOTIA, as Priority Lien Agent for the Priority Lien Secured Parties (as defined therein), and [  ], as Second Lien Collateral Trustee for the Second Lien Secured Parties (as defined therein).

Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Intercreditor Agreement. This Priority Confirmation Joinder is being executed and delivered pursuant to Section 4.04 [(a)][(b)][(c)] of the Intercreditor Agreement as a condition precedent to the debt for which the undersigned is acting as representative being entitled to the rights and obligations of being [Additional [Second/Third] Lien Obligations][Initial Third Lien Obligations] under the Intercreditor Agreement.

1. Joinder. The undersigned, [_______________], a [_______________], (the “New Representative”) as [trustee] [collateral trustee] [administrative agent] [collateral agent] under that certain [describe applicable indenture, credit agreement or other document governing the Additional Second Lien Obligations or [Initial/Additional] Third Lien Obligations] hereby:

(a) represents that the New Representative has been authorized to become a party to the Intercreditor Agreement on behalf of the [Priority Lien Secured Parties under a Priority Substitute Credit Facility] [Indenture Second Lien Secured Parties under the Second Lien Substitute Facility] [Additional Second Lien Secured Parties under the Additional Second Lien Debt Facility] [Initial Third Lien Secured Parties under the Initial Third Lien Debt Facility] [Additional Third Lien Secured Parties under the Additional Third Lien Debt Facility] as [a Priority Lien Agent under a Priority Substitute Credit Facility] [a Second Lien Collateral Trustee under a Second Lien Substitute Facility] [a Third Lien Collateral Trustee under a Third Lien Substitute Facility] [Secured Debt Representative] [Second Lien Representative] [Third Lien Representative] under the Intercreditor Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof; and

(b) agrees that its address for receiving notices pursuant to the Intercreditor Agreement shall be as follows:

[Address];

2. Priority Confirmation.

[Option A: to be used if additional debt constitutes Priority Lien Debt] The undersigned New Representative, on behalf of itself and each Priority Lien Secured Party for which the undersigned is acting as [Administrative Agent] hereby agrees, for the benefit of all Secured Parties and each future Secured Debt Representative, and as a condition to being treated as Priority Lien Obligations under the Intercreditor Agreement, that the New Representative is bound by the provisions of the Intercreditor Agreement, including the provisions relating to the ranking of Priority Liens. [or]

Exhibit A - 1

[Option B: to be used if additional debt constitutes a Series of Second Lien Debt] The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Series of Second Lien Debt [that constitutes a Second Lien Substitute Facility] for which the undersigned is acting as [Second Lien Representative][Second Lien Collateral Trustee] hereby agrees, for the benefit of all Secured Parties and each future Secured Debt Representative, and as a condition to being treated as Secured Debt under the Intercreditor Agreement, that:

(a) all Second Lien Obligations will be and are secured equally and ratably by all Second Liens at any time granted by Gulfport or any other Grantor to secure any Obligations in respect of such Series of Second Lien Debt, whether or not upon property otherwise constituting Collateral for such Series of Second Lien Debt, and that all such Second Liens will be enforceable by the Second Lien Collateral Trustee with respect to such Series of Second Lien Debt for the benefit of all Second Lien Secured Parties equally and ratably;

(b) the New Representative and each holder of Obligations in respect of the Series of Second Lien Debt for which the undersigned is acting as [Second Lien Representative] are bound by the provisions of the Intercreditor Agreement, including the provisions relating to the ranking of Priority Liens, Second Liens and Third Liens and the order of application of proceeds from enforcement of Priority Liens, Second Liens and Third Liens; and

(c) the New Representative and each holder of Obligations in respect of the Series of Second Lien Debt for which the undersigned is acting as [Second Lien Representative] appoints the Second Lien Collateral Trustee and consents to the terms of the Intercreditor Agreement and the performance by the Second Lien Collateral Trustee of, and directs the Second Lien Collateral Trustee to perform, its obligations under the Intercreditor Agreement and the Second Lien Collateral Trust Agreement, together with all such powers as are reasonably incidental thereto. [or]

[Option C: to be used if additional debt constitutes a Series of Third Lien Debt] The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Series of Third Lien Debt [that constitutes a Third Lien Substitute Facility] for which the undersigned is acting as [Third Lien Representative][Third Lien Collateral Trustee] hereby agrees, for the benefit of all Secured Parties and each future Secured Debt Representative, and as a condition to being treated as Secured Debt under the Intercreditor Agreement, that:

(a) all Third Lien Obligations will be and are secured equally and ratably by all Third Liens at any time granted by Gulfport or any other Grantor to secure any Obligations in respect of such Series of Third Lien Debt, whether or not upon property otherwise constituting Collateral for such Series of Third Lien Debt, and that all such Third Liens will be enforceable by the Third Lien Collateral Trustee with respect to such Series of Third Lien Debt for the benefit of all Third Lien Secured Parties equally and ratably;

(b) the New Representative and each holder of Obligations in respect of the Series of Third Lien Debt for which the undersigned is acting as [Third Lien Representative] [Third Lien Collateral Trustee] are bound by the provisions of the Intercreditor Agreement, including the provisions relating to the ranking of Priority Liens, Second Liens and Third Liens and the order of application of proceeds from enforcement of Priority Liens, Second Liens and Third Liens; and

[(c)the New Representative and each holder of Obligations in respect of the Series of Third Lien Debt for which the undersigned is acting as [Third Lien Representative] appoints the Third Lien Collateral Trustee and consents to the terms of the Intercreditor Agreement and the performance by the Third Lien Collateral Trustee of, and directs the Third Lien Collateral Trustee to perform, its obligations under the Intercreditor Agreement and the Third Lien Collateral Trust Agreement, together with all such powers as are reasonably incidental thereto.]2

2 Necessary only in the case of an incurrence of Additional Third Lien Obligations.

Exhibit A - 2

3. Full Force and Effect of Intercreditor Agreement. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

4. Governing Law and Miscellaneous Provisions. The provisions of Article IX of the Intercreditor Agreement will apply with like effect to this Priority Confirmation Joinder.

5. Expenses. Gulfport agrees to reimburse each Secured Debt Representative for its reasonable out of pocket expenses in connection with this Priority Confirmation Joinder, including the reasonable fees, other charges and disbursements of counsel.

Exhibit A - 3

IN WITNESS WHEREOF, the parties hereto have caused this Priority Confirmation Joinder to be executed by their respective officers or representatives as of [______________, 20____].

[insert name of New Representative]

By:
Name:
Title:

Exhibit A - 4

Acknowledged and Agreed to by:

GULFPORT ENERGY CORPORATION, as Borrower

By:
Name:
Title:

Exhibit A - 5

EXHIBIT B
to Intercreditor Agreement

SECURITY DOCUMENTS

PART A.

List of Priority Lien Security Documents

1.

2.

3.

4.

PART B.

List of Indenture Second Lien Security Documents

1.	Second Lien [Pledge and ] Security Agreement, dated as of [ ], 2020, by and among Gulfport Energy Company, each of the other Grantors party thereto, and [ ], as Collateral Trustee, for the ratable benefit of the Secured Parties (as defined therein) , as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

2.	Each mortgage and deed of trust entered into, executed and delivered by Gulfport Energy Company or any other Grantor creating (or purporting to create) a Lien upon Collateral in favor of the Second Lien Collateral Trustee, to secure the Second Lien Obligations, except to the extent released by the Second Lien Collateral Trustee in accordance with this Agreement and the Second Lien Security Documents, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

3.	Each UCC Financing Statement filed in connection with the documents listed in items 1 and 2 of this Part B.

PART C.

List of Initial Third Lien Security Documents

1.	None as of the date hereof.

Exhibit B - 1